UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DBV Technologies S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Fellow DBV Shareholders,

Each year, I begin my letter to you with the reminder that DBV was founded upon the belief that children with food allergies, their families, and the allergists who treat them, need, and deserve, multiple treatment options. That belief continues to guide our corporate strategy and drives our employees each day as a foundational element of DBV.

Financial diligence and responsible, targeted spending are core components of our culture. We know and appreciate that our shareholders have placed their trust in us, that we will execute with care spending practices appropriate for a late-development stage biotechnology company. In 2022, DBV secured financial support to advance our strategy for Viaskin™ Peanut. In May, DBV successfully launched an At-The-Market program and subsequently completed sales of new ordinary shares in the form of American Depository Shares (ADSs) for a total gross amount of $15.3 million. In June, DBV announced a $194 million private investment in public equity (PIPE) financing. DBV closed Q2 2022 with a cash balance of $248 million following the ATM and PIPE offerings. We remain committed that this shot in the arm will fuel DBV’s operations through top-line results of our new, Phase 3 Pivotal Study of Viaskin Peanut in 4 – 7 year old children with peanut allergy, VITESSE, anticipated in the first half of 2025.

In June 2022, DBV announced positive topline results from EPITOPE, our Phase 3 Pivotal Study of Viaskin Peanut in toddlers 1 – 3 years old. We shared that 67 percent of subjects treated with Viaskin Peanut 250 µg met response criteria after 12 months, as compared with 33.5 percent of subjects in the placebo arm. The EPITOPE safety results were generally consistent with the safety profile of Viaskin Peanut 250 µg observed in our studies of children ages 4 and older with a confirmed peanut allergy. As patient safety and treatment experience are a priority for DBV, it was encouraging to learn that of the serious adverse events (SAEs) reported, only 1 of the SAEs was deemed related to treatment. Further, of the four subjects in the Viaskin Peanut arm having experienced an anaphylactic reaction determined to be related to, or possibly related to, treatment, 3 resolved with a single dose of epinephrine and 1 resolved without epinephrine. All reported anaphylactic reactions were deemed mild to moderate in severity. In the 12-month treatment period, the trial completion rate was 84.8 percent and was balanced between the Viaskin Peanut and placebo arms. We were also pleased to see that the mean subject compliance to daily patch treatment was above 95 percent in both the active and placebo arms.

The EPITOPE study results were widely shared with the food allergy community with positive reception. DBV also actively engaged in sharing the full EPITOPE trial results at global medical congresses and is currently pursuing publication of the data in a peer-reviewed journal. We know that most peanut-allergic children are diagnosed between 1 – 3 years of age, and yet there are currently no FDA-approved therapies for this age group. The EPITOPE data advanced our understanding of investigational epicutaneous immunotherapy and its ability to induce an immune response with minimal amounts of allergen. We believe that these positive findings support the potential clinical benefit of Viaskin Peanut in this underserved population and look forward to exploring next steps with the U.S. Food and Drug Administration (FDA).

Throughout 2022, DBV worked hard to develop and align with the FDA on key elements of the VITESSE protocol, DBV’s Phase 3 Pivotal Study in children ages 4 – 7 years old with a confirmed peanut allergy. While the FDA issued a partial clinical hold (PCH) on VITESSE in September 2022, DBV appreciated the clear feedback from the FDA, which specified changes to elements of the VITESSE protocol with the intent for the trial to support a future biologics license application (BLA) submission. The FDA communication contained four protocol modifications: the redefinition of the minimal daily wear time, the addition of a statistical test for the patch adhesion assessment, the reclassification of certain adverse events (AEs) to adverse events of special interest (AESIs) and an increase in the number of trial participants on active treatment. Thankfully, there was no disruption to subjects, as DBV had not yet begun screening or recruitment of subjects into the VITESSE study. Further, the PCH only applied to VITESSE and did not impact any other ongoing DBV clinical studies. While the PCH was a temporary setback, DBV is grateful for the FDA’s additional feedback reflecting careful attention to the VITESSE study and our goal for a path forward.

In December 2022, DBV announced that the FDA had lifted the PCH on the VITESSE Phase 3 Pivotal Study. In lifting the PCH, the FDA confirmed DBV satisfactorily addressed all clinical hold issues identified in the PCH letter. The FDA stated that DBV may proceed with VITESSE with the confirmed revisions to the protocol. Subsequently, DBV submitted the updated protocol to study sites for subsequent Institutional Review Boards (IRB)/Ethics Committees (EC) approval. DBV is currently advancing study forward. We know that the food allergy community is eagerly awaiting the opportunity to study and expand our learnings about the potential of epicutaneous immunotherapy and Viaskin Peanut. The Company expects to initiate patient screening in Q1 2023 with the last patient screened in 1H 2024 and topline results anticipated in 1H 2025.

While it is no secret that 2022 contained both highs and lows for DBV, looking back, I can say with certainty that I am proud of our persistence that led to standing where we are today. DBV rebuilt confidence, strengthened our relationships, and earned our current achievements. Because of our strategic actions in 2022, we are strongly positioned for the future. We have not only progressed the development of our lead product candidate, but also have earlier stage food allergy programs in phase 2 of clinical development for cow’s milk allergy and eosinophilic esophagitis. I am confident that DBV will be well-positioned to bring innovative, specialized therapies to market that help make a meaningful difference to patients worldwide.

Reflecting on the year, 2022 was characterized by perseverance and transformation for DBV. At our core remains the steadfast dedication to science and technology that sets us apart from other biotechnology companies. Those of you who have been a part of our journey for some time know that our commitment to food allergic families is embedded in our corporate culture. We are here to serve our future patients, to give them hope when treatment options have thus far been so limited. We believe that it is unacceptable that avoidance and OIT are the only means of managing a peanut allergy. The curious and courageous minds that compose DBV’s global personnel work hard every day to one day bring to market an innovative and transformative therapy for children and toddlers living with peanut allergy. Our team will not give up on them. We are looking forward to 2023 as we are actively recruiting for the VITESSE Phase 3 Pivotal Study and embarking on possibilities stemming from the results of our EPITOPE data. Thank you very much for your trust and support as a shareholder—and for being an active contributor to the success of our journey.

Sincerely,

Michel de Rosen

DBV Technologies S.A.

177-181 Avenue Pierre Brossolette

92120 Montrouge France

NOTICE OF ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 10:00 AM Paris Time on April 12, 2023

To Shareholders of DBV Technologies S.A.:

The 2023 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”) of DBV Technologies S.A. (the “Company”), a French société anonyme, will be held on April 12, 2023, at 10:00 AM Paris time at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette, 92120 Montrouge, France.

Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the annual financial statements for the year ended December 31, 2022,

2.	Approval of the consolidated financial statements for the year ended December 31, 2022,

3.	Allocation of income for the year ended December 31, 2022,

4.	Allocation of the accumulated deficit to the share premium account,

5.	Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.	Ratification of the provisional appointment of Mrs. Danièle Guyot-Caparros as director,

7.	Renewal of Mrs. Maïlys Ferrère, as director,

8.	Renewal of Mr. Daniel Tassé, as director,

9.	Renewal of Mr. Michael J. Goller, as director,

10.	Renewal of the term of office of Deloitte & associés as Statutory Auditor,

11.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2022,

12.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Michel de Rosen, Chairman of the Board of Directors,

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Daniel Tassé, Chief Executive Officer,

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

15.	Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2023,

16.	Approval of the compensation policy for the Directors for the year ending December 31, 2023,

17.	Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2023,

18.	Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code,

Within the authority of the Extraordinary Shareholders’ Meeting:

19.	Delegation to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L.22-10-62 of the French Commercial Code,

20.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with pre-emptive rights,

21.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without pre-emptive rights, by means of a public offer (excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer,

22.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access, as the case may be, to equity securities or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code,

23.	Authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year,

24.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics,

25.

Delegation of powers to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”,

26.

Delegation of powers to be granted to the Board of Directors, in the case of a capital increase with existing shareholders’ preferential subscription rights maintained or waived, to increase the number of shares to be issued in the event of excess demand for subscriptions,

27.

Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to the capital, up to the limit of 10% of the capital, in consideration for contributions in kind of securities or securities giving access to the capital,

28.	Delegation of powers to be granted to the Board of Directors for the purpose of deciding on any operation of merger-absorption, demerger, or partial contribution of assets,

29.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-eighth resolution,

30.	Overall limit on the maximum authorized amounts set under the resolutions twenty-first, twenty-second, twenty-fourth, twenty-fifth, twenty-sixth, twenty-seventh and twenty-ninth resolutions,

31.	Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums,

32.

Delegation of powers to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code,

33.

Delegation of powers to be granted to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with pre-emptive subscription rights waived in favor of a category of persons,

34.

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups,

35.

Authorization to be granted to the Board of Directors to grant options to subscribe and/or purchase shares (stock options) to employees and/or certain officers of the Company or related companies or economic interest groups,

36.	Amendment of Article 11 of the by-laws,

37.	Amendment of Article 20 of the by-laws,

38.	Amendment of Article 21 of the by-laws,

39.	Amendment of Article 18 of the by-laws,

40.	Amendment of Article 23 of the by-laws,

Within the authority of the Ordinary Shareholders’ Meeting:

41.	Powers to complete formalities.

These items of business are more fully described in the proxy statement accompanying this Notice.

On April 12, 2023, starting at 10:00 AM Paris time, the Annual General Meeting will be webcast with live audio on our website https://www.dbv-technologies.com. The recorded webcast of the Annual General Meeting will remain accessible on the Company’s website for two years following the date of the Annual General Meeting.

These proxy materials will be mailed by Citibank, N.A. (the “Depositary”) commencing on or about March 24, 2023, to all holders of the Company’s American Depositary Shares (“ADSs”), each representing one-half of one ordinary share of the Company, having a nominal value of €0.10 per share (the “Ordinary Shares” or “Shares”). Our registrar, Société Générale Securities Services, will commence mailing proxy materials to all holders of the Company’s Ordinary Shares on or about March 24, 2023, in accordance with French law and requirements.

In accordance with Article R. 225-85 of the French Commercial Code, if you are holder of Ordinary Shares that are registered in your name or in the name of an intermediary duly registered on your behalf as of April 6, 2023 at 12:00 AM Paris time, which is the second business day prior to the meeting (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, you will be eligible to vote your Ordinary Shares . You may (i) vote in person at the Annual General Meeting (ii) grant your voting proxy directly to the chairman of the Annual General Meeting (iii) grant your voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union, (iv) vote by submitting your proxy card by mail or (v) vote by electronic mail via the secure platform Votaccess. If you vote in advance of the Annual General Meeting, you may change your vote provided that your request is received by the Company within the applicable time limits described in this proxy statement.

If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual

General Meeting as March 15, 2023 (the “ADS Record Date”). If you wish to have your votes cast at the meeting, you must obtain, complete and timely return at or prior to 10:00 AM Eastern Time on April 5, 2023, a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.

We appreciate your continued support of DBV Technologies S.A. and look forward to receiving your vote.

By order of the Board of directors,

Daniel Tassé
Chief Executive Officer

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the accompanying materials. Whether or not you expect to attend the meeting, no matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 12, 2023:

The proxy statement and annual report are available on the Investors section of our website https://www.dbv-technologies.com

Our Depositary, Citibank, N.A., will commence mailing the proxy materials to all ADS holders on or about March 24, 2023. Our registrar, Société Générale Securities Services, will commence mailing the proxy materials to all holders of our Ordinary Shares on or about March 24, 2023, in accordance with French law and requirements.

Along with this proxy statement, we are also providing our 2022 Annual Report on Form 10-K, which includes our financial statements prepared in accordance with U.S. GAAP for the fiscal year ended December 31, 2022.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	13
REPORT OF AUDIT COMMITTEE	26
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	27
EXECUTIVE COMPENSATION	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	37
DELINQUENT SECTION 16(a) REPORTS	40
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	41
AUDIT FEES AND SERVICES	45
PROPOSAL NOS. 1 TO 4: APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2022, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2022, ALLOCATION OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2022 AND ALLOCATION OF ACCUMULATED DEFICIT TO SHARE PREMIUM ACCOUNT	47
PROPOSAL NO. 5 STATUTORY AUDITORS’ SPECIAL REPORT ON REGULATED AGREEMENTS AND ACKNOWLEDGMENT OF THE ABSENCE OF THE NEW REGULATED AGREEMENTS	48
PROPOSAL NOS. 6 TO 9: RATIFICATION OF PROVISIONAL APPOINTMENT OF MRS. DANIELE GUYOT-CAPARROS AS DIRECTOR RENEWAL OF MRS. MAILYS FERRERE, RENEWAL OF MR. DANIEL TASSE, RENEWAL OF MR. MICHAELJ. GOLLER AS DIRECTORS	49
PROPOSAL NO. 10: RENEWAL OF THE TERM OF OFFICE OF DELOITTE AND ASSOCIES AS STATUTORY AUDITOR	51
PROPOSAL NO. 11: APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF THE ARTICLE L.22.10-9 OF THE FRENCH COMMERCIAL CODE ON THE COMPENSATION OF CORPORATE OFFICERS FOR THE YEAR 2022	52
PROPOSAL NO. 12: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS	53
PROPOSAL NO. 13: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER	54
PROPOSAL NO. 14: ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER	55
PROPOSAL NOS. 15 TO 17: APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN FOR CHAIRMAN OF THE BOARD OF DIRECTORS FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2023, APPROVAL OF THE COMPENSATION POLICY FOR THE DIRECTORS OF THE FINANCIAL YEAR ENDING DECEMBER 31, 2023 AND APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2023	56
PROPOSAL NO. 18: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO BUY BACK COMPANY SHARES ON THE COMPANY’S BEHALF PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE	57
PROPOSAL NO. 19: DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE	59

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PROPOSAL NO. 20: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES WITH PRE-EMPTIVE RIGHTS	62
PROPOSAL NO. 21: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/ OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES, AND/OR SECURITIES GIVING ACCESS TO EQUITY SECURITIES TO BE ISSUED, WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER (EXCLUDING THE OFFERS SET OUT IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE), AND/OR AS CONSIDERATION FOR SECURITIES IN THE CONTEXT OF A PUBLIC EXCHANGE OFFER	64
PROPOSAL NO. 22: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS, AS THE CASE MAY BE, TO EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER REFERRED TO IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE	66
PROPOSAL NO. 23: AUTHORIZATION, IN THE EVENT OF AN ISSUE WITHOUT PRE-EMPTIVE RIGHTS, TO SET THE ISSUE PRICE ACCORDING TO THE TERMS SET BY THE GENERAL MEETING, WITHIN A LIMIT OF 10% OF THE CAPITAL PER YEAR	67
PROPOSAL NO. 24: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF CATEGORIES OF PERSONS MEETING SPECIFIED CHARACTERISTICS	68
PROPOSALS NO 25: DELEGATION OF POWER TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES TO BE ISSUED IMMEDIATELY OR IN THE FUTURE BY THE COMPANY, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF PERSONS MEETING SPECIFIED CHARACTERISTICS WITHIN THE FRAMEWORK OF AN EQUITY FINANCING AGREEMENT ON THE UNITED STATES STOCK MARKET KNOWN AS “AT-THE-MARKET OFFERING” OR “ATM PROGRAM”	70
PROPOSAL NO. 26: DELEGATION OF POWER TO BE GRANTED TO THE BOARD OF DIRECTORS, IN THE CASE OF A CAPITAL INCREASE WITH EXISTING SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS MAINTAINED OR WAIVED, TO INCREASE THE NUMBER OF SHARES TO BE ISSUED IN THE EVENT OF EXCESS DEMAND FOR SUBSCRIPTIONS	72
PROPOSAL NO. 27: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GIVING ACCESS TO THE CAPITAL, UP TO THE LIMIT OF 10% OF THE CAPITAL, IN CONSIDERATION FOR CONTRIBUTIONS IN KIND OF EQUITY SECURITIES OR SECURITIES GIVING ACCESS TO THE CAPITAL	73
PROPOSAL NO. 28: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE PURPOSE OF DECIDING ON ANY OPERATION OF MERGER-ABSORPTION, DEMERGER, OR PARTIAL CONTRIBUTION OF ASSETS.	74

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PROPOSAL NO. 29: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING, AS THE CASE MAY BE, ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY), IN THE CONTEXT OF AN OPERATION OF MERGER, DEMERGER OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO THE DELEGATION REFERRED TO IN THE TWENTY-EIGHTH RESOLUTION	75
PROPOSAL NO. 30: OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE 21ST,22D, 24TH, 25TH, 26TH, 27TH AND 29TH RESOLUTIONS	77
PROPOSAL NO. 31: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE INCORPORATION OF RESERVES, PROFITS AND/OR PREMIUMS	78
PROPOSAL NO. 32: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE	79
PROPOSAL NO. 33: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF PERSONS	81
PROPOSAL NO. 34: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FOR FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY	84
PROPOSAL NO. 35: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY OR RELATED COMPANIES OR ECONOMIC INTEREST GROUPS	87
PROPOSAL NO. 36: AMENDMENT OF ARTICLE 11 OF THE BY-LAWS	92
PROPOSAL NOS. 37 TO 40: AMENDMENT OF ARTICLES 20, 21, 18 AND 23 OF THE BY-LAWS	93
PROPOSAL NOS. 37 TO 40: AMENDMENT OF ARTICLES 20, 21, 18 AND 23 OF THE BY-LAWS	93
PROPOSAL NO 41: POWERS TO COMPLETE FORMALITIES	94
CODE OF BUSINESS CONDUCT AND ETHICS	95
OTHER MATTERS	95
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	95
ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	96
ANNEX B: COMPENSATION POLICY FOR CORPORATE OFFICERS (SAY ON PAY EX ANTE)	129
ANNEX C – Part 1: APPROVAL OF INFORMATION REFERRED TO IN ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE	136
ANNEX C – Part 2: APPROVAL OF FIXED, VARIABLE AND EXCEPTIONAL ITEMS COMPRISING THE TOTAL COMPENSATION AND BENEFITS OF ANY KIND PAID DURING THE PREVIOUS FINANCIAL YEAR OR AWARDED FOR SAID FINANCIAL YEAR TO THE CORPORATE OFFICERS	138
ANNEX D: ACHIEVEMENT AGAINST ANNUAL CORPORATE OBJECTIVES	140

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DBV Technologies S.A.

177-181 Avenue Pierre Brossolette

92120 Montrouge France

PROXY STATEMENT

FOR THE 2023 ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 10:00 AM Paris Time April 12, 2023

This proxy statement and the enclosed form of proxy are furnished to holders of Ordinary Shares and ADSs in connection with the solicitation of proxies by our board of directors (the “Board of Directors”) for use at the 2023 Annual Combined General Meeting of shareholders of DBV Technologies S.A. (the “Company”), a French société anonyme, and any postponements, adjournments or continuations thereof (the “Annual General Meeting”). The Annual General Meeting will be held on April 12, 2023, at 10:00 AM Paris time at 177-181 Avenue Pierre Brossolette, 92120 Montrouge, France. On April 12, 2023, starting at 10:00 AM Paris time, the Annual General Meeting will be webcast with live audio on our website https://www.dbv-technologies.com. Shareholders will also be able to access the recorded webcast of the Annual General Meeting on the Company’s website for two years following the date of the Annual General Meeting. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Please monitor the Investor section of our website at https://www.dbv-technologies.com/ for updated information and if you intend to view the webcast of the meeting, please check the website in advance of the meeting. In this proxy statement references to “DBV,” “the company,” “our company,” “we,” “us” and “our” refer to DBV Technologies S.A. and our consolidated subsidiaries.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What matters will be voted at the Annual General Meeting?

There are 41 proposed resolutions (the “Proposals”) scheduled to be considered and voted on at the Annual General Meeting:

Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the annual financial statements for the year ended December 31, 2022,

2.	Approval of the consolidated financial statements for the year ended December 31, 2022,

3.	Allocation of income for the year ended December 31, 2022,

4.	Allocation of the accumulated deficit to the share premium account,

5.	Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.	Ratification of the provisional appointment of Mrs. Danièle Guyot-Caparros as director,

7.	Renewal of Mrs. Maïlys Ferrère, as director,

8.	Renewal of Mr. Daniel Tassé, as director,

9.	Renewal of Mr. Michael J. Goller, as director,

10.	Renewal of the term of office of Deloitte & associés as Statutory Auditor,

11.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2022,

12.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Michel de Rosen, Chairman of the Board of Directors,

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Daniel Tassé, Chief Executive Officer,

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

15.	Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2023,

16.	Approval of the compensation policy for the Directors for the year ending December 31, 2023,

17.	Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2023,

18.	Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code,

Within the authority of the Extraordinary Shareholders’ Meeting:

19.	Delegation to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L.22-10-62 of the French Commercial Code,

20.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with pre-emptive rights,

21.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without pre-emptive rights, by means of a public offer (excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer,

22.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access, as the case may be, to equity securities or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code,

23.	Authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year,

24.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics,

25.

Delegation of powers to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”,

26.

Delegation of powers to be granted to the Board of Directors, in the case of a capital increase with existing shareholders’ preferential subscription rights maintained or waived, to increase the number of shares to be issued in the event of excess demand for subscriptions,

27.

Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to the capital, up to the limit of 10% of the capital, in consideration for contributions in kind of securities or securities giving access to the capital,

28.	Delegation of powers to be granted to the Board of Directors for the purpose of deciding on any operation of merger-absorption, demerger, or partial contribution of assets,

29.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-eighth resolution

30.	Overall limit on the maximum authorized amounts set under the resolutions twenty-first, twenty-second, twenty-fourth, twenty-fifth, twenty-sixth, twenty-seventh and twenty-ninth resolutions,

31.	Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums,

32.

Delegation of powers to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code,

33.

Delegation of powers to be granted to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with pre-emptive subscription rights waived in favor of a category of persons,

34.

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups,

35.

Authorization to be granted to the Board of Directors to grant options to subscribe and/or purchase shares (stock options) to employees and/or certain officers of the Company or related companies or economic interest groups,

36.	Amendment of Article 11 of the by-laws,

37.	Amendment of Article 20 of the by-laws,

38.	Amendment of Article 21 of the by-laws,

39.	Amendment of Article 18 of the by-laws,

40.	Amendment of Article 23 of the by-laws,

Within the authority of the Ordinary Shareholders’ Meeting:

41.	Powers to complete formalities.

What does a DBV ADS represent?

Each ADS represents one-half of one Ordinary Share of DBV Technologies S.A. Each Ordinary Share is entitled to one vote.

As of February 15, 2023, 94,137,145 Ordinary Shares were outstanding, of which 23,806,124 were represented by ADSs.

What if another matter is properly brought before the meeting?

At this time, the Board of Directors is unaware of any matters to be presented at the Annual General Meeting, other than as set forth above and the possible additional shareholder resolutions that may properly be submitted before the Annual General Meeting in accordance with applicable French law.

Holders of Ordinary Shares: To address the possibility of another matter being presented at the Annual General Meeting, holders of Ordinary Shares may use their proxy card to (i) abstain from voting on such matters, (ii) vote “AGAINST” on such matters, or (iii) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, or (iv) grant a voting proxy to another shareholder, their spouse, or their partner with whom they have entered into a civil union. If no instructions are given with respect to matters about which we are currently unaware, holder’s Ordinary Shares will not be voted on such matters.

If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions.

Holders of ADSs: Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.

Why is the Company soliciting my proxy?

Our Board of Directors is soliciting your proxy to vote at the 2023 annual meeting of shareholders to be held at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France, on April 12, 2023, at 10:00 AM Paris time. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have sent you this proxy statement, the Notice of Annual Meeting of Shareholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, because you owned our Ordinary Shares or ADSs on March 15, 2023. Our Depositary, Citibank, N.A., intends to commence mailing the proxy materials to holders of our ADSs on or about March 24, 2023. Our registrar, Société Générale Securities Services intends to commence distribution of the proxy materials to shareholders of Ordinary Shares on or about March 24, 2023, in accordance with French law and requirements.

Who may vote?

Ordinary shareholders of record and bearer shareholders

If you are a holder of Ordinary Shares at 12:00 AM Paris time on April 6, 2023 you will be eligible to vote at the Annual General Meeting. In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each share of our Ordinary Shares held by them on the record date.

In accordance with article R. 225-85 of the French Commercial Code, only those holders of Ordinary Shares who can prove their status by having their shares registered in their name, or in the name of an intermediary duly registered on their behalf, on the second business day prior to the meeting, i.e. April 6, 2023 at 12:00 AM Paris time (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, will be eligible to vote.

For registered shareholders, this registration in the registered share accounts on the Ordinary Share Record Date is sufficient to enable them to vote their Shares.

For bearer shareholders, it is the authorized intermediaries who maintain the bearer share accounts who directly prove their clients’ status as shareholders to Société Générale Securities Services (the centralizing institution for the meeting mandated by DBV Technologies) by producing a certificate of participation which they attach to the single postal voting or proxy form drawn up in the name of the shareholder or on behalf of the shareholder represented by the registered intermediary.

Holders of American Depositary Shares

If you are a registered holder of ADSs on the books of Citibank, N.A. on March 15, 2023 (the “ADS Record Date”), then at or prior to 10:00 AM Eastern Time on April 5, 2023, you may provide instructions to the Depositary as to how to vote the Ordinary Shares underlying your ADSs on the issues set forth in this proxy statement. The Depositary will mail you a voting instruction card if you hold ADSs in your own name on the Depositary’s share register (“Registered Holders”). If, however, on the ADS Record Date you held your ADSs through a bank, broker, custodian or other nominee/agent (“Beneficial Holders”), it is anticipated that such bank, broker, custodian or nominee/agent will forward voting instruction forms to you.

•	Registered Holders. Registered holders of ADSs must complete, sign and return a Voting Instruction Form to be actually received by the Depositary on or prior to 10:00 AM Eastern Time on April 5, 2023.

•

Beneficial Holders. If our ADSs are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those ADSs held in “street name,” and this proxy statement was forwarded to you by your broker or nominee. A holder of ADSs held through a broker, bank or other nominee should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs.

As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

How many votes do I have?

Each share of our Ordinary Shares that you own entitles you to one vote. Each ADS represents one-half of one Ordinary Share. Voting instructions with respect to ADSs may be given only in respect of a number of ADSs representing an integral number of Ordinary Shares.

How will my Ordinary Shares be voted if I do not vote?

If you hold Ordinary Shares and do not (i) grant your voting proxy directly to the chairman of the Annual General Meeting, (ii) vote in person at the Annual General Meeting, (iii) grant your voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union, (iv) vote by submitting your proxy card by mail or (v) vote electronically via Votaccess, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.

If you hold Ordinary Shares and grant your voting proxy directly to the chairman of the Annual General Meeting without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the Board of Directors’ recommendations.

If you own Ordinary Shares in “street name” through a broker, bank or other nominee and you do not direct your broker how to vote your shares on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot vote your shares for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?

With respect to Ordinary Shares represented by ADSs for which no timely voting instructions are received by the Depositary from a holder of ADSs, the Depositary shall not vote such Ordinary Shares. The Depositary will not itself exercise any voting discretion in respect of any Ordinary Shares.

If you own ADSs in “street name” through a broker, bank or other nominee and you do not direct your broker how to instruct the Depositary how to vote the Ordinary Shares represented by your ADSs on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to provide voting instructions to the Depositary. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot provide voting instructions to the Depositary with respect to how to vote the Ordinary Shares represented by your ADSs for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will my Ordinary Shares be voted if I grant my proxy to the chairman of the Annual General Meeting?

If you are a holder of Ordinary Shares and you grant your proxy to the chairman of the Annual General Meeting, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the Board of Directors in Proposal Nos. 6 to 9 and “FOR” each of Proposal Nos. 1 to 5 and 10 to 41.

How many votes are needed for approval of each proposed resolution?

•

Proposal Nos. 1 to 18 and Proposal 41: The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee in Proposal Nos. 6 to 9 and for the approval of each matter described in Proposal Nos. 1 to 5 and 10 to 41.

•	Proposal Nos. 19 to 40: For approval of Proposal Nos. 19 to 40, the affirmative vote of two-thirds of the total number of votes cast is required.

What is an “abstention” and how would it affect the vote?

With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter.

With respect to ADSs, an abstention occurs when a holder of ADSs sends proxy instructions to the Depositary to abstain from voting regarding a particular matter.

Abstentions by holders of Ordinary Shares or by holders of ADSs will not be counted toward a quorum and will not be counted as votes cast and will have no effect on the outcome of the vote on matters on which a holder has abstained.

Who will count the votes at the Annual General Meeting?

Representatives of Société Générale Securities Services and our legal department will tabulate the votes and act as inspectors of election.

What Constitutes a Quorum for the Annual Meeting?

Consistent with French law, our by-laws provide that a quorum requires the presence of shareholders having at least (1) 20% of the shares entitled to vote in the case of an ordinary shareholders’ general meeting or at an extraordinary shareholders’ general meeting where shareholders are voting on a capital increase by capitalization of reserves, profits or share premium, or (2) 25% of the shares entitled to vote in the case of any other extraordinary shareholders’ general meeting.

How can I vote my Ordinary Shares or ADSs?

If you hold Ordinary Shares

In order to facilitate their participation in the Annual General Meeting, the Company offers its holders of Ordinary Shares the possibility of voting via Votaccess.

The Votaccess website will be open from March 24, 2023, at 9:00 AM Paris time to April 11, 2023 at 3:00 PM Paris time.

In order to avoid any possible bottleneck on the Votaccess platform, shareholders are strongly recommended not to wait until the end of the opening period of Votaccess to enter their instructions.

Only holders of bearer shares whose account-holding institution has subscribed to the Votaccess system and offers them this service for this general meeting will be able to access it. The securities account holder of the bearer shareholder, who does not subscribe to Votaccess or who makes access to the site subject to conditions of use, will indicate to the shareholder how to proceed.

Shareholders wishing to participate in the Annual General Meeting may choose one of the following options:

•	vote in person at the Annual General Meeting;

•	give your voting proxy to the chairman of the Annual General Meeting;

•	grant your voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union; or

•	vote by mail or via Votaccess.

You may vote in person at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting.

Shareholders who have chosen to vote by mail using the single form or via Votaccess may:

•

in the case of registered shareholders: by mail, return the single form for voting by mail that will be sent to you with the notice of meeting using the enclosed envelope no later than April 9, 2022, 11:59 PM Paris Time; or via Votaccess, log on to https://sharinbox.societegenerale.com/en/shareholders no later than April 11, 2023, 3:00 PM Paris Time ;

•

in the case of bearer shareholders: by post, request this form from the financial intermediary with which their shares are registered, as of the date of the meeting, which request must be received at least six days prior to the date of the meeting, at the following address Société Générale, Service des Assemblées (CS 30812 – 44308 Nantes Cedex 3) no later than April 6, 2023, 11:59 p.m., Paris Time; or via Internet, log on to the portal of its securities account holder to access the Votaccess site in accordance with the terms and conditions set out below, no later than April 11, 2023, 3:00 PM Paris time.

Postal votes cast by paper means will only be taken into account if the duly completed and signed forms (and accompanied by the certificate of participation for bearer shares) reach the aforementioned Meetings Department of Société Générale at least three days before the date of the general meeting, i.e., no later than April 9, 2023, 11:59 PM Paris time.

In accordance with the provisions of Article R. 225-79 of the French Commercial Code, notification of the appointment and revocation of a proxy to the Chairman or to another shareholder, your spouse, or your partner with whom you have entered into a civil union, may also be made in the following manner:

•

by post, using the voting form sent either directly for registered shareholders, using the prepaid reply envelope attached to the notice of meeting, or by the holder of the share account for bearer shareholders and received by the Société Générale, Service des Assemblées (CS 30812 – 44 308 Nantes Cedex 3) no later than April 9, 2023, 11:59 p.m. Paris time;

•

by electronic means, by connecting, for registered shareholders to the www.sharinbox.societegenerale.com website, for bearer shareholders to the portal of their securities account holder to access the Votaccess website, in accordance with the terms and conditions described below, no later than April 11, 2023, 3:00 PM Paris time.

In addition, if you give a proxy vote to another shareholder, to your spouse or to your partner with whom you have entered into a civil union, the voting proxy needs to address its voting instructions to Société Générale for the exercise of its mandates in the form of a scanned copy of the single form, by e-mail to the following address: assemblees.generales@sgss.socgen.com. The form must bear the surname, first name and address of the person being named as proxy, the words “In the capacity of proxy”, and must be dated and signed. The direction of the vote must be indicated in the “I vote by mail” box of the form. The proxy must attach a copy of his or her identity card and, if applicable, a power of attorney from the legal entity he/she represents. To this end, the authorized intermediary holding the account shall notify the Company or its agent of the transfer of ownership and provide it with the necessary information. No transfer of ownership made after Ordinary Share Record Date, regardless of the means used, shall be notified by the authorized intermediary holding the account or taken into consideration by the Company, notwithstanding any agreement to the contrary. It should be noted that for any proxy given by a shareholder without indication of a proxy holder, the chairman of the Annual General Meeting shall cast a vote in favor of the adoption of draft resolutions presented or approved by the Board of Directors, and a vote against the adoption of all other draft resolutions.

Please also note that shareholders who wish to ask questions may submit these in writing, accompanied by the shareholder’s certificate of registration, to investors@dbv-technologies.com. Questions must be submitted by April 4, 2023, at 11:59 PM Paris time.

If you hold ADSs

If you are a holder of ADSs, you may give voting instructions to the Depositary or your broker, bank, or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. If you held ADSs as of the ADS Record Date, you have the right to instruct the Depositary - if you held your ADSs directly - or the right to instruct your broker, bank, or other nominee - if you held your ADSs through such intermediary - how to vote.

If you are a registered holder of ADSs on the books of the Depositary as of the ADS Record Date, the Depositary will mail you a Voting Instruction Form. So long as the Depositary receives your Voting Instruction Form on or prior to 10:00 AM Eastern Time on April 5, 2023, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct.

If your ADSs are held through a broker, bank, or other nominee as of the ADS Record Date, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank, or other nominee, as applicable, and carefully follow the voting instructions provided to you.

As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank, or other nominee, as applicable, with voting instructions, the Depositary will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

How does the Board of Directors recommend that I vote on the proposals?

Our Board of Directors recommends that you vote “FOR” the nominees to the Board of Directors in Proposal Nos. 6 to 9 and “FOR” each of Proposal Nos. 1 to 5 and 10 to 41.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How can I vote my Ordinary Shares or ADSs?” for each account to ensure that all of your shares are voted.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where can I find the voting results of the Annual General Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting These Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Where is the Annual General Meeting?

The Annual General Meeting will be held at 10:00 AM, Paris time, on April 12, 2023 at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France.

On April 12, 2023, starting at 10:00 AM Paris time, the Annual General Meeting will be webcast with live audio on the Company’s website http://www.dbv-technologies.com, including the presentation of the results of the votes on the resolutions received by Société Générale Securities Services. Shareholders will also be able to access the recorded webcast of the Annual General Meeting on the Company’s website for two years.

Who may attend the Annual General Meeting?

Holders of record of Ordinary Shares as of 12:00 AM Paris time, on April 6, 2023 or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or may present evidence of their status as a shareholder at the Annual General Meeting as of 12:00 AM Paris time, on April 6, 2023.

Holders of ADSs will not be able to attend the Annual General Meeting.

Can I vote in person at the Annual General Meeting?

If you hold Ordinary Shares as of 12:00 AM, Paris time, on April 6, 2023 you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.

If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.

I share an address with another holder of ADSs, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our ADS holders of record reside, if we or your broker believe that the ADS holders of record are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. ADS holders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If a broker or other nominee holds your ADSs and (1) your household received a single set of proxy materials this year, but you would prefer to receive your own copy or you do not wish to participate in householding and would like to receive your own set of our proxy materials in future years or (2) you share an address with another ADS holder and together both of you would like to receive only a single set of proxy materials, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Can I receive Company shareholder communications by electronic delivery?

Most shareholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your proxy card or by following the instructions provided when you vote over the Internet.

Where can I find documents referenced in this proxy statement?

An English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting is included in Annex A of this proxy statement and this proxy statement will be accompanied by the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31,2022 presented in accordance with generally accepted accounting principles in the United States. The Company’s Annual Report on Form 10-K was filed with the SEC on March 2, 2023, and is available on our website at https://www.dbv-technologies.com. In addition, once available, the following documents will be posted on our website at https://www.dbv-technologies.com: (i) an English translation of the statutory financial statements of the Company for the fiscal year ended December 31, 2022 prepared in accordance with generally accepted accounting principles as applied to companies in France; (ii) an English translation of the consolidated financial statements of the Company for the fiscal year ended December 31, 2022 prepared in accordance with International Financial Reporting Standards as adopted by the European Union; (iii) an English translation of the report of the Board of Directors and the management report; and (iv) an English translation of the report of the statutory auditors concerning the statutory and consolidated financial statements of the Company for the fiscal year ended December 31, 2022, as well as an English translation of the special report of the statutory auditors concerning the regulated agreements and acknowledgement of the absence of new related party transactions being presented to shareholders for approval in Proposal No. 5.

You may obtain additional information, which we make available in accordance with French law, by contacting the Company at DBV Technologies S.A., 177-181 avenue Pierre Brossolette, 92120 Montrouge, France, or by emailing investors@dbv-technologies.com. Such additional information includes, but is not limited to, the statutory auditors’ reports referenced in the resolutions described below.

What is the deadline to propose actions for consideration at next year’s Annual General Meeting of shareholders or to nominate individuals to serve as directors?

Shareholder Proposals

Any holder of ADSs and/or Ordinary Shares desiring to present a resolution for inclusion in the Company’s proxy statement for the 2023 Annual General Meeting of shareholders must deliver such resolution to the Board of Directors at the address below no later than March 18, 2023. Only those resolutions that comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be included in the Company’s proxy statement for the 2023 Annual General Meeting of shareholders.

In addition, under French law, holders of Ordinary Shares are permitted to submit a resolution for consideration so long as such matter is received by the Company no later than 25 days prior to the date of the meeting. Holders of Ordinary Shares wishing to present resolutions at the 2023 Annual General Meeting of shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt or via e-mail. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. Any holder of Ordinary Shares who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5o of the French Commercial Code in their submission.

In addition to satisfying the requirements under French law and our by-laws, to comply with the universal proxy rules, any holder of ADSs and/or Ordinary Shares who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 13, 2023.

All submissions to the Company should be made to:

DBV Technologies S.A.

177-181 avenue Pierre Brossolette

92120 Montrouge, France

Attention: Legal Department

Email: legal@dbv-technologies.com

Nomination of Director Candidates

Shareholders may recommend director candidates for consideration by our Nominating Committee. For additional information regarding our policy regarding shareholder recommendations for director candidates, see “Shareholder Proposals and Nominations for Director.”

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of ten members. Nine of our directors are independent within the meaning of the listing standards of the Nasdaq Stock Market (“Nasdaq”).

The following table sets forth the names, ages as of February 15, 2023, and certain other information for each of the nominees for director and each of the continuing members of our Board of Directors:

Name	Age	Position	Term Expires
Nominees for Director
Daniel Tassé	63	Chief Executive Officer and Director	2023
Maïlys Ferrère (6)	60	Director	2023
Michael J. Goller (5)	47	Director	2023
Daniele Guyot-Caparros (2) (4) *	64	Director	2024
Continuing Directors
Adora Ndu (2)	41	Director	2024
Julie O’Neill (3)	57	Director	2024
Ravi M. Rao (6)	54	Director	2024
Michel de Rosen (4) (6)	72	Non-Executive Chairman of the Board of Directors	2025
Timothy E. Morris (1)	61	Director	2025
Daniel B. Soland (4)	64	Director	2025

(1)	Chair of our audit committee (the “Audit Committee”).
(2)	Member of our Audit Committee
(3)	Chair of our compensation committee (the “Compensation Committee”).
(4)	Member of our Compensation Committee
(5)	Chair of our nominating and governance committee (the “Nominating Committee”).
(6)	Member of our Nominating Committee
*	Shareholders are being asked to ratify her appointment by Board of Directors to fill the remaining term of her predecessor.

Nominees for Director:

Daniel Tassé has served as Chief Executive Officer since November 2018 and as a member of our Board of Directors since March 2019. Mr. Tassé has served on the board of directors of Regenxbio Inc., a U.S. publicly traded biotechnology company, since 2016 and currently is Chair of Regenxbio Inc.’s compensation committee. From 2013 to 2021, Mr. Tassé served on the board of directors of Indivior plc, a British (London Stock Exchange) publicly traded specialty pharmaceutical company. While on the board of Indivior, Mr. Tassé has served as Lead Independent Director, Interim Chair and Chair of the Audit Committee. From 2018 to 2019, Mr. Tassé served on the board of directors of HLS Therapeutics, a Canadian publicly traded pharmaceutical company. From 2014 to 2019, Mr. Tassé served on the board of directors of Bellerophon Therapeutics, Inc., a U.S. publicly traded biotherapeutics company. From March 2016 to November 2018, Mr. Tassé served as the Chairman and Chief Executive Officer of Alcresta Therapeutics, Inc., a U.S. pediatric-focused rare disease biotechnology company. From January 2008 to April 2015, Mr. Tassé served as the Chairman and Chief Executive Officer of Ikaria, Inc., a U.S. company that develops drugs and devices for critically ill patients. In April 2015, Ikaria, Inc. was acquired by Mallinckrodt Pharmaceuticals. Mr. Tassé holds a B.Sc. in Biochemistry from Université de Montréal. Mr. Tassé is fluent in French and English. The Board of Directors believes that Mr. Tassé’s leadership and extensive experience in the pharmaceutical industry will allow him to drive us to the success of our objectives.

Maïlys Ferrère has served as a member of our Board of Directors since June 2016 and previously served as a non-voting observer of our Board of Directors since our initial public offering on Euronext Paris in March 2012. Ms. Ferrère has served as a Director, Head of the Large Venture Investment Activity at Bpifrance, France’s public investment bank, since October 2013 and is affiliated with one of our significant shareholders. Ms. Ferrère serves as chief executive officer of Cornovum S.A and Three4Tech. Ms. Ferrère serves on the board of directors of Sequans Communications S.A., a publicly traded French designer, developer and supplier of cellular semiconductor solutions, Valnveva SE, a publicly traded company listed on Eurnoext Paris and Nasdaq, Devialet, an unlisted company, and Doctolib an unlisted company. Ms. Ferrère served on the board of directors of Innate Pharma S.A., a French global oncology-focused biotech company, from 2017 to 2021. Ms. Ferrère served on the board of directors at Valneva S.A., a publicly traded French biotech company, from 2016 and 2019. Ms. Ferrère served on the board of directors at Gensight Biologics S.A., a French publicly traded biotechnology company, from 2016 to 2019. Ms. Ferrère served on the board of directors of Pixium Vision S.A., a French publicly traded bioelectronics and brain machine interface technology company, from 2015 to 2017. She graduated from Institut d’Etudes Politiques Paris, and began her career with the General Inspectorate of Société Générale before working for multiple French banks in the equity capital markets origination department. The Board of Directors believes that Ms. Ferrère’s experience in the banking industry and her knowledge of capital markets allow her to make valuable contributions to the Board of Directors.

Michael J. Goller has served as a member of our Board of Directors since October 2015. Mr. Goller is a Partner of Baker Bros. Advisors LP, a fund management company focused on long-term investments in life-sciences companies. Prior to joining Baker Brothers in 2005, Mr. Goller was an Associate of JPMorgan Partners, LLC, a private equity division of JPMorgan Chase & Co., where he focused on venture investments in the life sciences sector from 1999 to 2003. Mr. Goller began his career as an investment banker with Merrill Lynch and Co., an investment bank, from 1997 to 1999. Mr. Goller serves on the board of directors of BeiGene, Ltd., a Chinese publicly traded biotechnology company. Mr. Goller served on the board of directors of Levo Therapeutics, a biotechnology company, from August 2017 to February 2019. Mr. Goller holds a B.S. in Molecular and Cell Biology from The Pennsylvania State University, and a Master’s in both Biotechnology at the School of Engineered and Applied Sciences and Business Administration at the Wharton School at the University of Pennsylvania. The Board of Directors believes that Mr. Goller’s experience in the life sciences industry and his knowledge of corporate development matters allow him to make valuable contributions to the Board of Directors.

Daniele Guyot-Caparros has served as a member of our Board of Directors since October 2022. Ms. Guyot-Caparros has a longstanding track record in finance and business operations. She began her career in audit and corporate finance with PricewaterhouseCoopers (PwC) until 1992 and later joined Rhône-Poulenc-Rorer from 1992 until 2009 (later Aventis and Sanofi) where she held several senior finance positions including Chief Financial Officer Global Research and Development and Chief Financial Officer Europe, Group Planning. Ms. Guyot-Caparros also held responsibilities in business development, pricing, and portfolio management. In 2008, Ms. Guyot-Caparros became Senior Advisor for Deloitte France to support the development of the Life Sciences and Health Care Industry practice. Ms. Guyot-Caparros has held independent director responsibilities in several biotechnology and medical technology companies. From 2015 to 2017 she was a member of the supervisory board and the audit committee of Diaxonhit (which became Eurobio Scientific, listed on Euronext Growth). She chaired the audit committee of Supersonic Imagine until its acquisition by the Hologic, a U.S. publicly traded company, in 2019. From 2013 to June 2022, Ms. Guyot-Caparros served on the board of directors of ONXEO (listed on Euronext, OMS Copenhagen and then Euronext Growth) she chaired the audit committee and also chaired the board from May 2019 to July 2021. Ms. Guyot-Caparros is a graduate of Institut Commercial de Nancy, specializing in finance and accounting. The Board of Directors believes that Ms. Guyot-Caparros’ profound experience in corporate finance will allow her to make valuable contributions to the Board of Directors.

Continuing Directors:

Adora Ndu has served as a member of our Board of Directors since May 2021. Dr. Ndu has served as the Chief Regulatory Affairs Officer of BridgeBio Pharma Inc., a publicly traded U.S. biotechnology company, since January 2022, and its Chief Regulatory and Interim Legal Officer since September 2022. From January 2021 to January 2022, Dr. Ndu served as the Group Vice President and Head of Worldwide Research & Development, Strategy, Scientific Collaborations and Policy at BioMarin Pharmaceutical, Inc. (“BioMarin”), a publicly traded U.S. biotechnology company. She previously served in positions of increasing responsibility at BioMarin, as the Vice President, Regulatory Affairs, Policy, Research, Engagement & International from August 2019 to January 2021, Executive Director from September 2017 to July 2019 and Senior Director from February 2017 to September 2019. Prior to joining BioMarin, Dr. Ndu served in various roles at the U.S. Food and Drug Administration from 2008 to 2016, most recently as a Division Director in the Division of Medical Policy Development. Dr. Ndu has served as an adjunct lecturer with the Johns Hopkins University Masters in Biotechnology Enterprise and Entrepreneurship program since 2019. Dr. Ndu received a Doctor of Pharmacy from Howard University and a Juris Doctor from the University of Maryland Francis King Carey School of Law. Dr. Ndu serves on the Board of Directors of Acadia Pharmaceuticals. The Board of Directors believes that Dr. Ndu’s extensive experience in the biopharmaceutical industry allows her to make valuable contributions to the Board of Directors.

Julie O’Neill has served as a member of our Board of Directors since June 2017. From January 2015 to September 2018, Ms. O’Neill served as the Executive Vice President, Global Operations for Alexion Pharmaceuticals Inc. (“Alexion”), a U.S. pharmaceutical subsidiary of AstraZenica. From 2014 to 2015, Ms. O’Neill was Senior Vice President of Global Manufacturing Operations and General Manager of Alexion Pharma International Trading, a subsidiary of Alexion. Prior to joining Alexion, Ms. O’Neill served in various leadership positions at Gilead Sciences, Inc., a U.S. publicly traded biopharmaceutical company, from 1997 to 2014 including Vice President of Operations and General Manager of Ireland from 2011 to 2014. Prior to Gilead Sciences, Ms. O’Neill held leadership positions at Burnil Pharmacies and Helsinn Birex Pharmaceuticals, Inc., an Irish pharmaceutical company. She is a member of the boards of the National Institute for Bioprocessing Research & Training, ICON plc, an Irish publicly traded clinical research organization, Hookipa Pharma Inc., a U.S. publicly traded biotechnology company, Achilles Therapeutics plc, a British publicly traded biotechnology company, ILC Dover, LP, a U.S. engineering development and manufacturing company, and Angus Chemical Company, a U.S. global specialty and fine chemical company. From January 2019 to October 2019, Ms. O’Neill was engaged by us to serve as a consultant to support CMC activities, including our BLA resubmission for ViaskinTM Peanut. Ms. O’Neill received a Bachelor of Science in Pharmacy from University of Dublin, Trinity College and a Masters of Business Administration from University College Dublin Smurfit School of Business. The Board of Directors believes that Ms. O’Neill’s experience in the life sciences industry and her knowledge of corporate development matters allow her to make valuable contributions to the Board of Directors.

Ravi M. Rao has served as a member of our Board of Directors since May 2021. Dr. Rao also serves as the Chief Medical Officer both at Oxford Biomedica since March 2022 and at Sitryx Therapeutics since April 2022 and is a Venture Partner at SV Health Investors. He previously served as Head of R&D at Swedish Orphan Biovitrum and also as the Chief Medical Officer of Swedish Orphan Biovitrum AB, a global biopharmaceutical specialty company, from August 2020 to January 2022. From October 2019 to August 2020, Dr. Rao served as Chief Medical Officer of Aeglea Biotherapeutics Inc., a U.S. publicly traded clinical-stage company developing enzyme therapies for rare metabolic disease. Prior to that, from 2012 to October 2019, Dr. Rao was a Vice President at GlaxoSmithKline plc, a publicly traded British multinational pharmaceutical company. Dr. Rao received a Bachelor of Arts with Honors from the University of Cambridge, Gonville and Caius College; an MB.BChir from the University of Cambridge; a MRCP from the Royal College of Physicians, London; a CCST in Rheumatology from the General Medical Council; and a Ph.D. from Imperial College London. The Board of Directors believes that Dr. Rao’s experience in clinical development and medical affairs allows him to make valuable contributions to the Board of Directors.

Michel de Rosen has served as a member of our Board of Directors since May 2018 and as Non-Executive Chairman of our Board of Directors since March 2019. Mr. de Rosen also serves on the board of directors of Faurecia SE, a publicly traded French global automotive supplier since 2017, and served on the board of directors of Pharnext SA, a publicly traded French biopharmaceutical company from 2015 until 2022. Mr. de Rosen previously served on the board of directors of Idorsia Pharmaceuticals Ltd., a publicly traded Swiss biopharmaceutical company, from 2020 to 2021. Mr. de Rosen served as Chairman and Chief Executive Officer of Eutelsat, a publicly traded French satellite operator, from 2009 until his retirement in November 2017, Chairman and Chief Executive Officer of ViroPharma Incorporated, a U.S. biopharmaceutical company that was publicly traded prior to its acquisition by Shire plc, from 2000 to 2008, and Chairman and Chief Executive Officer of Rhone-Poulenc Santé, a French chemical and pharmaceutical company, from 1993 to 1999. He has also held numerous positions at the French Ministries of Finance, Defense, Industry and Telecommunication. Mr. de Rosen holds an M.B.A. from HEC and an M.B.A. from Ecole Nationale d’Administration. The Board of Directors believes that Mr. de Rosen’s extensive business experience in the biopharmaceutical industry and over 15 years’ experience in the United States will be instrumental to the success of our objectives.

Timothy E. Morris has served as a member of our Board of Directors since March 2021. Mr. Morris has served as Chief Finance Officer of Opthea Limited since October 2022. Previously he served as Chief Operating Officer and Chief Financial Officer of Humanigen, Inc., a publicly traded U.S. biopharmaceutical company, since August 2020. He previously served as the Chief Financial Officer of Iovance Biotherapeutics, Inc., a publicly traded U.S. biopharmaceutical company, from August 2017 to June 2020, and as the Chief Financial Officer and Head of Business Development of AcelRx Pharmaceuticals, Inc., a publicly traded U.S. specialty pharmaceutical company, from March 2014 to June 2017. Mr. Morris serves on the board of directors of Aquestive Therapeutics, Inc. (NASDAQ: AQST), Univercells SA, a Belgian biomanufacturing company since August 2022, and Humanetics Corporation, a U.S. pharmaceutical company since October 2022, and he previously served as a member of the board of directors of Humanigen, Inc. from June 2016 to August 2020. Mr. Morris is the sole member of Aacolade Pharma LLC. Mr. Morris received his BS in Business with an emphasis in Accounting from California State University, Chico, and is a Certified Public Accountant (Inactive). The Board of Directors believes that Mr. Morris’ extensive operational experience with public companies in the biopharmaceutical industry, particularly in the areas of finance and corporate development, allows him to make valuable contributions to the Board of Directors.

Daniel B. Soland has served as a member of our Board of Directors since March 2015. Mr. Soland previously served as Senior Vice President and Chief Operating Officer of Idera Pharmaceuticals, Inc., a publicly traded U.S. biopharmaceutical company, from January 2021 until October 2022. Mr. Soland also served as Senior Vice President and Chief Operating Officer of ViroPharma Incorporated, a U.S. biopharmaceutical company that was publicly traded prior to its acquisition by Shire plc, from March 2008 to December 2014, and currently serves on the board of directors of Acadia Pharmaceuticals Inc., a publicly traded U.S. biopharmaceutical company, since 2015 and previously on the board of directors of Kalvista Pharmaceuticals, Inc., a publicly traded U.S. pharmaceutical company from 2019 to 2022. In addition to his role at ViroPharma Incorporated, where he helped build the organizational and commercial infrastructure that resulted in an 11-fold increase in ViroPharma Incorporated’s share price during his tenure, Mr. Soland previously served as President of Chiron Vaccines, a pharmaceutical company, from 2005 to 2006 and helped engineer a turnaround that contributed to Chiron’s acquisition by Novartis. Prior to then, he served as President and Chief Executive Officer of EpiGenesis Pharmaceuticals from 2002 to 2005. At GlaxoSmithKline Biologicals, a subsidiary of GlaxoSmithKline plc, a British global healthcare company, Mr. Soland served as Vice President and Director, Worldwide Marketing Operations from 1993 to 2002. Earlier in his career, Mr. Soland held positions of increasing responsibility in sales and product management at Pasteur-Merieux’s Connaught Laboratories. He holds a B.S. in Pharmacy from the University of Iowa. The Board of Directors believes that Mr. Soland’s extensive executive and management experience in the pharmaceutical industry worldwide, notably at various senior commercial operations positions, allow him to make valuable contributions to the Board of Directors.

There are no family relationships between or among any of our continuing directors or director nominees. The principal occupation and employment during the past five years of each of our directors and nominee was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors or nominee and any other person or persons pursuant to which he or she is to be selected as a director or nominee.

There are no legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Board Diversity

The diversity of our Board under Nasdaq rules is listed below.

Board Diversity Matrix (As of March 8, 2023)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	6	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

Director Compensation

On May 19, 2021, our shareholders at our ordinary shareholders’ general meeting (the “General Meeting of May 19, 2021”) set the total annual attendance fees to be distributed among non-employee directors at €800,000, which is then distributed according to the amended non-executive director compensation policy. Shareholder authorization for total attendance fees is automatically renewed each year, unless otherwise decided by our shareholders at an ordinary shareholders’ general meeting. See Proposal 9 of the General Meeting of May 12, 2022.

On December 20, 2022, upon recommendation of our Compensation Committee, our Board of Directors decided to allocate the non-executive directors’ compensation for 2022 as follows:

•	a fixed remuneration of €100,000 per year,

•	an additional remuneration of €20,000 per year for the chair of the Audit Committee,

•	an additional remuneration of €10,000 per year for the chairs of the Nominating Committee and the Compensation Committee are entitled, and

•	an additional remuneration of €5,000 per year for the other members of all Committees.

The following table sets forth information regarding the compensation earned by our non-employee directors for 2022. These amounts were earned and paid in or initially denominated in Euro per the above policy. Unless otherwise indicated, the amounts below were converted using an exchange rate of €1.00 to $ 1.0599, which represents respectively the average exchange rate for the year ended December 31, 2022, and the exchange rates on the dates of payment. Mr. Tassé, our Chief Executive Officer, and Ms. Ferrère, a representative of BPI France, are each directors, but do not receive any additional compensation for their services as directors.

Director	Fees Earned or Paid in Cash ($) (1)	Warrant awards ($) (2)	All other compensation ($)	Total ($)
Michel de Rosen	$15,899	$0	$0	$15,899
Daniele Guyot-Caparros (3)	$27,442	$0	$0	$27,442
Maïlys Ferrére (4)	$0	$0	$0	$0
Michael J. Goller	$116,589	$0	$0	$116,589
Viviane Monges (5)	$96,174	$0	$0	$96,174
Timothy E. Morris (6)	$115,167	$0	$0	$115,167
Adora Ndu	$111,290	$0	$0	$111,290
Julie O’Neill	$105,990	$0	$0	$105,990
Ravi M. Rao	$111,290	$0	$0	$111,290
Daniel B. Soland	$111,290	$0	$0	$111,290

(1)	The amounts reported in this column represent the fees earned for service on our Board of Directors and committees of our Board of Directors for 2022.
(2)

The amounts reported in this column reflect the aggregate grant date fair value of such warrants computed in accordance with FASB ASC Topic 718 Compensation—Stock Compensation (“ASC Topic 718”). See Note 12 to our Consolidated Financial Statements in our Annual Report on Form 10-K for a discussion of assumptions made by us in determining the aggregate grant date fair value of our non-employee warrants. In accordance with a delegation of authority by the shareholders to the Board of Directors, the acquisition of these non-employee warrants by the participating directors was subject to the payment of a subscription price determined by our Board of Directors and payable in full by the applicable director that was at least equal to the fair market value of an Ordinary Share on the date of grant.

(3)	Ms. Guyot-Caparros joined our Board of Directors on October 3, 2022.
(4)	No remuneration as non-executive director is accepted by Ms. Mailys Ferrère as representative of BPI France.
(5)	Ms. Monges served as a director and Chairperson of our Audit Committee until her resignation on October 3, 2022.
(6)

Mr. Morris was appointed by the general meeting of shareholders on May 19, 2021 and renewed by the general meeting of shareholders on May 12, 2022 for a term of three years. He served as a member of the Audit Committee and was appointed Chairperson of our Audit Committee on October 3, 2022, replacing Ms. Monges.

The following table sets forth information regarding the aggregate number of non-employee warrant awards held by our non-employee directors as of December 31, 2022. None of our non-employee directors held other stock awards or options as of December 31, 2022.

Director	Non-employee warrants awards (#)
Michel de Rosen	15,837
Michael J. Goller	21,500
Daniele Guyot-Caparros	5,000
Timothy E. Morris	6,837
Adora Ndu	6,837
Julie O’Neill	16,000
Ravi M. Rao	6,837
Daniel B. Soland	38,337

Corporate Governance

Board Independence

As required under the Nasdaq listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined all of our directors, other than Mr. Tassé, are independent directors within the meaning of the applicable Nasdaq listing standards. In accordance with the Nasdaq Listing Rules, a director shall be considered independent if she/he does not have any relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, in accordance with Nasdaq Listing Rules, to be considered independent, a director shall not be subject to any of the mandatory bars to independence set forth in Rule 5605(a) of the Nasdaq Listing Rules. However, pursuant to French law requirements, only Michel de Rosen, Daniele Guyot-Caparros, Timothy E. Morris, Adora Ndu, Julie O’Neill, Daniel B. Soland and Ravi M. Rao are considered to be “independent directors.” In making such determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities (if any).

Board Structure and Director Election

We currently have ten directors, half of whom are citizens or residents of the United States. Under French law and our by-laws, our Board of Directors must be composed of between three and 18 members. Within this limit, the number of directors is determined by our shareholders. Since January 1, 2017, the number of directors of each gender may not be less than 40%. Any appointment made in violation of this limit that is not remedied will be null and void. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with a simple majority vote of our shareholders. Pursuant to our by-laws, the term of a director is three years, subject to a lesser period which could either be one or two year(s) for the purpose of a staggered board. In accordance with French law, our by-laws also provide that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant ordinary shareholders’ meeting, and that any vacancy on our Board of Directors resulting from the death or resignation of a director, provided there are at least three directors remaining, may be filled by vote of a majority of our directors then in office provided that there has been no shareholders meeting since such death or resignation. Directors chosen or appointed to fill a vacancy shall be elected by the Board of Directors for the remaining duration of the current term of the replaced director. The appointment must then be ratified at the next shareholders’ general meeting. In the event the Board of Directors would be composed of less than three directors as a result of a vacancy, the remaining directors shall immediately convene a shareholders’ general meeting to elect one or several new directors so there are at least three directors serving on the Board of Directors, in accordance with French law.

We believe that the structure of our Board of Directors and its committees provides strong overall governance of our Company. The Chairman of our Board of Directors monitors the content, quality and timeliness of information sent to our Board of Directors and is available for consultation with our Board of Directors regarding the oversight of our business affairs. Mr. de Rosen has served as Chairman of the Board of Directors since March 4, 2019. He is an independent director under the listing standards of Nasdaq. Our Board of Directors believes that, given his perspective and experience in matters of the board and his ability to liaison between our non-independent directors and our independent directors, Mr. de Rosen’s service as our chairman is appropriate and is in the best interests of our Board of Directors, our Company and our shareholders.

Board Meetings and Committees

During our fiscal year ended December 31, 2022, the Board of Directors held 13 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served as required under the charter of our Board of Directors.

We encourage, but do not require, members of our Board of Directors to attend our Annual General Meetings of shareholders. All of our directors attended the General Meeting of May 12, 2022.

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Exchange Act, and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our Board of Directors only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. As a result, decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant board committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board of Directors.

Role of the Board in Risk Oversight

Our Board of Directors is primarily responsible for the oversight of our risk management activities and has delegated to the Audit Committee the responsibility to assist our board in this task. While our board oversees our risk management, our management is responsible for day-to-day risk management processes, including, without limitation, management of cybersecurity, data privacy, and information technology risks and procedures. Our Board of Directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Nominating Committee and a Compensation Committee, each of which operate pursuant to a written charter adopted by our Board of Directors that satisfies the applicable rules and regulation of the SEC and the listing standards of Nasdaq. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Exchange Act, Nasdaq, and SEC rules and regulations.

Subject to the following paragraph concerning the Audit Committee, in accordance with French law, committees of our Board of Directors only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. As a result, decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant board committee.

Name	Audit	Compensation	Nominating and Corporate Governance
Daniel Tassé
Michel de Rosen		X	X
Maïlys Ferrère			X
Michael J. Goller			Chair
Timothy E. Morris	Chair
Adora Ndu	X
Julie O’Neill		Chair
Daniel B. Soland		X
Ravi M. Rao			X
Daniele Guyot-Caparros	X	X

Below is a description of each committee of the Board.

Audit Committee. In accordance with French law, the Audit Committee has the following responsibilities: (i) it monitors the process of preparing the financial information and, where appropriate, makes recommendations to ensure its integrity, (ii) it monitors the efficiency of risk management and internal control systems, as well as that of internal audits if applicable, with regard to the preparation and processing of financial and accounting information, without prejudice to its independence, (iii) it issues a recommendation on the statutory auditors proposed for appointment by the general meeting, (iv) it monitors implementation by the statutory auditors of their mission, (v) it ensures that the statutory auditors comply with independence criteria, (vi) it approves the provision of services other than the auditing of accounts referred to in Article L.822-11-2 of the French Commercial Code, (vii) it reports regularly to the Board on the performance of its tasks. It also reports on the outcome of the accounts auditing task, how this task contributed to the integrity of the financial information, and the role it played in that process. It immediately informs the Board about any difficulties encountered.

The Audit Committee is composed entirely of independent directors in accordance with applicable law, including the Code and Nasdaq Listing Rules. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one (1) of the directors who is independent must qualify as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K (“Regulation SK”) under the U.S. Securities Act of 1933, as amended, and shall be a member of the Audit Committee as described below. A person who satisfies the definition of “audit committee financial expert” will also be presumed to have financial sophistication. In order to comply with article L.823-19 of the French Commercial Code, such person shall also have an outstanding knowledge in the field of finance, accounting and audit of accounts (compétences particulières en matière financière, comptable ou de contrôle des comptes).

Mr. Morris, Ms. Ndu, and Ms. Guyot-Caparros currently serve on our Audit Committee. Mr. Morris is the chairperson of our Audit Committee since October 3, 2022. Our board has determined that each of Mr. Morris, Ms. Ndu, and Ms. Guyot-Caparros is independent within the meaning of the applicable listing rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our Board of Directors has further determined that Mr. Morris is an “audit committee financial expert” as defined by SEC rules and regulations and that Mr. Morris qualifies as financially sophisticated under the applicable exchange listing rules.

Our Audit Committee has the following responsibilities:

•	monitoring the process of preparing the financial information and, where appropriate, make recommendations to ensure its integrity;

•

monitoring the efficiency of risk management and internal control systems, as well as that of internal audits if applicable, with regard to the preparation and processing of financial and accounting information, without prejudice to its independence;

•

issuing a recommendation on the statutory auditors proposed for appointment by the general meeting. This recommendation to our Board of Directors is prepared in accordance with the provisions of Article 16 of (EU) Regulation no. 537/2014; it also issues a recommendation to this body when the renewal of the mandate of the auditor(s) is considered. Except for renewal, the recommendation must be justified and contain at least two choices while stating a reasoned preference. This recommendation is prepared following a selection procedure led by our Audit Committee. The recommendations and preferences of our Audit Committee are presented at our general meeting held to determine the appointment of the statutory auditor;

•

monitoring implementation by the statutory auditors of their mission and taking account of any findings and conclusions made by the French High Council of Statutory Auditors following controls carried out pursuant to Articles L. 821-9 et seq. of the French Commercial Code;

•

ensuring that the statutory auditors comply with independence criteria; where applicable, our Audit Committee takes the required measures for application of the provisions relating to financial independence set out in Article 4 section 3 of (EU) Regulation no. 537/2014 and ensures compliance with the conditions specified in Article 6 of the same regulation;

•	approving the provision of services other than the auditing of accounts referred to in Article L. 822-11-2 of the French Commercial Code;

•

regularly reporting to our Board of Directors on the performance of its tasks. Our Audit Committee also reports on the outcome of the accounts auditing task, how this task contributed to the integrity of the financial information and the role it played in that process. Our Audit Committee immediately informs our Board of Directors about any difficulties encountered; and

•	reviewing and discussing the oversight of cybersecurity and data privacy matters.

In addition to the functions referred to above, our Board of Directors entrusts the following specific missions to our Audit Committee:

With regard to our financial statements:

•	to examine and verify our draft budgets and draft annual and interim financial statements before they are sent to the board of director;

•	to examine the draft comments, announcements and financial communication concerning our financial statements; and

•	to provide a timely opinion to our administrative and financial management upon the latter’s request.

With regard to our cash flow:

•	to examine and verify our general cash flow policy (investments and loans, risk hedging tools) and our cash flow situation.

With regard to risk management:

•	to establish and oversee procedures for the treatment of complaints or submissions identifying concerns regarding accounting, internal accounting controls or auditing matters;

•	to examine the state of significant disputes;

•	to examine off-balance sheet risks and commitments;

•	to examine the relevance of risk monitoring procedures; and

•

to review and oversee all related-party transactions in accordance with our Person Transaction Policy. In addition, the Audit Committee’s mission is to provide its opinion on the repayment of the costs incurred by the members of the Board of Directors on our behalf and to prepare mapping of the legal risks of any kind to which we are exposed.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our Audit Committee is available in the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2022, our Audit Committee held 6 meetings.

Nasdaq rules require that the Audit Committee have the specific Audit Committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the Audit Committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full board of directors from delegating such responsibilities to the Audit Committee, the Audit Committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our Audit Committee may only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. Moreover, Rule 10A-3 also provides that its Audit Committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors.

Our shareholders appointed Deloitte & Associés S.A. (“Deloitte & Associés), as our independent registered public accounting firm, at the 2017 Annual General Meeting, for a term of six years ending on the date of the 2023 Annual General Meeting, and KPMG S.A,. as our other independent registered public accounting firms, at the 2020 Annual General Meeting for a term of six years ending on the date of the 2026 Annual General Meeting. and .

KPMG S.A. and Deloitte & Associés will remain our statutory auditors for purposes of complying with legal requirements and consistent with the six-year term. Renewal of Deloitte & Associés for another term of office of six years is submitted to the vote of the 2023 Annual General Meeting in the fifth resolution.

Compensation Committee. Our Compensation Committee assists our Board of Directors in reviewing and making recommendations to our Board of Directors with respect to the compensation of our executive officers and directors. Mr. de Rosen, Ms.O’Neill, Mr. Soland, and Ms. Guyot-Caparros currently serve on the Compensation Committee. Ms.O’Neill is the chairperson of our Compensation Committee. The principal duties and responsibilities of our Compensation Committee include:

•

proposing all elements of the total compensation, including retirement and provident plans, supplemental retirement plans, benefits in kind, and miscellaneous equity compensation for our executive officers and executive committee members;

•

being informed by the company on a regular basis of the recruitment of the principal members of the management of the company other than the Chief Executive Officer, as well as review of the initial offer of and all subsequent changes to the elements of management’s proposed compensation;

•	providing its opinion on the company’s broad strategy in terms of compensation policies;

•	as applicable, proposing directors’ attendance fees to be submitted to the general shareholders’ meeting, as well as their appropriate distribution among board members;

•	providing its opinion on the principles set by us with regard to profit sharing and shareholding; and

•	providing its opinion on funds allocated to board members elected by the employees, if applicable.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our Compensation Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2022, our Compensation Committee held 7 meetings.

Nominating and Corporate Governance Committee. The principal responsibilities of our nominating and governance committee include (i) preparing proposals for the renewal, replacement or appointment of new directors, in consultation with the Chairman of our Board of Directors, (ii) providing an opinion, with the support of the Chairman of our Board of Directors, on the appointment or replacement of the Chief Executive Officer and/or the Executive Vice Presidents, as the case may be, as well as the members of the Executive Committee and (iii) establishing, when appropriate, with the agreement of the Chairman of our Board of Directors, a succession plan for executive corporate officers. Ms. Ferrère, Mr. Goller, Mr. Rao, and Mr. de Rosen currently serve on the Nominating Committee. Ms. Goller is the chairperson of this Committee.

Our Nominating Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our Nominating Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2022, our Nominating Committee held 4 meetings.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. The Code of Business Conduct and Ethics is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

Considerations in Evaluating Director Nominees

As set out in the charter of the Board of Directors, the Nominating Committee works with the Board of Directors to determine periodically, as appropriate, to the extent permitted or required under applicable laws, the qualifications, expertise and characteristics of the Board of Directors, including such factors as business experience and diversity of gender, race, ethnicity, nationality, differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board of Directors. The Nominating Committee evaluates each individual in the context of the membership of the Board of Directors as a group, with the objective of having a board that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of background and experience across various areas. Each director should be an individual of high character and integrity. In determining whether to recommend a director for re-election, the Nominating Committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of the Board of Directors and the Company and other relevant qualifications and characteristics.

Each director must ensure that other existing and anticipated future commitments do not materially interfere with the members’ service as a director.

Shareholder Communication with the Board

Generally, shareholders who have questions or concerns should contact our Investor Relations department at +1 857-529-2363 or investors@dbv-technologies.com. However, any shareholders who wish to address questions regarding our business directly with our Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of our Board of Directors 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France. Communications will be distributed to our Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board of Directors may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:

The Audit Committee assists our Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board of Directors, which is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. This committee reviews and reassesses our charter annually and recommends any changes to our Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for recommending the appointment, compensation, retention, and oversight of the work of KPMG S.A. and Deloitte & Associés, which is ultimately determined by, respectively, the Board of Directors or the shareholders. In fulfilling its responsibilities for the DBV Technologies financial statements for the fiscal year ended December 31, 2022, the Audit Committee of DBV Technologies took the following actions:

•

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and KPMG S.A. and Deloitte & Associés, our independent registered public accounting firms;

•	Discussed with KPMG S.A. and Deloitte & Associés the matters required to be discussed in accordance with Auditing Standard No. 1301— Communications with Audit committees; and

•

Received written disclosures and the letter from KPMG S.A. and Deloitte & Associés regarding their independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG S.A.’s and Deloitte & Associés’ communications with the Audit Committee and the Audit Committee further discussed with KPMG S.A. and Deloitte & Associés LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG S.A. and Deloitte & Associés, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the DBV Technologies Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Members of the DBV Technologies S.A. Audit Committee

Timothy Morris

Adora Ndu

Daniele Guyot-Caparros

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is a list of our current executive officers and their ages as of February 15, 2023. Officers are elected by our Board of Directors to hold office until their successors are elected and qualified. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Daniel Tassé	63	Chief Executive Officer and Director
Sébastien Robitaille	53	Chief Financial Officer
Dr. Pharis Mohideen	58	Chief Medical Officer

Sébastien Robitaille has served as our Chief Financial Officer since October 2020. He oversees Finance and Information Systems at the Group level and is a member of the Executive Committee. From July 2019 to October 2020, he served as our Chief of Staff responsible for leading our evolution from a development-stage biotechnology company to a potential commercial organization. From December 2017 to December 2019, he served as our Deputy Chief Financial Officer and oversaw the Finance and Information Systems operations. Mr. Robitaille joined us in September 2015 as Senior Vice President, Group Controller & Information Systems. Prior to joining us, Mr. Robitaille worked at Ipsen, a publicly traded French pharmaceutical company, for 15 years, where he held various roles of increasing. Mr. Robitaille holds a Bachelor’s Degree in Business Administration-Finance from Paris School of Business.

Dr. Pharis Mohideen has served as our Chief Medical Officer since July 2019 and is responsible for continuing development efforts of our pipeline and bringing potentially innovative new treatments to patients, if approved. Dr. Mohideen is a member of our Executive Committee. Prior to joining us, from October 2014 to July 2019, Dr. Mohideen served as Chief Medical Officer for Millendo Therapeutics, Inc., a U.S. publicly traded biopharmaceutical company prior to its merger with Tempest Therapeutics, Inc. From June 2012 to October 2014, he served as Vice President of Clinical Development at Shionogi Inc., a Japanese publicly traded pharmaceutical company. Dr. Mohideen received his M.D., M.S. in human physiology and B.A. in biology from the University of Hawaii, as well as his M.S. in clinical investigation from Vanderbilt University.

Mr. Tassé’s biography is set forth above under “Board of Directors and Corporate Governance—Board of Directors.”

Family Relationships

There are no family relationships among any of our executive officers or directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to or earned by (i) our Chief Executive Officer (principal executive officer, PEO) and (ii) the two most highly compensated executive officers other than the PEO for the year ended December 31, 2022, or collectively, the named executive officers.

For the year ended December 31, 2022, our named executive officers were:

Daniel Tassé, our Chief Executive Officer and Director;

Sébastien Robitaille, our Chief Financial Officer; and,

Dr. Pharis Mohideen, our Chief Medical Officer.

Name and Principal Position	Year	Salary $	Stock Awards (1) $	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation $	All Other Compensation $		Total (2) $
Daniel Tassé	2022	600,000	—	1,717,835	600,000	13,805	(3)	2,931,640
Chief Executive Officer and Director	2021	600,000	—	1,291,836	456,000	83,130	(4)	2,430,966
Sébastien Robitaille	2022	237,452	20,386	146,077	97,713	—		501,628
Chief Financial Officer	2021	260,194	32,347	240,668	78,882	—		612,091
Pharis Mohideen	2022	515,000	93,243	258,444	210,120	—		1,076,807
Chief Medical Officer	2021	466,796	56,284	450,190	141,906	81,603	(5)	1,196,778

(1)

The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 12 of our Annual Report on Form 10-K as filed with the SEC on March 2, 2023.

(2)

Amounts relating to base salary and equity incentive plan compensation in 2022 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.0530, which represents the average exchange rate for the year ended December 31, 2022, and amounts relating to non-equity incentive plan compensation have been converted from euros to U.S. dollars at a rate of €1.00 = $1.0601, which represents the BCE fixing exchange rate on January 5, 2023 (date of approval by the Board meeting of this compensation).

(3)	Includes $13,805 in tax gross-up payments or reimbursements.
(4)	Includes $34,700 in Company contributions to benefit plans, $39,066 in life insurance premiums, $5,389 in tax gross-up payments or reimbursements, and $3,975 in commuting expenses.
(5)	Includes $34,700 in Company contributions to benefit plans, $39,260 in life insurance premiums, and $7,643 in commuting expenses

Outstanding Equity Awards at Fiscal Year End 2022

		Option Awards (1)					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)		Option exercise price (2)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested (3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (3)
Daniel Tassé	11/29/18	—	350,000	(4)	30.02	€11/29/28	—		—	—		—
	05/24/19	—	150,000	(4)	16.99	€05/24/29	—		—	—		—
	11/24/20	137,000	137,000		4.16	€11/24/30	—		—	—		—
	11/22/21	68,500	205,500		5.87	€11/22/31	—		—	—		—
	11/21/22		764,386		3.00	€11/21/32	—		—	—		—
Sebastien Robitaille	06/22/18	—	—		—	—	—		—	15,000	(5)	$50,333
	05/10/19	—	—		—	—	—		—	20,000	(5)	$67,110
	11/24/20	25,500	25,500		4.16	€11/24/30	4,151	(6)	$13,929
	11/22/21	12,750	38,250		5.87	€11/22/31	3,750	(6)	$12,583
	11/21/22		65,000		3.00	€11/21/32	8,000	(7)	$26,844
Pharis Mohideen	07/22/19	—	75,000	(4)	17.90	€07/22/29	—		—
	11/24/20	47,700	47,700		4.16	€11/24/30	7,751	(6)	$26,008
	11/22/21	23,850	71,550		5.87	€11/22/31	6,525	(6)	$21,895
	07/29/22		100,000		4.72	€07/29/32	10,000	(6)	$33,555
	11/21/22		115,000		3.00	€11/21/32	17,500	(7)	$58,722

(1)

25% of the shares subject to each option vest 12 months after grant, with the remaining shares vesting in six equal semi-annual installments thereafter, subject to each option holder’s continued service through each such vesting date.

As of November 2022 stock and option awards, the staggered vesting has changed, with a 4-year grant, and 25% vested each year.

(2)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in euros, as the Company is incorporated in France and the euro is the currency used for the grants.
(3)

Determined by reference to €3.059, the closing price per Ordinary Share on Euronext Paris on December 31, 2022 and an applicable exchange rate of €1.00 = $1.1326, which represents the exchange rate as of December 31, 2021.

(4)	In addition to the vesting schedule in footnote (1), vesting of these options are subject to the achievement of clinical development-related performance conditions.
(5)

The service conditions have been met as of December 31, 2021 for the awards granted on June 22, 2018 and May 10, 2019. The release of free shares is subject to the achievement of clinical development-related performance conditions.,

(6)

25% of these restricted stock units (“RSUs”) vest 12 months after grant date, and the remaining RSUs vest in six equal semi-annual installments thereafter, subject to the holder’s continued service through each such vesting date.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy and Strategy of our employees and executive officers

At DBV we have a competitive and innovative way to reward our employees. Our reward system builds on the foundations of our company culture, what we refer to as the 4C’s – Courage, Curiosity, Collaboration and Credibility. We incentivize our for value creation and align our activities to the benefits of our stakeholders: patients, shareholders and broad society.

As we navigate a competitive market environment, we benchmark against similarly sized U.S. and French biopharmaceutical companies to offer the best possible compensation elements to meet our goals. We refer to this approach as Total Rewards. Moreover, we not only use competitive financial rewards but also prioritize internal talent development as foundational to our future success. Our Total Rewards strive to ensure we are and remain attractive to current and prospective talent in the biopharmaceutical market. We foster a culture of performance to reward contribution to the company’s achievements, as well as behaviors that reflect our culture, our 4C’s.

Our Total Rewards policy, reviewed annually, consists of:

•	Base salary, pegged to local compensation market

•	Annual incentive, paid in cash, subject to Company and individual achievement against annual corporate objectives

•	Long-term incentive, using a mix of restricted share units and stock options

•	Benefits, aligned with local market practices

•	Talent management and development programs and opportunities, supporting our talent’s professional development

The overall objectives of the compensation policies and programs of our executive officers are to:

•	attract, retain and motivate superior executive talent;

•	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention;

•	align our executives’ interests with those of our stockholders;

•	link pay to company performance; and

•

offer pay opportunities that are competitive with the biopharmaceutical market in which we compete in order to recruit and retain top talent, while maintaining reasonable cost and dilution to our shareholders.

In establishing specific compensation levels for our executive officers, we consider benchmarking information provided from our independent compensation consultant.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based incentives and long-term incentive compensation. Our compensation philosophy with respect to these elements is as follows:

•	Base salary (fixed cash):

•

Base salary reflects level of expertise and competencies. It is aligned and competitive with local and country standards. Salary increases are managed annually, based on merit budget envelopes. Merit increase aims at rewarding our employees for the execution of their mission, specified in their job description.

•	Annual Incentive:

•

All employees are eligible for an annual incentive plan rewarding personal contribution towards Company and individual goals, as well as how they are delivered. As such, our annual performance management process encompasses assessment of behavioral competencies tied to our 4C’s. Targets are expressed in percentage of based salary and benchmarked with industry local market practices and peers.

•

For 2022, the Board of Directors, on the recommendation of the Compensation Committee, determined that our company had achieved 100% of the corporate objectives established by the Board. See Annex D for further information about our 2022 corporate objectives.

•	Long-term incentives (at-risk equity):

•

Value in the biotechnology industry is often created over a few years. We seek to align employee’s compensation with long term company value creation. We believe that our ability to grant equity awards is a credible and effective compensation tool.

•	Equity incentives aim at attracting and retaining talent at all levels of the organization by providing an extra layer of incentives to employees and promoting our growth as a collective achievement.

•

Includes a mix of Stock-Options (“SOs”) and RSUs as per market practice in particular US peer companies. The relative ratio of SOs to RSUs increases as a function of organizational seniority, such that our executive officers receive upwards of 80% of their LTIs as SOs.

•

Annual equity opportunities are generally reviewed and determined annually or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as an incentive for significant achievement. Individual grants are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal equity among executives and market data provided by our independent compensation consultant.

•

We focus on time-vesting awards. Time based vesting allows for retention that is aligned to the biotechnology industry’s longer time horizon for value creation and is competitive with market practices. Further, our focus on time-vesting awards allow us to most optimally allocate our resources by enabling us to shift resources towards the most promising opportunities for shareholder value creation.

The Compensation Committee aims to structure a significant portion of the named executive officers’ total target compensation to be comprised of performance-based bonus opportunities and LTIs, in order to align the executive officers’ incentives with the interests of our stockholders and our corporate objectives. In evaluating our executive compensation policies and programs, as well as the short-term and long-term value of our executive compensation plans, we consider both the performance and skills of each of our executives, as well as the compensation paid to executives at similar companies with similar responsibilities. We focus on providing a competitive compensation package which provides significant short-term and long-term incentives for the achievement of measurable corporate objectives. We believe this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.

Chief Executive Officer Compensation

In 2022, the elements of our chief executive officer’s compensation were:

•

Base salary: Mr. Tassé’s annual base salary has remained at $600,000 since joining our company in November 2018. This amount is competitive with peer company median, close to the 50th percentile of the market data compiled by our independent compensation consultants.

•	Annual incentive award: For 2022, our Board of Directors determined that the company had achieved 100% of the corporate objectives established by the Board.

•

LTIs: In 2022, the Board granted Mr. Tassé a SO to purchase 764,386 Ordinary Shares. Balancing known factors and myriad uncertainties, DBV approach new equity grants conservatively, with a CEO stock option award in the range of 0.50% to 0.65% of common shares outstanding (“CSO”). Such SOs have a four-year vesting schedule (25% each year) and a 10-year exercise window, subject to Mr. Tassé’s continued service at our company.

Executive Compensation Arrangements

For a discussion of our employment arrangements with our executive officers, see “Certain Relationships and Related Person Transactions—Related-Party Transactions—Agreements with Our Directors and Executive Officers.” Except as disclosed therein, there are no arrangements or understanding between us and any of our other executive officers providing for benefits upon termination of their employment, other than as required by applicable law.

French “Say-on-Pay” Requirements Related to Executive Compensation

French legal background on say-on-pay requirements

French laws applicable to our company require that all type of compensation to be granted or that have been granted to certain corporate officers (Chairman of the Board, directors, chief executive officers, deputy chief executive officers, if any) be presented and approved shareholders at our annual shareholders’ general meeting, on one hand for the compensation policy applicable these corporate officers for the coming year (Ex Ante Vote) and on the other hand the compensation that was granted to these executive officers for the past year (Ex Post Vote).

No compensation component, of any nature whatsoever, may be determined, allocated or paid by our company, nor any commitment made by our company if it is not in accordance with the approved compensation policy or, in its absence, with the compensation or practices existing within our company.

The determination, review and implementation of the compensation policy for each of the corporate officers is carried out by the Board on the recommendation of the Compensation Committee. When the Board decides on a compensation component or a commitment in favor of the Chairman of the Board or the Chief Executive Officer, the interested party may not take part in the deliberations or vote on the component or commitment concerned.

Ex Ante Vote

Our Board of Directors shall draw up a remuneration policy that is made in accordance with our corporate purposes, that shall contribute to our company’s sustainability and that shall be part of our company’s business strategy. It shall comprise all type of remunerations to be granted to corporate officers, and named said executive officers on a consultative basis, (whether fixed, variable or exceptional) and shall explain how it has been determined and how it is implemented by our company. Such compensation policy shall be approved by our shareholders at our annual shareholders’ meeting.

As part of the decision-making process followed for the determination and review of the compensation policy, the conditions of compensation and employment of our company’s employees were taken into account by the Compensation Committee and the Board.

In proposing the structure of this compensation, the Compensation Committee also relies on studies indicating market practices for comparable companies. These studies are based on a sample of companies with common characteristics in terms of size, workforce, market capitalization, clinical stage or geographic footprint.

The Compensation Committee ensures that none of the components of remuneration is disproportionate and analyses the remuneration as a whole, taking into account all of its components.

In the event of a change in governance, the compensation policy will be applied our new corporate and executive officers, with necessary adjustments where applicable.

The ex-ante compensation policy of the CEO, the named executive officers, the Chairman and the directors is described in our annual corporate governance report in chapter 3 of our 2022 Universal Registration Document.

Ex Post vote

The annual ordinary shareholders’ meeting must decide each year on the remuneration awarded or paid during the financial year to the corporate officers. This “ex-post” vote concerns two sets of resolutions, one concerning all corporate officers (CEO, Chairman and directors), the others concerning only some of them (CEO and Chairman).

Our annual shareholders’ meeting shall then approve fixed, variable and exceptional items comprising the total compensation and benefits of any kind paid during the previous financial year or awarded for said financial year to the corporate officers.

With regard to the vote on the information concerning all corporate officers, and in the event that the proposed resolution is rejected, the Board of Directors must convene a meeting and submit a revised remuneration policy for approval at the next general meeting; the payment of sums allocated for the current financial year to the directors as remuneration for their activity is suspended until this approval. A further negative vote on the resolution on the new remuneration policy will result in a permanent ban on the payment of the suspended remuneration.

A description of our CEO, Chairman and directors’ compensations for the previous financial year is included in Annex C, Part 1 and Part 2 to this proxy statement.

With regard to the vote on the fixed, variable, and exceptional components of the total compensation and benefits of any kind paid or granted during the past financial year to the Chairman of the Board of Directors and the CEO, and if the proposed resolution is rejected by the general meeting, the remuneration components remain in place, but the variable and exceptional remuneration components may not be paid to the said corporate officer.

A description of the compensation paid to Mr. Michel de Rosen and Mr. Daniel Tassé for the previous financial year is included in Annex C, Part 2 to this proxy statement.

Pay vs. Performance

As required by Item 402(v) of SEC Regulation S-K, the following table, footnotes, and discussion provide “Pay versus Performance” information for the last two fiscal years. The information provided below was not considered by the Compensation Committee in structuring or determining compensation for our NEOs. Please refer to the Executive Compensation section of this Proxy Statement (page 28) for more information regarding our executive compensation program.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return	Net Income
2022	$2,931,640	$3,092,035	$789,218	$910,663	$72.56	($96,274,000)
2021	$2,430,966	$1,359,738	$904,435	$651,974	$70.55	($97,809,000)

1.

The dollar amounts reported in this column are the amounts of total compensation reported for Daniel Tasse (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

2.

The dollar amounts reported in this column represent the amount of “compensation actually paid” to Daniel Tasse, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Daniel Tasse during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments summarized in the table below were made to Daniel Tasse’s total compensation for each year to determine the compensation actually paid:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$1,994,291	($51,754)	$0	($64,306)	$0	$0	$1,878,230
2021	$680,875	($546,627)	$0	$86,359	$0	$0	$220,608

3.

The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2022 and 2021 are Pharis Mohideen and Sebastien Robitaille.

4.

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$418,543	($17,430)	$0	($20,593)	$0	$0	$380,520
2021	$206,681	($96,678)	$0	$27,281	$0	$0	$137,284

The below charts present the CAP over the two-year period ended December 31, 2022 against trends in the Company’s TSR and net income results over the same period.

Limitations on Liability and Indemnification Matters

Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by the company or through liability insurance.

We maintain liability insurance for our directors and officers, including insurance against liability under the Securities Act and we intend to enter into agreements with our directors and executive officers to provide contractual indemnification. With certain exceptions and subject to limitations on indemnification under French law, these agreements will provide for indemnification for damages and expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding arising out of his or her actions in that capacity. We believe that this insurance and these agreements are necessary to attract qualified directors and executive officers.

These agreements may discourage shareholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and executive officers, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these insurance agreements.

Certain of our non-employee directors may, through their relationships with their employers or partnerships, be insured against certain liabilities in their capacity as members of our Board of Directors.

Equity Compensation Plan Information

Shares Authorized for Delivery under Equity Compensation Plans—

The following table provides information about our Ordinary Shares that may be issued (or transferred) under our equity compensation plans at December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Non-Employee Warrants (BSA)	251,693	€48.29	—
Stock options (OSA)	5,313,169	€11.00	5,134,000
Restricted Stock Units	1,618,778	N/A	1,293,193
Equity compensation plans not approved by security holders:
None

(1)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in Euros, as the Company is incorporated in France and the Euro is the currency used for the grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Ordinary Shares as of February 15, 2023 for:

•	each beneficial owner of more than 5% of our Ordinary Shares;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of Ordinary Shares beneficially owned by a person and the percentage ownership of that person, Ordinary Shares subject to options, warrants, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of February 15, 2023 are considered outstanding. These Ordinary Shares, however, are not included in the computation percentage ownership of any other person. Applicable percentage ownership is based on 94,137,145 Ordinary Shares outstanding plus 170,967 shares exercisable upon exercise of pre-funded warrants as of February 15, 2023.

Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o DBV Technologies S.A., 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders
Entities affiliated with Baker Bros. Advisors LP (1)	23,489,669	24.91%
Entities affiliated with VR Advisor, LLC (2)	9,403,479	9.97%
Entities affiliated with Braidwell, L.P. (3)	9,421,380	9.99%
Entities affiliated with Bpifrance Participations SAS (4)	7,151,863	7.58%

Named Executive Officers, Directors and Director Nominees
Daniel Tassé (5)	205,500	*
Sébastien Robitaille (6)	58,849	*
Pharis Mohideen (7)	81,474	*
Michel de Rosen (8)	39,407	*
Maïlys Ferrère	—	—
Michael J. Goller (9)	21,500	*
Daniele Guyot-Caparros	—	—
Timothy E. Morris (10)	6,837	*
Adora Ndu (11)	6,837	*
Julie O’Neill (12)	16,000	*
Ravi M. Rao (13)	6,837	*
Daniel B. Soland (14)	48,337	*
All current directors and current executive officers as a group (15 persons) (15)	669,028	*

*	Represents beneficial ownership of less than 1% of our outstanding Ordinary Shares.
(1)

Based in part on information provided in the Schedule 13D filed by Baker Bros. Advisors LP on June 13, 2022. Consists of (a) 2,185,238 ordinary shares held by 667, L.P. (“667”) and (b) 21,282,931 ordinary shares held by Baker Brothers Life Sciences, L.P (“Baker Life Sciences”). In addition, (a) 667 has 1,383,352 shares issuable upon the exercise of immediately exercisable pre-funded warrants (b) Baker Life Sciences has 11,732,979 shares issuable upon the exercise of immediately exercisable pre-funded warrants (“Warrants”). The Warrants are subject to a blocker which prevents the holder from exercising the Warrants to the extent that, upon such exercise or conversion, the holder would beneficially own in excess of 9.99% of the Shares outstanding as a result of the exercise (the “Beneficial Ownership Limitation”), and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation. As a result of their ownership interest in (i) Baker Biotech Capital, L.P. and (ii) 667, Julian C. Baker and Felix J. Baker each may be deemed to have an indirect pecuniary interest in Ordinary Shares or ADS, as applicable, directly held by 667, a limited partnership of which the sole general partner is Baker Biotech Capital, L.P., a limited partnership of which the sole general partner is Baker Biotech Capital (GP), LLC, due to their interest in 667 and Baker Biotech Capital, L.P.’s right to receive an allocation of a portion of the profits from 667. As a result of their ownership interest in (i) Baker Brothers Life Sciences Capital, L.P. and (ii) Baker Brothers Life Sciences, L.P, (“Life Sciences”, and together with 667, the “Funds”), Julian C. Baker and Felix J. Baker may be deemed to have an indirect pecuniary interest in Ordinary Shares or ADS, as applicable, directly held by Life Sciences, a limited partnership of which the sole general partner is Baker Brothers Life Sciences Capital, L.P., a limited partnership of which the sole general partner is Baker Brothers Life Sciences Capital (GP), LLC, due to their interest in Life Sciences and Baker Brothers Life Sciences Capital, L.P.’s right to receive an allocation of a portion of the profits from Life Sciences. Baker Bros. Advisors LP (the “Adviser”) serves as the investment adviser to the Funds. In connection with the services provided by the Adviser, the Adviser receives an asset-based management fee that does not confer any pecuniary interest in the securities held by the Funds. Baker Bros. Advisors (GP) LLC (the “Adviser GP”) is the Adviser’s sole general partner. Julian C. Baker and Felix J. Baker are managing members of the Adviser GP. The Adviser has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Funds. The general partners of the Funds relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Funds. Julian C. Baker, Felix J. Baker, the Adviser GP and the Adviser disclaim beneficial ownership of the securities held directly by the Funds except to the extent of their pecuniary interest therein. Michael Goller, a full-time employee of the Adviser currently serves on DBV’s Board of directors as a representative of the Funds. The policy of the Funds and the Adviser does not permit full-time employees of the Adviser to receive compensation for serving as directors of any issuer, and the Funds are instead entitled to the pecuniary interest in the Baker Bros. Warrants. Michael Goller has no voting or dispositive power and no pecuniary interest in the Baker Bros. Other than through their control of the Adviser, Felix J. Baker and Julian C. Baker have neither voting nor dispositive power and have no direct pecuniary interest in the Baker Bros. Warrants held by Michael Goller. The Funds are instead entitled to the pecuniary interest in the Baker Bros. Warrants held by Michael Goller. The Adviser has voting and investment power over the Baker Bros. Warrants held by Michael Goller. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, New York 10014.
(2)

Based in part on information provided in the Schedule 13G/A filed on February 14, 2023 for the period ending December 31, 2022. Consists of (i) 951,439 shares and 10,586 shares issuable upon the exercise of immediately exercisable Warrants held by Venrock Healthcare Capital Partners II, L.P., (ii) 385,717 shares and 4,292 shares issuable upon the exercise of Warrants held by VHCP Co-Investment Holdings II, LLC, (iii) 2,093,431 shares and 23,293 shares issuable upon the exercise of Warrants held by Venrock Healthcare Capital Partners III, L.P., (iv) 209,422 shares and 2,330 shares issuable upon the exercise of Warrants held by VHCP Co-Investment Holdings III, LLC and (v) 5,659,991 shares and 62,977 shares issuable upon the exercise of Warrants held by Venrock Healthcare Capital Partners EG, L.P. The Warrants are subject to the Beneficial Ownership Limitation, and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting 103,479 shares issuable upon exercise of the Warrants.

(3)

Based in part on information provided in Schedule 13G filed on February 14, 2023 for the period ending December 31, 2022. Consists of 3,300,000 Shares (as defined therein), 6,010,000 Shares issuable upon the exercise of immediately exercisable pre-funded warrants Warrants subject to the Beneficial Ownership Limitation (defined below), and 12,107,785 ADS, all of which are directly owned by Braidwell Partners Master Fund LP. Each ADS represents the right to receive one-half of one Share. The Warrants are subject to the Beneficial Ownership Limitation, and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting 67,488 shares issuable upon exercise of the Warrants, but not including 5,942,512 other Warrants subject to the blocker.

(4)

Based in part, on information provided in Schedule 13D/A filed jointly by (i) Bpifrance Participations S.A., a société anonyme incorporated under the laws of the Republic of France (“BpiP”), (ii) Innobio FPCI, a fonds professionnel de capital investissement (“Innobio”), (iii) Bpifrance Investissement S.A.S., a French management company (société de gestion) (“BpiI”), (iv) the Caisse des Dépôts, a French special public entity (établissement spécial) (“CDC”), (v) EPIC Bpifrance, a French public institution of industrial and commercial nature (“EPIC”), and (vi) Bpifrance S.A. (“BPI”), a société anonyme incorporated under the laws of the Republic of France, on June 13, 2022. Consists of 6,925,730 Ordinary Shares directly held by BpiP and 226,133 Ordinary Shares directly held by Innobio. BpiP is a subsidiary owned at 99.99% by BPI. CDC and EPIC each hold 49.2% of the share capital of BPI and jointly control BPI. Innobio is managed by BpiI. BpiI is a wholly-owned, indirect subsidiary of BpiP. Neither BPI, EPIC nor BpiI hold any Ordinary Shares directly. BpiI may be deemed to be the beneficial owner of 226,133 Ordinary Shares, through its management of Innobio. BPI may be deemed to be the beneficial owner of 4,442,569 Ordinary Shares held by BpiP, indirectly through its 99.99% ownership of BpiP. CDC and EPIC may be deemed to be the beneficial owners of 4,442,569 Ordinary Shares held by BpiP, indirectly through their joint ownership and control of BPI. The principal address for CDC is 56, rue de Lille, 75007 Paris, France. The principal address for Bpifrance Participations, Innobio, Bpifrance Investissement, EPIC and Bpifrance is 27-31, avenue du Général Leclerc, 94710 Maisons-Alfort Cedex, France.

(5)	Consists of 205,500 shares issuable upon the exercise of options that are exercisable within 60 days of February 15, 2023.
(6)	Consists of (a) 20,599 shares, and (b) 38,250 shares issuable upon the exercise of options that are exercisable within 60 days of February 15, 2023.
(7)	Consists of (a) 9,924 shares and (b) 71,550 shares issuable upon the exercise of options that are exercisable within 60 days of February 15, 2023.
(8)	Consists of (a) 23,570 shares and (b) 15,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of February 15, 2023, subject to French law.
(9)

Consists of shares issuable upon the exercise of warrants that are exercisable within 60 days of February 15, 2023, subject to French law. Mr. Goller has neither voting nor dispositive power and has no direct pecuniary interest in these securities. He has entered into an agreement with Baker Bros. Advisors LP related to his beneficial ownership of our securities, as disclosed in a Schedule 13D/A filed by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker and Julian C. Baker on October 11, 2019.

(10)	Consists of 6,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of February 15, 2023, subject to French law.
(11)	Consists of 6,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of February 15, 2023, subject to French law.
(12)	Consists of 16,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of February 15, 2023, subject to French law.
(13)	Consists of 6,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of February 15, 2023, subject to French law.
(14)	Consists of (a) 10,000 shares and (b) 38,337 shares issuable upon the exercise of warrants that are exercisable within 60 days of February 15, 2023, subject to French law.
(15)

Consists of (a) 101,168 shares, (b) 455,675 shares issuable upon the exercise of options that are exercisable within 60 days of February 15, 2022, and (c) 112,185 shares issuable upon the exercise of warrants that are exercisable within 60 days of February 15, 2023.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, all such persons filed the required reports on a timely basis during 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have adopted a related-party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related-party transactions. For purposes of our policy only, a related-party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related parties are, were or will be participants, which are not (1) in the ordinary course of business, (2) at arms’ length, and (3) in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. For purposes of this policy, a related party is any executive officer, director (or nominee for director) or beneficial owner of more than five percent (5%) of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related-party transaction, including any transaction that was not a related-party transaction when originally consummated or any transaction that was not initially identified as a related-party transaction prior to consummation, our management must present information regarding the related-party transaction to our Board of Directors for review, consideration and approval. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third-party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-party transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related-party transactions, our board, or to the extent permitted by applicable law an independent body of our board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;
•	the impact on a director’s independence in the event that the related party is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the availability of other sources for comparable services or products; and
•

the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. The policy requires that, in determining whether to approve, ratify or reject a related-party transaction, our Board of Directors, or if permitted by applicable law an independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Board of Directors, or if permitted by applicable law an independent body of our Board of Directors, determines in the good faith exercise of its discretion.

Related-Party Transactions

Since January 1, 2020 we have engaged in the following transactions with our directors, executive officers and holders of more than five percent (5%) of our outstanding voting securities and their affiliates, which we refer to as our related parties.

Participation in February 2020 Underwritten Global Offering

As part of our February 2020 underwritten global offering, two of our holders of more than 5% of our outstanding voting securities and their affiliates purchased an aggregate of 664,419 Ordinary Shares at the public offering price of €18.63 per Ordinary Share. The following table sets forth the aggregate number of Ordinary Shares that two of our holders of more than 5% of our outstanding voting securities and their affiliates purchased:

Related Party	Number of Ordinary Shares
Entities affiliated with Baker Bros. Advisors LP (1)	450,000
Bpifrance Participations S.A.	214,419

(1)	Consists of 450,000 Ordinary Shares issued to Baker Brothers Life Sciences, L.P.

Registration Rights

In March 2018, we entered into a registration rights agreement, or the Registration Rights Agreement, with entities affiliated with Baker Bros. Advisors LP, or Baker Brothers, pursuant to which Baker Brothers is entitled to rights with respect to the registration under the Securities Act of Ordinary Shares and ADSs, including Ordinary Shares or ADSs issuable upon the exercise or conversion of any other securities (whether equity, debt or otherwise) owned or subsequently acquired by Baker Brothers. These rights include demand registration rights and piggyback registration rights. All fees, costs and expenses of underwritten registrations will be borne by us and all selling expenses, including underwriting commissions, will be borne by Baker Brothers. Under the terms of the Registration Rights Agreement, we are required, upon the request of Baker Brothers, to file a registration statement covering, and use our reasonable best efforts to effect, the registration of the Ordinary Shares, including in the form of ADSs, requested to be registered for public resale. In addition, if we register our securities either for our own account or for the account of other security holders under certain circumstances more than six months following the completion of our March 2018 underwritten global offering, Baker Brothers is entitled to include its Ordinary Shares or ADSs in such registration. Subject to certain exceptions, we and the underwriters may limit the number of Ordinary Shares or ADSs included in an underwritten offering conducted pursuant to the terms of the Registration Rights Agreement if the underwriters believe that including such securities would adversely affect the offering. The registration rights granted under the Registration Rights Agreement will terminate ten years after the date of the Registration Rights Agreement.

In June 2022, we completed a $194 million PIPE financing from the sale of (i) 32,855,669 Ordinary Shares, nominal value €0.10 per share at a price per Ordinary Share of €3.00 (corresponding to $3.22 on the basis of an exchange rate of $1.0739 = €1.00 published by the European Central Bank on June 8, 2022), and (ii) pre-funded warrants to purchase an aggregate of 28,276,331 Ordinary Shares, or the Warrant Shares, at a pre-funded price per pre-funded warrant of €2.90 (corresponding to $3.11), which equals the per share price of the Ordinary Shares less the exercise price of €0.10 per pre-funded warrant. Each pre-funded warrant has an exercise price of €0.10 per Warrant Share. Pursuant to a registration rights agreement, or the 2022 Registration Rights Agreement, with the investors, the Company filed a registration statement with the SEC registering the resale of 59,269,629 ordinary shares issued in the PIPE financing, including ordinary shares underlying the pre-funded warrants. The Company also filed a registration statement with the SEC registering the resale of 11,593,170 ordinary shares by entities affiliated with Baker Bros. Advisors, issued in the PIPE financing, including ordinary shares underlying the pre-funded warrants. As a result, subject to certain beneficial ownership limitations contained in the pre-funded warrants, these shares are freely tradable, without restriction, in the public market. In addition, the exercise of some or all of the pre-funded warrants will increase the number of our outstanding ordinary shares, which may dilute the ownership percentage or voting power of our shareholders.

Agreements with Our Directors and Executive Officers

Employment and Consulting Arrangements

Daniel Tassé. In November 2018, we entered into an executive agreement (as French “mandataire social”) with Mr. Daniel Tassé, our current Chief Executive Officer. He is entitled to an annual base salary. Mr. Tassé is also eligible to receive equity grants as our Board of Directors may determine and to participate in our bonus plan.

In December 2018, our Board of Directors fixed the performance criteria in the event of termination of Mr. Daniel Tassé’s duties as our Chief Executive Officer. He will benefit from a severance package if all the following objectives are achieved: (i) Viaskin Peanut is approved in a major market; (ii) an EPIT pipeline with three ongoing clinical trials is built; and (iii) six months cash runway is achieved, as defined by the last quarter of spend on the day of severance. Compliance with these performance conditions will be established by our Board of Directors prior to any payment.

In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of: (i) 18 months of Mr. Tassé’s base salary and (ii) the target bonus at a 100% achievement level.

In case of termination without “cause” or for “good reason” outside of a change of control, the severance benefits will get paid out over a 12-month period. In case of termination without “cause” or for “good reason” in connection with a change of control, those same amounts will be paid in a lump sum.

Sébastien Robitaille. In September 2015, we entered into an employment agreement with Mr. Robitaille, our then Senior Vice President, Group Controller & Information Systems and Chief of Staff. In December 2020, Mr. Robitaille was promoted to Chief Financial Officer. Mr. Robitaille is entitled to an annual base salary. Mr. Robitaille is also eligible to receive equity grants as our board may determine and to participate in our bonus plan.

Dr. Pharis Mohideen. In July 2019, we entered into an employment agreement with Dr. Mohideen, our Chief Medical Officer. Dr. Mohideen is entitled to an annual base salary. Dr. Mohideen is also eligible to receive equity grants as our board may determine and to participate in our bonus plan. In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of 12 months of Dr. Mohideen’s base salary. In case of termination without “cause” or for “good reason” outside of a change of control, the severance benefits will get paid out over a 12-month period. In case of termination without “cause” or for “good reason” in connection with a change of control, Dr. Mohideen will be paid in an amount equal to the sum of: (i) 12 months of Dr. Mohideen’s base salary and (ii) the target bonus at a 100% achievement level.

Director and Executive Officer Compensation

See “Board of Directors and Corporate Governance” and “Executive Compensation” for information regarding compensation of directors and executive officers.

Equity Awards

See “Board of Directors and Corporate Governance” and “Executive Compensation” for further information regarding equity awards to directors and executive officers.

Bonus Plans

All our executive officers are entitled to a bonus ranging between 50% and 150% based on yearly objectives determined by our Board of Directors upon recommendation of our Compensation Committee.

Indemnification Agreements

We intend to enter into indemnification agreements with each of our directors and executive officers. See “Executive Compensation—Limitations on Liability and Indemnification Matters” above.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

AUDIT FEES AND SERVICES

The following tables presents fees for professional audit services rendered by KPMG S.A. and Deloitte & Associés for the audit of the Company’s annual financial statements for the years ended December 31, 2021 and December 31, 2022 as well as fees billed for other services rendered by KPMG S.A. and Deloitte & Associés during those periods.

The amounts relating to audit fees and services in 2022 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.0599, which represents the average exchange rate for the year ended December 31, 2022, and those relating to audit fees and services in 2021 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1827, which represents the average exchange rate for the year ended December 31, 2021.

The following table presents aggregate fees billed to the Company for the years ended December 31, 2022 and December 31, 2021 by Deloitte & Associés:

	Fiscal Year Ended
(in thousands of dollars)	2022	2021
Audit Fees	$408	$552
Audit-related Fees	$158	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$566	$552

The following table presents aggregate fees billed to the Company for the years ended December 31, 2022 and December 31, 2021 by KPMG S.A.

	Fiscal Year Ended
(in thousands of dollars)	2022	2021
Audit Fees	$404	$553
Audit-related Fees	$153	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$557	$553

There were no “Audit Related Fees”, “Tax Fees” or “All Other Fees” billed or paid during 2022 or 2021.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee has responsibility for appointing, setting compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has adopted a policy governing the pre-approval of all audit and permitted non-audit services performed by our independent registered public accounting firm to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence from us and our management. Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval from the Audit Committee, it requires specific pre-approval by the Audit Committee. The payment for any proposed services in excess of pre-approved cost levels requires specific pre-approval by the Audit Committee.

Pursuant to its pre-approval policy, the Audit Committee may delegate its authority to pre-approve services to the chairperson of the Audit Committee. The decisions of the chairperson to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to the management.

The Audit Committee has considered the non-audit services provided by KPMG S.A. and Deloitte & Associés as described above and believes that they are compatible with maintaining KPMG S.A.’s and Deloitte & Associés’s independence as our independent registered public accounting firm.

PROPOSALS NOS. 1 TO 4:

APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2022, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2022, ALLOCATION OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2022 AND ALLOCATION OF ACCUMULATED DEFICIT TO THE SHARE PREMIUM ACCOUNT

Proposal No. 1

The Board of Directors proposes an ordinary resolution to receive and adopt the statutory financial statements for the year ended December 31, 2022, showing a loss of EUR (86,952,239.04).

The 2022 statutory financial statements may be found in the Annual Reports and General Meetings section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

Proposal No. 2

The Board of Directors proposes an ordinary resolution to receive and adopt the consolidated financial statements for the year ended December 31, 2022, showing a loss of USD (94,808,640.29).

The 2022 consolidated financial statements may be found in the Annual Reports and General Meetings section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

Proposal No. 3

The Board of Directors proposes an ordinary resolution to fully allocate the whole of the loss for the financial year ended December 31, 2022, totaling € (86,952,239.04), to the “losses brought forward” line, which would result in a negative balance of € (86,952,239.04).

No distribution of dividends or income has occurred in the past three financial years.

Proposal No. 4

The Board proposes to charge the whole of the retained earnings account for the financial year ended December 31, 2022, totaling € (86,952,239.04), to the “share premium” account, which would consequently change from a credit balance of € 178,526,096.52 to a credit balance of €91,573,857.48.

The retained earnings account would be completely cleared.

For the full text of Proposal Nos. 1 to 4, please see Annex A.

Vote Required

Proposals Nos. 1 to 4 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSALS NOS. 1 TO 4

PROPOSAL NO. 5:

STATUTORY AUDITORS’ SPECIAL REPORT ON REGULATED AGREEMENTS AND ACKNOWLEDGMENT OF THE ABSENCE OF THE NEW REGULATED AGREEMENTS

The Board proposes to approve the statutory auditors’ report on new related party transactions specifying that no new agreements referred to in Article L. 225-38 of the French Commercial Code were entered into in 2022 and early 2023.

For the full text of Proposal No. 5, please see Annex A.

Vote Required

Proposal No. 5 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 5.

PROPOSALS NOS. 6 TO 9:

RATIFICATION OF PROVISIONAL APPOINTMENT OF MRS. DANIELE GUYOT-CAPARROS AS DIRECTOR, RENEWAL OF MRS. MAILYS FERRERE, RENEWAL OF MR. DANIEL TASSE, RENEWAL OF MR. MICHAEL J. GOLLER AS DIRECTORS

Proposal 6

Ms. Daniele Guyot-Caparros has been provisionally appointed as Board Member, by the Board of Directors at its meeting on October 3, 2022 to replace Mrs. Viviane Monges who left the Board of Directors on that date.

The Board proposes to ratify such provisional appointment and consequently, Mrs. Danièle Guyot-Caparros will go about her duties for the remaining term of the appointment of his predecessor, namely until the general meeting occurring in 2024, where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation, or removal. Ms. Guyot-Caparros has agreed to serve if her provisional appointment is ratified, and we have no reason to believe that she will be unable to serve.

Ms. Guyot-Caparros’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 7

The Board proposes to renew the term as Director of Mrs Maïlys Ferrère.

Ms. Maïlys Ferrère is currently a member of our Board and has been nominated for re-election as director on the recommendation of the Nominating and Governance Committee. If re-elected, she will hold office from the date of her re-election for a period of three years, to expire at the end of the general meeting occurring in 2026, where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation, or removal. Ms. Ferrère has agreed to serve if re-elected, and we have no reason to believe that she will be unable to serve.

Ms. Ferrère’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 8

The Board proposes to renew the term as Director of Mr Daniel Tassé.

Mr. Daniel Tassé is currently a member of our Board and has been nominated for re-election as director. If re-elected, he will hold office from the date of his re-election for a period of three years, to expire at the end of the general meeting occurring in 2026, where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation, or removal. Mr. Tassé’s has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. Tassé’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 9

The Board proposes to renew the term as Director of Mr Michael J. Goller.

Mr. Michael J. Goller is currently a member of our Board and has been nominated for re-election as director. If re-elected, he will hold office from the date of his re-election for a period of three years, to expire at the end of the general meeting occurring in 2026, where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation, or removal. Mr. Goller has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. Goller’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

For the full text of Proposals Nos. 6 to 9, please see Annex A.

Vote Required

Proposals Nos. 6 to 9 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSALS NOS. 6 TO 9

PROPOSAL NO. 10:

RENEWAL OF THE TERM OF OFFICE OF DELOITTE & ASSOCIES AS STATUTORY AUDITOR

The term of office of Deloitte & associés as statutory auditor will expire at the end of the General Meeting to be held on April 12, 2023. If renewed, the term of office of Deloitte & associés will expire at the end of the General Meeting to be held in 2029 to approve the financial statements for the previous financial year.

For the full text of Proposal No. 10, please see Annex A.

Vote Required

Proposal No. 10 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 10

PROPOSAL NO. 11:

APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF THE ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE ON THE COMPENSATION OF CORPORATE OFFICERS FOR THE YEAR 2022

In accordance with Article L.22-10-34 of the French Commercial Code, our Board is required to present to shareholders the information referred to in Article L.22-10-9 I of the French Commercial Code mentioned in the corporate governance report included in the 2022 universal registration document.

For a description of such information referred to in I of article L.22-10-9 of the French Commercial Code, please refer to Annex C, Part 1 and Part 2.

For the full text of Proposal No. 11, please see Annex A.

Vote Required

Proposal No. 11 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 11.

PROPOSAL NO. 12:

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors.

For a description of such information relating to Michel de Rosen, please refer to Annex C, Part 2.

For the full text of Proposal No. 12, please see Annex A.

Vote Required

Proposal No. 12 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 12.

PROPOSAL NO. 13:

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer.

For a description of such information relating to Daniel Tassé, please refer to Annex C, Part 2.

For the full text of Proposal No. 13, please see Annex A.

Vote Required

Proposal No. 13 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 13.

PROPOSAL NO. 14:

ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a proposal, subject to shareholder vote, to approve, on a non-binding advisory basis, the compensation of our named executive officers other than the Chief Executive Officer (as disclosed under “Executive Compensation” and the tables that follow). Shareholder approval of the compensation of our Chief Executive Officer is required as a matter of French law and is addressed by Proposal No. 14.

We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on our 2022 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Although this is an advisory vote which will not be binding on our Compensation Committee or Board of Directors, our Compensation Committee and Board of Directors will carefully review the results of the shareholder vote. Our Compensation Committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our Board of Directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2022 as outlined in this proxy statement, by voting “FOR” Porposal No. 14.

For the full text of Proposal No. 14, please see Annex A.

Vote Required

Proposal No. 14 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 14

PROPOSALS NOS. 15 TO 17:

APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2023, APPROVAL OF THE COMPENSATION POLICY FOR THE DIRECTORS FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2023 AND APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2023

Proposal 15

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chairman of the Board of Directors for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

Proposal 16

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Directors for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

Proposal 17

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chief Executive Officer for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

For the full text of Proposal Nos. 15 to 17, please see Annex A.

Vote Required

Proposals Nos. 15 to 17 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSALS NOS. 15 TO 17

PROPOSAL NO. 18:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO BUY BACK COMPANY SHARES ON THE COMPANY’S BEHALF PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE

Pursuant to the following resolution, shareholders are asked to approve a delegation of authority to buy back the Company’s shares to use as acquisition consideration and/or to underlie incentive instruments granted to the employees and executive officers of the Company and its subsidiaries.

The Board proposes the shareholders authorize it, for a period of 18 months, pursuant to Articles L. 225-209 et seq. of the French Commercial Code, to buy back, on one or more occasions and at the times of its choosing, company shares up to the limit of 5% of the number of shares comprising the share capital at the date of purchase, adjusted, if necessary, to take into account any increase or reduction in capital that may have taken place during the course of the program.

If approved, this authorization would cancel the authorization granted to the Board of Directors under the fifteenth ordinary resolution of the General Meeting of May 12, 2022.

The shares may be bought back in order to:

•

support the secondary market for or the liquidity of the Company’s shares through a liquidity agreement with an investment service provider, in accordance with the standard practice accepted by the regulations, in which context, the number of shares taken into account for the calculation of the aforementioned limit corresponds to the number of shares purchased, after deduction of the number of shares resold;

•

provide coverage to meet obligations arising from stock option plans and/or free share allocation plans (or similar plans) for the group’s employees and/or corporate officers, as well as all share allocations arising under company or group employee savings plans (or similar plans), employee profit-sharing plans and/or any other form of share allocation arrangement for the group’s employees and/or corporate officers;

•	hedge the securities giving access to the company’s shares, pursuant to current regulations;

•	hold the purchased shares and ultimately return them for future exchange or as payment under external growth transactions;

•	where applicable, cancel the shares acquired, subject to the authorization granted under the fifteenth resolution of the General Meeting of May 12, 2022; or

•

more generally, to operate for any purpose that may be authorized by law or any market practice that may be permitted by the market authorities, it being specified that, in such a case, the Company would inform its shareholders by way of a press release.

The acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate by the Board of Directors. The Board may not, without the prior authorization of the shareholders’ meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period.

The Company does not intend to use options or derivatives.

The maximum purchase price is set at €50 per share (excluding charges). In the event of a capital transaction, in particular a stock split or reverse split, or the allocation of free shares to shareholders, the abovementioned amount will be adjusted in the same proportions (multiplier coefficient equal to the ratio between the number of shares comprising the capital before the transaction and the number of shares after the transaction).

The maximum transaction amount is set at €300,000,000 (excluding charges).

The Annual General Meeting hereby authorizes the Board of Directors to carry out these transactions, set the terms and methods thereof, finalize all agreements and complete all formalities when necessary.

For the full text of Proposal No. 18, please see Annex A.

Vote Required

Proposal No. 18 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 18.

PROPOSAL NO. 19:

DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE

The shareholders are asked to grant all powers to the Board of Directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired as a result of the share repurchases authorized by the shareholders pursuant to Proposal No. 18. The shares to be canceled pursuant to this authorization shall not exceed 10% of our share capital in any 24-month period.

The Board proposes the shareholders authorize the Board of Directors to, for a period of 18 months, pursuant to Article L. 22-10-62 of the French Commercial Code:

•

cancel, at its discretion, on one or more occasions, up to 10% of the capital calculated on the date of the decision to cancel, less any shares canceled during the last 24 months, shares the company holds or may hold following buy-backs performed pursuant to Article L. 22-10-62 of the French Commercial Code and to reduce the share capital accordingly in compliance with legal and regulatory provisions in force; and

•	carry out all necessary operations to perform such cancellations and the resulting reductions of the share capital, accordingly amending the company’s Bylaws and fulfilling all formalities required.

For the full text of Proposal No. 19, please see Annex A.

Vote Required

Proposal No. 19 requires the affirmative vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 19.

PROPOSALS NOS. 20 TO 31:

FINANCIAL AUTHORIZATIONS

We are a clinical-stage specialty biopharmaceutical company focused on changing the field of immunotherapy by developing our novel Viaskin technology platform. Developing, seeking regulatory approval of, and commercializing product candidates requires significant resources. We anticipate expenses associated with developing and seeking regulatory approval for Viaskin Peanut to increase. We also anticipate significant resource needs and expenses associated with establishing appropriate infrastructure to support launch and commercialization of Viaskin Peanut, upon regulatory approval. Therefore, more capital may be required to obtain approval for, and launch of, Viaskin Peanut and to fund development activities for our other product candidates.

As our capital needs evolve, we need the ability to access capital through the various means and tools that are available, tools that are constantly created, evolving or changing. Moreover, our company requires flexibility to secure capital while minimizing risk or dilution for our shareholders given the dynamic, complex and risky nature of drug development. We may also need to secure capital to accelerate development of a promising new product candidate, to expand the geographical reach of our commercialization, or to pursue a promising business development opportunity. That is why we ask for an applicable discount of up to 15% for the delegation of authority to increase the share capital with cancellation of subscription rights in favor of categories of persons meeting specified characteristics (24th resolution) and for the delegation of authority to increase the share capital with cancellation of subscription rights in favor of categories of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program” (25th resolution) and a total ceiling set at 100% dilution. We understand the need to be good stewards of our investors’ money and will continue to seek financing with a reasonable risk profile and attention to investor dilution. A range of financing options are available in the marketplace, and we wish to be able to pursue the most appropriate financing for our company. We also need to have resolutions that ensure consistency between U.S. (SEC) and French (AMF) market practices and regulatory standards.

We are therefore seeking approval at the Annual General Meeting of the following resolutions that would allow raising capital even in adverse situations, to best ensure the continuity of our operations. These resolutions will be suspended in case of a hostile takeover attempt.

Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in accordance with French law, in order for our Board of Directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose.

The proposed financial authorizations would provide our Board of Directors with additional flexibility to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions.

The financial delegations of authority presented for your approval at the 2023 Annual General Meeting are subject to the following important limitations:

•

the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 21, 22, 24, 25, 26, 27 and 29 cannot exceed EUR9,420,000, i.e. approximately 100% of our share capital on the date of the 2023 Annual General Meeting;

•

any share capital increase pursuant to Resolution 26, which grants a customary over-allotment option for any issuance pursuant to Resolutions 20, 21, 22, 24 and 25 would be at the same price as, and limited to a maximum of 15% of, the initial issuance;

•	the aggregate amount of share capital increases pursuant to Resolution 31 cannot exceed EUR4,710,000, i.e. approximately 50% of our share capital on the date of the 2023 Annual General Meeting.

Our Board of Directors will continue to use these authorizations in accordance with our corporate and strategic needs, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party our shares.

Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to Resolutions 21, 22, 24, 25, 27 and 29, if approved. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

Vote Required

Proposals Nos. 20 to 31 require the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSALS NOS. 20 TO 31.

PROPOSAL NO. 20:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES WITH PRE-EMPTIVE RIGHTS

The purpose of this delegation of authority is to enable the Company to obtain financing any time through the issuance of ordinary shares and any type of securities giving, by any means, immediately and/or in the future, access to ordinary shares, by calling on the Company’s shareholders. The Company’s shareholders will be awarded, under the applicable legal provision and in proportion to their ownership interest in the Company’s share capital, a preferential right to subscribe for new shares or securities. This detachable and negotiable right will make it possible, if the holder does not wish to subscribe to the capital increase, to financially offset the dilution resulting from the non-subscription to the capital increase.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. In particular, the implementation of this authorization could provide us quick access to a source of financing and allow us to respond quickly to changes in market conditions.

The share capital increases carried out pursuant to this authorization cannot exceed EUR9,420,000 i.e. approximately 100% of our share capital on the date of the 2023 Annual General Meeting. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR200,000,000.

The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation, for the part not used, if applicable, supersedes supersedes, as from the date hereof, the unused portion, if applicable, of the delegation of authority granted by the General Meeting of May 19, 2021 in its twenty-fourth resolution.

For the full text of Proposal No. 20, please see Annex A.

Vote Required

Proposal No. 20 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.

The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 20.

PROPOSAL NO. 21:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/ OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES, AND/OR SECURITIES GIVING ACCESS TO EQUITY SECURITIES TO BE ISSUED, WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER (EXCLUDING THE OFFERS SET OUT IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE), AND/OR AS CONSIDERATION FOR SECURITIES IN THE CONTEXT OF A PUBLIC EXCHANGE OFFER

The board of directors is requesting the necessary authority to issue through a public offering ordinary shares and/or any type of securities giving access, by any means, immediately or in the future, to ordinary shares.

Resolution 21 is intended:

•

To comply with the approach currently promoted by French regulatory authorities, pursuant to which, irrespective of whether a public offering is underwritten, this Resolution should be used to complete any such public offering because it is grounded on provisions of the French commerce code meant precisely for public offerings. In particular, if the end result of the planned transaction is a public offering of securities in France, Resolution 21 should be approved in order to ensure that the French regulatory authorities would view the financial delegations being granted at the Annual General Meeting as sufficient for all potential market participants; and

•	To allow for a direct public offering, without the involvement of underwriters.

Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights. However, shareholders could be granted a priority subscription period in accordance with applicable French law.

Pursuant to the French Commercial Code, the issue price to be determined by the Board pursuant to this Resolution 21 shall be at least equal to the weighted average of the prices of the last three trading sessions preceding the beginning of the public offering, possibly reduced by a maximum discount of 10%.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives. We do not intend to use it in the context of an unsolicited tender offer by a third party for DBV shares.

As a result, we believe that a share capital increase in an amount not to exceed EUR9,420,000, i.e. approximately 100% of our share capital on the date of the 2023 Annual General Meeting, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to U.S. companies, and allow us to respond quickly to changes in market conditions.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR200,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of 200,000,000, and the amount of any share capital increase will be subject to the global limit of EUR9,420,000, i.e. approximately 100% of our share capital on the date of the 2023 Annual General Meeting, in each case as approved pursuant to Resolution 30.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation, for the part not used, if applicable, supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 19, 2021 in its twenty-fifth resolution.

For the full text of Proposal No. 21, please see Annex A.

Vote Required

Proposal No. 21 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 21.

PROPOSAL NO. 22:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS, AS THE CASE MAY BE, TO EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER REFERRED TO IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE

The goal of this delegation of authority is to allow the Company to issue ordinary shares and any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares, in one or more private placements to qualified investors or to a limited circle or investors (less than 150) as described in paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code.

Furthermore, the terms of this Resolution 22 set important limits on the amount of potential dilution. While our stock may vary, we believe that a share capital increase in an amount not to exceed EUR9,420,000 and limited to 20% of the Company’s share capital per year (as such cap is provided under French laws), which would be subject to and deducted from the global limit provided in Resolution 30, will provide us with sufficient flexibility in pursuing our plan.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR200,000,000. The amount of any securities issued under Resolution 22 will be subject to (and deducted from) the global limits pursuant to Resolution 30.

Pursuant to the French Commercial Code, the issue price to be determined by the Board under this Resolution 22 shall be at least equal to the weighted average of the prices of the last three trading sessions preceding the beginning of the private placement, possibly reduced by a maximum discount of 10%.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation, for the part not used, if applicable, supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 19, 2021 in its twenty-sixth resolution.

For the full text of Proposal No. 22, please see Annex A.

Vote Required

Proposal No. 22 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 22.

PROPOSAL NO. 23:

AUTHORIZATION, IN THE EVENT OF AN ISSUE WITHOUT PRE-EMPTIVE RIGHTS, TO SET THE ISSUE PRICE ACCORDING TO THE TERMS SET BY THE GENERAL MEETING, WITHIN A LIMIT OF 10% OF THE CAPITAL PER YEAR

The Board proposes the shareholders authorize the Board of Directors, when deciding to issue ordinary shares or securities giving access to the capital, pursuant to the 21st and 22d Resolutions, subject to the provisions of Article L. 22-10-52 of the French Commercial Code, to deviate from the price-setting conditions set out in the above-mentioned resolutions, up to a maximum of 10% of the share capital per year, and to set the issue price of equity equivalents to be issued as follows:

the issue price of the ordinary shares that may be issued pursuant to this delegation of authority will be set by the Board of Directors and must be at least equal to:

•	either the last closing price of the Company’s share on the regulated market Euronext Paris prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%,

•

or the volume-weighted average price of the share of the Company on the regulated market of Euronext Paris over a period determined by the Board of Directors of between one to five consecutive trading days selected from the last thirty trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%.

For the full text of Proposal No. 23, please see Annex A.

Vote Required

Proposal No. 23 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 23.

PROPOSAL NO. 24:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF CATEGORIES OF PERSONS MEETING SPECIFIED CHARACTERISTICS

In addition to Resolution 21 and Resolution 22, which are intended to enable the Board of Directors to increase the Company’s share capital through a public offering or a private placement, the Board of Directors also is requesting the necessary authority to issue through a reserved offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached or not to Ordinary Shares or other types of securities).

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives. We do not intend to use it in the context of an unsolicited tender offer by a third party for DBV shares. As a result, we believe that a share capital increase in an amount not to exceed EUR9,420,000, i.e. approximately 100% of our share capital on the date of the 2023 Annual General Meeting, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.

The issue price of Ordinary Shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer:

•	the last closing price of the Company’s shares on the regulated market Euronext Paris prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or

•

the volume-weighted average of the Company’s share price on the Euronext Paris regulated market over a period determined by the Board of Directors of between one to five consecutive trading days, chosen from the 30 trading days preceding the pricing date which may be reduced by a maximum discount of 15%.

The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•

natural person(s) or legal entity(ies), including companies, trusts, investment funds or other investment vehicle(s), regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector ; and/or

•

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the pharmaceutical chemical sector or in the field of medical devices or technologies or research in these areas ; and/or

•

French or foreign investment service provider(s), or any foreign establishment(s) with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (a) and/or (b) above or within the framework of the implementation of an equity or bond financing line and, in this context, to subscribe to the securities issued.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 200,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of EUR200,000,000, and the amount of any share capital increase will be subject to the global limit of EUR9,420,000, i.e. approximately 100% of our share capital on the date of the 2023 Annual General Meeting, in each case as approved pursuant to Resolution 30.

This delegation of authority would be granted for an 18-month period

The Board cannot, unless authorized in advance by a shareholder’s general meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation, for the part not used, if applicable, supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its eighteenth resolution.

For the full text of Proposal No. 24, please see Annex A.

Vote Required

Proposal No. 24 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 24.

PROPOSAL NO. 25:

DELEGATION OF POWER TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES TO BE ISSUED IMMEDIATELY OR IN THE FUTURE BY THE COMPANY, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF PERSONS MEETING SPECIFIED CHARACTERISTICS WITHIN THE FRAMEWORK OF AN EQUITY FINANCING AGREEMENT ON THE UNITED STATES STOCK MARKET KNOWN AS “AT-THE-MARKET OFFERING” OR “ATM PROGRAM”

On recommendation of the management of the Company, the Board of Directors is requesting the necessary authority to issue Ordinary Shares in the form of American Depositary Shares or American Depositary Receipts of the Company within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”. Any ATM Program implemented by the Company would be strictly limited to the issuance of ordinary shares in the form of in the form of American Depositary Shares or American Depositary Receipts of the Company which would be sold on the Nasdaq Stock Market LLC or any other ADS trading market, without any public offering in France or in Europe. The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives.

As a result, we believe that a share capital increase in an amount not to exceed EUR9,420,000, i.e. approximately 100% of our share capital on the date of the 2023 Annual General Meeting, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.

The issue price of Ordinary Shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer:

•

either the closing price of the Company’s shares on the regulated market Euronext Paris during the last trading session prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or the volume-weighted average of the Company’s share price on the regulated market of Euronext Paris over a period determined by the Board of Directors of between one to five consecutive trading sessions chosen from among the last 30 trading sessions preceding the setting of the issue price, possibly reduced by a maximum discount of 15%.

The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•

any credit institution, any investment service provider, French or foreign, or any foreign institution with an equivalent status, intervening within the framework of an ATM Program set up by the Company (or any equity financing program of the same nature which would replace it) and providing, within this framework, for the subscription of securities issued by the Company.

The Board of Directors would not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a draft public offer for the Company’s shares until the end of the offer period.

This delegation of authority would be granted for an 18-month period.

This delegation, for the part not used, if applicable, supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its twenty-first resolution.

For the full text of Proposal No. 25, please see Annex A.

Vote Required

Proposal No. 25 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 25.

PROPOSAL NO. 26:

DELEGATION OF POWER TO BE GRANTED TO THE BOARD OF DIRECTORS, IN THE CASE OF A CAPITAL INCREASE WITH EXISTING SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS MAINTAINED OR WAIVED, TO INCREASE THE NUMBER OF SHARES TO BE ISSUED IN THE EVENT OF EXCESS DEMAND FOR SUBSCRIPTIONS

The purpose of this Resolution 26 is to allow the Board of Directors to grant a customary over-allotment option for any issuance pursuant to twentieth, twenty-first, twenty-second, twenty-fourth and twenty-fifth resolutions above. Any share capital increase pursuant to this delegation would be at the same price as, and limited to a maximum of 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.

For the full text of Proposal No. 26, please see Annex A.

Vote Required

Proposal No. 26 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 26.

PROPOSAL NO. 27:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GIVING ACCESS TO THE CAPITAL, UP TO THE LIMIT OF 10% OF THE CAPITAL, IN CONSIDERATION FOR CONTRIBUTIONS IN KIND OF EQUITY SECURITIES OR SECURITIES GIVING ACCESS TO THE CAPITAL

The purpose of Resolution 27 is to allow the Board of Directors to increase the share capital in consideration for contributions in kind of equity securities or securities giving access to the capital.

The total par value of any Ordinary Shares or securities giving access to Ordinary Shares that may be issued under this delegation may not exceed EUR9,420,000, i.e. approximately 100% of our share capital on the date of the 2023 Annual General Meeting.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 27, please see Annex A.

Vote Required

Proposal No. 27 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 27.

PROPOSAL NO. 28:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE PURPOSE OF DECIDING ON ANY OPERATION OF MERGER-ABSORPTION, DEMERGER, OR PARTIAL CONTRIBUTION OF ASSETS

Article L. 236-9 of the French Commercial Code provides that (i) the extraordinary shareholders meeting of the acquiring company may delegate to the board of directors its competence in making decisions relating to a merger for a period that cannot exceed 26 months and (ii) the extraordinary shareholders meeting of the acquiring company may determine the merger and grant to the board of directors the power to set definitive terms and conditions of such merger for a period that cannot exceed five years.

Pursuant to Resolution 28 and in accordance with the amended Article L. 236-9 of the French Commercial Code, we are asking shareholders to (i) delegate authority to the board of directors of the Company to decide on any merger-absorption, split or partial contribution of assets and (ii) grant to the board of directors full powers to implement this delegation, in accordance with the provisions set forth in French Laws and the by-laws of the Company, for the purpose of deciding all terms of any transaction that would be decided under this delegation.

If an operation by the board of directors pursuant to this delegation requires an increase in the Company’s share capital, it must be carried out within the limits set forth in Resolution 29 (i.e., the maximum nominal amount of share capital increases to be completed pursuant to Resolution 29, immediately or in the future, may not exceed 10% of the share capital of the Company on the date of the decision to increase the share capital by the Board).

We are asking shareholders to approve Resolution 28 because this authorization granted to the Board would facilitate any potential external growth by paying all or part of the price with our securities, and we believe that shareholders’ approval in these circumstances is often a cumbersome process, and could create uncertainty with respect to the ability to consummate such a transaction. Additionally, we believe that the process of submitting such a transaction for shareholders’ approval could prevent us from seizing opportunities in a timely manner. The delegation provided for in Resolution 28 is intended to simplify the merger-absorption process.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 28, please see Annex A.

Vote Required

Proposal No. 28 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 28.

PROPOSAL NO. 29:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING, AS THE CASE MAY BE, ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY), IN THE CONTEXT OF AN OPERATION OF MERGER, DEMERGER OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO THE DELEGATION REFERRED TO IN THE TWENTY-EIGHTH RESOLUTION

Subject to the adoption by shareholders of Resolution 28, we are asking our shareholders to adopt Resolution 29 and in accordance with Articles L. 225-129 to L. 225-129-5 and L. 228-91 of the French Commercial Code, we are asking our shareholders to delegate to the Board of Directors the authority to decide to issue, on one or more occasions, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, in compensation for contributions in kind granted to the Company as part of any merger, demerger or partial contribution of assets decided by the board of directors pursuant of the delegation granted under Resolution 30, such shares conferring the same rights as existing shares said shares conferring the same rights as old shares subject to their date of use.

The securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities.

We are also asking our shareholders to waive, to the benefit of the shareholders of the absorbed company or the contributing company, any preferential subscription right attached to the ordinary shares or securities to be issued.

The maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed 10% of the share capital of the Company on the date of the decision to increase the share capital by the Board. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions.

The nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in Resolution 30 below.

The nominal amount of all issuances of debt securities to be completed giving access to the Company’s share capital will not exceed EUR 200,000,000 (or the corresponding value of this amount for an issuance in a foreign currency). This amount will be increased, if applicable, for any redemption premium above nominal value and will be deducted from the overall limit set forth in Resolution 30 below. This limit does not apply to securities the issuance of which is decided or authorized by the board of directors in accordance with Article L. 228-40 of the French Commercial Code.

We are asking that the board of directors be granted all powers to decide and acknowledge completion of the share capital remunerating the transaction, charge on the premium, as the case may be, the fees and charges generated by the share capital increase, to deduct on the premium, if it deems it useful, the necessary amounts for the allocation of the legal reserve, to amend the Company’s by-laws, to take any decision in relation to the admission of the securities issued hereby to trading to Euronext, and, do everything that is required.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 29, please see Annex A.

Vote Required

Proposal No. 29 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 29.

PROPOSAL NO. 30:

OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE 21ST,22D, 24TH, 25TH, 26TH, 27TH AND 29TH RESOLUTIONS

The Board proposes that the shareholders set the total par value of any shares that may be issued under the 21st, 22d, 24th, 25th, 26th, 27th and 29th Resolutions, at EUR9,420,000, i.e. approximately 100% of our share capital on the date of the 2023 Annual General Meeting. To this limit will be added, if applicable, the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other adjustments, the rights of the holders of rights or transferable securities giving access to the Company’s capital. The maximum nominal amount of debt securities that may be issued pursuant to this authorization is EUR200,000,000 (or the equivalent of this amount in the event of an issue in another currency).

We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals, and in line with the flexibility available to comparable U.S. companies.

For the full text of Proposal No. 30 please see Annex A.

Vote Required

Proposal No. 30 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 30.

PROPOSAL NO. 31:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE INCORPORATION OF RESERVES, PROFITS AND/OR PREMIUMS

The purpose of resolution 31 is to allow the Board of Directors to increase the share by means of the incorporation into capital of reserves, profits, premiums or other amounts admitted for capitalization, by the issue and free share allocation or by raising the face value of existing Ordinary Shares or combining these two methods.

The total par value of any Ordinary Shares or securities giving access to Ordinary Shares that may be issued under this delegation may not exceed EUR4,710,000, i.e. approximately 50% of our share capital on the date of the 2023 Annual General Meeting.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 31, please see Annex A.

Vote Required

Proposal No. 31 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 31.

PROPOSAL NO. 32:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE

Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the Board of Directors is required to submit for approval by the shareholders a resolution to authorize the Board of Directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne groupe).

The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed 2% of the share capital at the date of this Annual General Meeting (this amount is separate to any other maximum amounts set by other authorizations relating to capital increases).

The price of any shares to be issued under this delegation may not be more than 30% (or 40% if the vesting period stipulated by the scheme pursuant to Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years) below the average opening price of our Ordinary Shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average.

Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the Board of Directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.

However, approving this resolution will enable our Board of Directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee retention and further align employee and shareholder interests.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 32, please see Annex A.

Vote Required

Proposal No. 32 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 32.

PROPOSALS NOS. 33 TO 35:

EQUITY RESOLUTIONS

The following is an overview of the equity plan-related proposals being submitted for the approval of our shareholders, which are described in more detail below.

Pursuant to Resolution 23 of the General Meeting of May 12, 2022, our shareholders authorized the Board of Directors to grant share warrants. As such authorization expired on November 12, 2023, in order to continue our equity compensation program beyond such date, pursuant to Resolution 23 below, we are requesting that our shareholders renew their prior authorization to the Board of Directors to grant, share warrants for the 18-month period following the date of the 2023 Annual General Meeting.

Pursuant to Resolutions 25 and 26 of the General Meeting of May 12, 2022, our shareholders authorized the Board of Directors to grant, respectively, (i) stock options to subscribe for or purchase Ordinary Shares, and (ii) free Ordinary Shares. As such authorizations will expire on November 12, 2023, in order to continue our equity compensation program beyond such date, pursuant to Resolutions 25 and 26 below, we are requesting that our shareholders renew their prior authorization to the Board of Directors to grant, respectively, stock options, and free Ordinary Shares for the 18-month period following the date of the 2023 Annual General Meeting.

PROPOSAL NO. 33:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF PERSONS

Our Board of Directors recommends the approval of this delegation of authority to grant warrants in order to ensure the Company can attract, recruit and compensate independent directors and consultants competitively by providing for customary compensatory grants to our existing and future non-employee directors.

To continue to attract and retain highly talented directors with deep industry knowledge and experience, we must be able to offer our directors compensation in line with market standards, which include an equity-based component. However, pursuant to French law, non-employee directors may not be granted stock options or free shares. As a result, the right to subscribe for BSAs is a key element of our current non-employee director compensation.

This delegation of authority is critical to our business strategy because it enables us to continue issuing BSAs, which is vital to our ability to attract and retain highly talented directors, compete with compensation arrangements provided by our U.S.-based peers and strengthen the alignment of our directors’ interests with those of our shareholders.

We are also seeking authorization to grant BSAs to persons bound to the Company or one of its subsidiaries by a consultancy agreement who, pursuant to French law, cannot be granted stock options or free shares. In certain circumstances, it is important for the Company to be able to offer a long-term compensation element to such persons in order to engender loyalty in our highly competitive industry and align their incentives with the long-term interests of our shareholders.

The Board proposes the shareholders delegate to the Board of Directors, for a period of 18 months its competence to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, with the issue of new stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights reserved for the categories of persons defined below.

The total nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the share capital on the date of the allocation decision. To this maximum amount will be added, as necessary, the nominal amount of the capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law, and where applicable, the contractual stipulations providing for other forms of preservation. This maximum amount is separate from all maximum amounts set by the other resolutions of this Annual General Meeting.

The issue price of the warrant will be fixed by the Board of Directors. In the event of assignment to non-executive directors, the warrant issue price will coincide with its market value.

The subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of DBV Technologies’ shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price.

Approval of this proposal eliminates the preferential subscription rights of shareholders to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the company and persons associated with the company and the French or foreign companies related to the company, via a service agreement or as a consultant, in accordance with Article L.225-180 of the French Commercial Code.

This delegation means that the shareholders waive their pre-emptive rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs.

The Board cannot, unless authorized in advance by the Annual General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

The Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•

set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and more generally, all terms and conditions with respect to the issue

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and to amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and more generally, perform all tasks required in similar matters.

The validity of this delegation is set at 18 months from the date of the Annual General Meeting.

Description of Principle Features of the BSAs

Pursuant to SEC rules, we are providing the following description of the material terms of the BSA awards we expect to be included in our BSA award agreement letters.

Type of Awards. BSAs are granted at fair market value and entitle a holder to exercise the warrant for the underlying vested Ordinary Shares at an exercise price per share determined by the Board of Directors based and shall be at least equal to the average closing price of our Ordinary Shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price. We use BSAs as part of our compensation for non-employee directors and consultants.

Administration. Subject to shareholder approval of this Proposal No. 33, the Board of Directors will determine the recipients, dates of grant and exercise price of BSAs, the number of BSAs to be granted and the terms and conditions of the BSAs, including the period of their exercisability and their vesting schedule.

Governing Law. The BSAs are governed by the laws of France.

Certain Federal Income Tax Consequences for U.S. holders. In general, no taxable income is realized by a participant upon the grant of a BSA. Rather, at the time of exercise of the BSA, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Ordinary Shares purchased over the sum of (a) the exercise price and (b) the subscription price paid at grant. The participant’s tax basis in any Ordinary Shares received upon exercise of a BSA will be the fair market value of the Ordinary Share on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

New Plan Benefits

The benefits or amounts that will be awarded or allocated under the delegation of authority to grant BSAs are not determinable at this time because the number of shares underlying BSA awards depends on the Company’s stock price, which cannot be predicted, the fair market value, the decision of directors of whether to subscribe for the BSA awards and the exercise of discretion by our Board of Directors.

This delegation, for the part not used, if applicable, supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its twenty-third resolution.

For the full text of Proposal No. 33 please see Annex A.

Vote Required

Proposal No. 33 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 33.

PROPOSAL NO. 34:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FOR FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY

Under French law, our Board of Directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing free Ordinary Shares.

If approved, the new authorization to grant free shares options will supersede the authorization to grant free shares. The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing free shares as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes the shareholders authorize the Board of Directors, for a period of 18 months, to allocate existing or future Ordinary Shares in the Company, reserved for:

•	members of staff of the company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code;

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code.

The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period.

The allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year.

Beneficiaries shall, where applicable, be required to hold these shares for a period, set by the Board of Directors, at least equal to that necessary to ensure that the cumulative duration of the vesting and, where applicable, holding periods cannot be less than two years.

By way of exception, final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code.

All powers are granted to the Board of Directors:

•

to decide to issue shares and/or securities and to determine their characteristics, determine the amount to be issued, the issue price and the amount of the premium that can, if applicable, be demanded at issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of stock warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, on terms and conditions to be determined by it, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their interest in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, where applicable, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment ; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits;

•	if applicable, to suspend the exercise of rights attached to the securities issued, for up to three months in accordance with legal and regulatory provisions;

•	at its sole discretion, to charge the costs of the capital increase against the amount of the related premiums and deduct the necessary sums from this amount to fund the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s capital or shareholders’ equity;

•	to record each share capital increase and make the corresponding amendments to the by-laws;

•

generally, to enter into any agreements, take all measures and complete any formalities required for the issue and for the financial administration of the securities issued pursuant to this delegation and for the exercise of any attached rights and, more generally, perform all tasks required in this regard.

This authorization shall imply that shareholders waive their pre-emptive rights to subscribe to newly issued shares through the capitalization of reserves, share premium and profits.

Description of Principle Features of the Free Shares

Pursuant to SEC rules, we are providing the following description of the material terms of the free shares awards we expect to be included in our free shares award agreement letters.

Type of Awards. The 2023 free share plan is expected to provide for the grant of free shares to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital or voting rights as of the date of grant. Participants in the 2023 free share plan are determined at the discretion of the Board of Directors subject to the terms of the 2023 free share plan.

Shares available. The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision.

Administration. Subject to shareholder approval of this Proposal No. 34, the Board of Directors is expected to have the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to free shares (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances an award of free shares may be settled, canceled, forfeited, exchanged or surrendered.

Vesting; Holding Period. Free shares are expected to vest at the times and upon the conditions that our Board of Directors may determine, as reflected in an applicable award grant letters and the 2023 free share plan, subject to waiver and release by our Board of Directors in its sole discretion. Awards of free shares granted under the 2023 free share plan generally are expected to vest on the basis of continued employment through the end of the vesting period and may require the satisfaction of performance conditions to be determined by the Board of Directors.

Equitable Adjustments. In the event certain changes occur our capitalization such as (i) an amortization or reduction of our share capital, (ii) a change to the allocation of our profits, (iii) a distribution of our free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to all our then-existing shareholders, the Board of Directors is expected to have the ability to adjust the maximum number of shares or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.

Governing Law. The free shares are governed by the laws of France.

Certain Federal Income Tax Consequences For U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of free shares granted under the 2023 free share plan, the material terms of which is discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

In general, the grant of an award of free shares will not result in U.S. taxable income for the participant being a U.S. taxpayer or in a U.S. tax deduction for DBV Technologies. Upon the vesting of the shares, the U.S. participant will recognize ordinary income equal to the aggregate value of the payment received, subject to withholding for employees, and DBV Technologies or the surviving corporation following a change in control generally will be entitled to a tax deduction at the same time and in the same amount. If the shares are later sold or exchanged, then the difference between the amount recognized upon vesting and the sale or exchange value of such shares will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

New Plan Benefits

Awards of free shares are within the discretion of our Board of Directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

For the part not used, if applicable, it supersedes any and all relevant prior authorizations.

For the full text of Proposal No. 34, please see Annex A.

Vote Required

Proposal No. 34 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 34.

PROPOSAL NO. 35:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY OR RELATED COMPANIES OR ECONOMIC INTEREST GROUPS

Under French law, our Board of Directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in the form of stock options.

As a result, the shareholders are asked to grant the Board of Directors the authority to issue and grant stock options, each representing a right to receive one Ordinary Share.

The renewal of this authority is fundamental to our business strategy because it enables us to continue granting options as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning executive and employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes the shareholders authorize the Board of Directors, for a period of 18 months, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the company to be issued in respect of a capital increase or to the purchase of existing shares in the company as a result of buybacks carried out under the terms set by law.

The beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code; or

•	secondly, corporate officers who meet the conditions set out in Articles L22-10-58 and L. 225-185 of the French Commercial Code.

The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or purchase more than 7.5% of the share capital on the date of the allocation decision. To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation.

The subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision.

No options may be granted during the blackout periods set out in the regulations.

This authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their pre-emptive rights to subscribe to the shares that will be issued as and when the options are exercised.

Approval of this proposal delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority and performance conditions that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-142 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary; or

•

at its own discretion and if it sees fit, impute the cost of increases in share capital to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase.

Description of Principle Features of the Stock Options

Pursuant to SEC rules, we are providing the following description of the material terms of the stock option awards we expect to be included in our stock options award agreement letters.

Type of Awards. Stock options may be granted to any individual employed by us or by any affiliated company under the terms and conditions of an employment contract. Employee share options may also be granted to the chairman of our Board of Directors, our chief executive officer and our deputy chief executive officers, if any. Participants in the 2023 stock option plan are determined at the discretion of the Board of Directors subject to the terms of the 2023 stock option plan.

Stock Options are granted at fair market value and entitle a holder to exercise the option for the underlying vested Ordinary Shares at an exercise price per share determined by the Board of Directors based and shall be not less than the average opening price of DBV Technologies shares for the 20 trading days preceding the decision to issue the stock options (or, for U.S. taxpayers, at no less than the fair market value of DBV Technologies shares on the date of grant).

Shares available. The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or to purchase more than 7.5% of the share capital on the date of the allocation decision. Under French law, the maximum number of shares issuable upon the exercise of outstanding stock options may not exceed one-third of the outstanding share capital on a non-diluted basis as of the date of grant.

Administration. Our Board of Directors has the authority to administer the 2023 stock option plan. Subject to the expected terms and conditions of the 2023 stock option plan, our Board of Directors determines the recipients, dates of grant, exercise prices, number of Ordinary Shares underlying and the terms and conditions of the stock options, including their periods of exercisability and their vesting schedules.

The Board of Directors has the authority to amend or modify employee share options outstanding under the delegation under this Proposal No. 35, including in particular the authority to extend the post-termination exercise period of the options, subject to the written consent of the optionees holding such options, if such amendments or modifications impair the rights of the optionees.

Vesting; Holding Period. Stock options are expected to vest at the times and upon the conditions that our Board of Directors may determine, as reflected in an applicable award grant letters and the 2023 stock option plan, subject to waiver and release by our Board of Directors in its sole discretion. Awards of stock options granted under the 2023 stock option plan generally are expected to vest on the basis of continued employment or presence through the end of the vesting period and may require the satisfaction of performance conditions to be determined by the Board of Directors.

Equitable Adjustments. In the event of the carrying out by the company of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums, (v) a distribution of reserves, or (vi) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the Board of Directors will take the required measures to protect the interest of the optionees in the conditions set forth in Article L. 228-99 of the French Commercial Code.

Governing Law. The stock options are governed by the laws of France.

U.S. Tax Limitations on incentive stock options. The aggregate fair market value, determined at the time of grant, of our Ordinary Shares issuable under incentive stock options that are exercisable for the first time by an optionee during any calendar year under all of our Stock Option Plans may not exceed $100,000. Stock options, or portions thereof, that exceed such limit will generally be treated as non-statutory share options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the exercise price is at least 110% of the fair market value of the shares subject to the stock options on the date of grant and (2) the term of the incentive stock option does not exceed five years from the date of grant.

Certain Federal Income Tax Consequences for U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of employee share options granted under the delegation under this Proposal No. 26, the material terms of which is discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of a stock option that qualifies as an incentive stock option under Section 422 of the Code. If an optionee exercises the option and then later sells or otherwise disposes of the ordinary Shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the optionee will recognize a capital gain or loss equal to the difference between the sale price of the ordinary Shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the optionee disposes of such ordinary Shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the Ordinary Shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the Ordinary Shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the Ordinary Shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the ordinary Shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the Ordinary Shares or provide certain basis adjustments or tax credits.

Non-Statutory Stock Options

An optionee generally recognizes no taxable income as the result of the grant of such an employee share option. However, upon exercising the option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the ordinary Shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the Ordinary Shares acquired by the exercise of a non-statutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a non-statutory stock option or the sale of the Ordinary Shares acquired through the exercise of the non-statutory stock option.

New Plan Benefits

Awards of stock options are within the discretion of our Board of Directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

This authorization, for the part not used, if applicable, supersedes any and all relevant prior authorizations.

For the full text of Proposal No. 35, please see Annex A.

Vote Required

Proposal No. 35 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 35.

PROPOSALS NOS. 36 TO 40:

AMENDMENT OF THE BY-LAWS

The Board proposes that the shareholders amend Articles 11, 20, 21, 18 and 23 of the by-laws of the Company in order to adapt them to the latest legislative and regulatory changes under French law.

For the full text of Proposals No. 36 to No. 40, please see Annex A.

Vote Required

Proposals No. 36 to 40 require the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSALS NOS. 36 TO 40.

PROPOSAL NO. 36:

AMENDMENT OF ARTICLE 11 OF THE BY-LAWS

The Board proposes that the shareholders amend Article 11 of the by-laws of the Company in order to allow the Board of Directors, at the discretion of its Chairman, to make the following decisions by written consultation:

•	cooptation following (i) a death, (ii) a resignation, (iii) when the number of directors has fallen below the statutory minimum, or (iv) when the gender balance is no longer respected;

•	authorization of sureties, endorsements and guarantees given by the Company;

•	transfer of the registered office in the same department;

•	amendment of the articles of association to bring them into line with the conditions laid down by law;

•	convening of the General Meeting.

For the full text of Proposal No. 36, please see Annex A.

Vote Required

Proposal No. 36 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 36.

PROPOSALS NOS. 37 TO 40:

AMENDMENT OF ARTICLES 20, 21, 18 AND 23 OF THE BY-LAWS

The Board proposes that the shareholders amend Articles 20, 21, 18 and 23 in order to facilitate the convening of shareholders by electronic means and the voting of shareholders before the shareholders meetings by electronic means.

For the full text of Proposals No. 37 to 40, please see Annex A.

Vote Required

Proposals Nos. 37 to 40 require the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSALS NOS. 37 TO 40.

PROPOSAL NO. 41:

POWERS TO COMPLETE FORMALITIES

The Board proposes the shareholders grant all powers to the bearer of an original, a copy or an excerpt of the minutes of the Annual General Meeting to carry out all mandatory formalities with respect to registration and publication.

For the full text of Proposal No. 41 please see Annex A.

Vote Required

Proposal No. 41 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 41.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics, or the Code of Ethics, that is applicable to all of our employees, executive officers and directors. A copy of the Code of Ethics is available on our website at https://www.dbv-technologies.com/investor-relations/corporate-governance. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq.

OTHER MATTERS

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”) for our fiscal year ended December 31, 2022, are included in our Annual Report on Form 10-K, which we will mail to shareholders at the same time as this proxy statement. This proxy statement and our annual report are posted on the Investors section of our website at and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to DBV Technologies S.A., Attention: Legal Department, 177-181 avenue Pierre Brossolette, 92120 Montrouge, France.

*                *                 *

Our Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Shareholders who requested that items or draft resolutions be included on the agenda must send to the Company, marked for the attention of Legal Department, a new certificate of ownership for the same accounts, by 12:00 AM, Paris time, of the second business day preceding Annual General Meeting.

The preparatory documents for the Annual General Meeting specified in Article R. 225-73-1 of the French Commercial Code are available online on the Company’s website (https://www.dbv-technologies.com) since the twenty-first day prior to the Meeting.

In addition, shareholders may ask the company to send them the documents and information mentioned in Articles R. 225-81 and R. 225-83 of the French Commercial Code, up to and including the fifth day before the Annual General Meeting, preferably by e-mail to the following address: investors@dbv-technologies.com. The shareholders are invited to indicate in their request the e-mail address to which these documents may be sent to them so that the company may validly send the said documents by e-mail in accordance with Article 3 of the aforementioned Order. Holders of bearer shares must provide proof of such status by sending a certificate of registration in an account.

In accordance with Article R. 225-84 of the French Commercial Code, any shareholder may submit, to the Chairman of the Company’s Board of Directors, questions in writing until the fourth business day preceding the date of the Annual General Meeting, in this case until April 4, 2023, 11:59 p.m. Paris time. Such written questions must be preferably sent by electronic telecommunication to the following address investors@dbv-technologies.com or by registered mail including a receipt confirmation form, addressed to the registered office). They must be accompanied by a certificate of account registration.

Montrouge, France

April    , 2023

Annex A

ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE

VOTED ON AT THE ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS’ MEETING OF APRIL 12, 2023

Ordinary resolutions:

1.	Approval of the annual financial statements for the year ended December 31, 2022

2.	Approval of the consolidated financial statements for the year ended December 31, 2022

3.	Allocation of income for the year ended December 31, 2022

4.	Allocation of the accumulated deficit to the share premium account

5.	Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements

6.	Ratification of the provisional appointment of Mrs. Danièle Guyot-Caparros as director

7.	Renewal of Mrs. Maïlys Ferrère, as director

8.	Renewal of Mr. Daniel Tassé, as director

9.	Renewal of Mr. Michael J. Goller, as director

10.	Renewal of the term of office of Deloitte & associés as Statutory Auditor

11.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2022

12.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Michel de Rosen, Chairman of the Board of Directors

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Daniel Tassé, Chief Executive Officer

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer

15.	Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2023

16.	Approval of the compensation policy for the Directors for the year ending December 31, 2023

17.	Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2023

18.	Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code

Extraordinary resolutions:

19.	Delegation to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L.22-10-62 of the French Commercial Code

20.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with pre-emptive rights

21.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without pre-emptive rights, by means of a public offer (excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer

22.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access, as the case may be, to equity securities or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code

23.	Authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year

24.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics

25.

Delegation of power to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”

26.

Delegation of power to be granted to the Board of Directors, in the case of a capital increase with existing shareholders’ preferential subscription rights maintained or waived, to increase the number of shares to be issued in the event of excess demand for subscriptions

27.

Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to the capital, up to the limit of 10% of the capital, in consideration for contributions in kind of securities or securities giving access to the capital

28.	Delegation of powers to be granted to the Board of Directors for the purpose of deciding on any operation of merger-absorption, demerger, or partial contribution of assets

29.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-eighth resolution

30.	Overall limit on the maximum authorized amounts set under the resolutions twenty-first, twenty-second, twenty-fourth, twenty-fifth, twenty-sixth, twenty-seventh and twenty-ninth resolutions

31.	Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums

32.

Delegation of powers to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code

33.

Delegation of powers to be granted to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with pre-emptive subscription rights waived in favor of a category of persons

34.

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups

35.

Authorization to be granted to the Board of Directors to grant options to subscribe and/or purchase shares (stock options) to employees and/or certain officers of the Company or related companies or economic interest groups

36.	Amendment of Article 11 of the by-laws

37.	Amendment of Article 20 of the by-laws

38.	Amendment of Article 21 of the by-laws

39.	Amendment of Article 18 of the by-laws

40.	Amendment of Article 23 of the by-laws

Within the authority of the Ordinary Shareholders’ Meeting:

41.	Powers to complete formalities

Text of draft resolutions

Ordinary resolutions:

First Resolution – Approval of the annual financial statements for the year ended December 31, 2022

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on the financial year ended December 31, 2022, approves the annual financial statements for the financial year ended on that date, as they were presented, as well as the transactions reflected in these accounts and summarized in these reports showing a loss of 88,091,118.04 euros.

Second Resolution – Approval of the consolidated financial statements for the year ended December 31, 2022

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on the consolidated financial statements as of December 31, 2022, approves these financial statements, as they were presented, as well as the transactions reflected in these accounts and summarized, which record a loss of 96,007,935.27 dollars.

Third Resolution – Allocation of income for the year ended December 31, 2022

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings on the proposal of the Board of Directors, decides to fully allocate the whole of the loss for the financial year ended December 31, 2022, totaling of 88,091,118.04 euros, to the “losses brought forward” line, which would result in a negative balance of 88,091,118.04 euros.

Pursuant to Article 243 of the French General Tax Code, the Meeting notes that it was reminded that no distribution of dividends or income has occurred in the past three financial years.

Fourth Resolution – Allocation of the accumulated deficit to the share premium account

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary meetings, and having considered the report of the Board of Directors, notes that the retained earnings account is in debit by 88,091,118.04 euros after appropriation of the net result for the year ended December 31, 2022, decides to charge the entirety of the aforementioned retained earnings account to the share premium account, which, before this charge, amounts to 178,526,096.52 euros, and notes that, as a result of this charge, the share premium account shows a credit balance of 90,434,978.48 euros, and that the retained earnings account is thus completely cleared.

Fifth Resolution – Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on related-party agreements presented to it, notes the absence of any new regulated agreements entered into 2022.

Sixth Resolution – Ratification of the provisional appointment of Mrs. Danièle Guyot-Caparros as director

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, ratifies the appointment of Mrs. Danièle Guyot-Caparros as Board Member, made provisionally by the Board of Directors at its meeting on October 3, 2022 to replace Mrs. Viviane Monges who left the Board of Directors on that date.

Consequently, Mrs. Danièle Guyot-Caparros will go about her duties for the remaining term of the appointment of his predecessor, namely until the Meeting to be held in 2024 to approve the financial statements for the previous financial year.

Seventh Resolution – Renewal of Mrs. Maïlys Ferrère, as director

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Maïlys Ferrère, for a period of three years, to expire at the end of the General Meeting to be held in 2026 to approve the financial statements for the previous financial year.

Eighth Resolution – Renewal of Mr. Daniel Tassé, as director

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Daniel Tassé, for a period of three years, to expire at the end of the General Meeting to be held in 2026 to approve the financial statements for the previous financial year.

Ninth Resolution – Renewal of Mr. Michael J. Goller, as director

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Michael J. Goller, for a period of three years, to expire at the end of the General Meeting to be held in 2026 to approve the financial statements for the previous financial year.

Tenth Resolution – Renewal of the term of office of Deloitte & associés as Statutory Auditor

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the terms of office of Deloitte & associés for a six-year term, to expire at the end of the General Meeting to be held in 2029 to approve the financial statements for the previous financial year.

Eleventh Resolution – Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year 2022

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, and acting pursuant to Article L.22-10-34 of the French Commercial Code, approves the information set out in section I of Article L.22-10-9 of the French Commercial Code, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2022.

Twelfth Resolution – Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Michel de Rosen, Chairman of the Board of Directors

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2022.

Thirteenth Resolution – Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Daniel Tassé, Chief Executive Officer

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2022.

Fourteenth Resolution – Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act – Section 951, approves, on a non-binding advisory basis, the compensation paid to Sébastien Robitaille and Pharis Mohideen, named executive officers and members of the Company’s executive committee, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2022.

Fifteenth Resolution – Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2023

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, describing the elements of the compensation policy for corporate officers, and acting pursuant to Article L. 22-10-8 II of the French Commercial Code, approves the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2023, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2022.

Sixteenth Resolution – Approval of the compensation policy for the Directors for the year ending December 31, 2023

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, describing the elements of the compensation policy for corporate officers, and acting pursuant to Article L. 22-10-8 II of the French Commercial Code, approves the compensation policy for the Directors for the year ending December 31, 2023, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2022.

Seventeenth Resolution – Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2023

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, describing the elements of the compensation policy for corporate officers, and acting pursuant to Article L. 22-10-8 II of the French Commercial Code, approves the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2023, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2022.

Eighteenth Resolution – Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors:

•

authorizes the Board of Directors, with the option of sub-delegation under the conditions provided for by law, for a period of eighteen (18) months from the date of this General Meeting, in accordance with the provisions of Articles L225-210 and seq. and L.22-10-62 and seq. of the French Commercial Code, Articles 241-1 to 241-5 of the General Regulations of the Autorité des Marchés Financiers (AMF) and Regulation (EU) No. 596/2014 of the European Parliament and of the Council of April 16, 2014 on market abuse, to purchase or arrange for the purchase of shares in the Company,

•

decides that acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate, excluding periods of public offers on the Company’s share capital, and by any means, on one or more occasions, notably on the market or over-the-counter, including by acquisition or sale of blocks or public offers, using option or derivative mechanisms, under the conditions provided for by the market authorities and in compliance with applicable regulations,

•	the shares may be bought back in order to:

•

support the secondary market or the liquidity of the Company’s shares through a liquidity agreement with an investment service provider, acting independently, in accordance with the standard practice accepted by the AMF,

•

implement all stock option plans (or similar plans), all free share allocation plans (or similar plans), all employee savings plans (or similar plans) or all other allocations of shares to employees and managers of the Company or its affiliates, as well as to carry out all hedging operations relating to these transactions under the conditions and in accordance with the provisions of the applicable laws and regulations,

•

remit shares on the exercise of rights attached to securities giving access to the capital, and to carry out all hedging operations relating to these transactions under the conditions and in accordance with the provisions of the applicable laws and regulations,

•	purchase shares to be held and subsequently exchanged or paid for in connection with any external growth, merger, demerger or contribution transactions,

•	where applicable, cancel all or part of the shares acquired, or

•

more generally, to operate for any purpose that may be authorized by law or any market practice that may be permitted by the market authorities, it being specified that, in such a case, the Company would inform its shareholders by way of a press release,

•

decides to set the maximum purchase price (excluding charges) at 50 euros per share (or the equivalent of this amount on the same date in any other currency), with an overall ceiling of 300,000,000 euros, it being specified that this maximum purchase price will be subject to any necessary adjustments in order to take account of capital transactions (in particular in the event of the incorporation of reserves and the free allocation of shares, splits or consolidation of shares) which would occur during the period of validity of this authorization,

•

resolves that the maximum number of shares that may be purchased under this resolution may not, at any time, exceed five percent (5%) of the total number of shares comprising the share capital at the date of purchase, this percentage being applied to a share capital figure adjusted to take account of transactions affecting it subsequent to this General Meeting, it being specified that (i) when the shares are purchased in order to promote the liquidity of the Company’s shares the number of shares taken into account for the calculation of this limit will correspond to the number of shares purchased less the number of shares resold during the term of the authorization, and (ii) when they are purchased with a view to their retention and subsequent remittance in payment or exchange in the context of a merger, demerger or contribution, the number of shares purchased may not exceed five percent (5%) of the total number of shares,

•

grants full powers to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, to implement the present authorization, in particular to judge the appropriateness of launching a share buyback program and to determine the terms and conditions thereof, to place all stock market orders, and to sign all deeds of sale or transfer enter into any agreements, liquidity contracts or option contracts, make any declarations to the Autorité des Marchés Financiers and any other body, and carry out any necessary formalities, in particular to allocate or reallocate the shares acquired for the various formalities, and, in general, to do all that is necessary,

•	notes that the Board of Directors must inform the ordinary Shareholders’ Meeting, in accordance with the law, of transactions carried out under this authorization,

•	terminates, with immediate effect, the unused portion of the authorization granted by the General Meeting of May 12, 2022 in its fifteenth resolution to purchase shares of the Company.

Extraordinary resolutions:

Nineteenth Resolution – Delegation to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L.22-10-62 of the French Commercial Code

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ report:

•

authorizes the Board of Directors, in accordance with Article L. 22-10-62 of the French Commercial Code, for a period of eighteen (18) months from the date of this meeting, to cancel, on one or more occasions, within the maximum limit of 10% of the amount of the share capital per period of twenty-four (24) months, all or part of the shares acquired by the Company under the share repurchase program authorized by the 18th resolution submitted to this General Meeting or under share repurchase programs authorized previously or subsequently, and to reduce the share capital accordingly, in the proportions and at the times it deems appropriate, it being specified that this limit applies to the amount of the share capital on the date of the reduction,

•

decides that any excess of the purchase price of the shares over their nominal value shall be charged to the share, merger or contribution premiums or to any available reserve premium, including the legal reserve, subject to this not falling below 10% of the Company’s share capital after completion of the capital reduction,

•

to proceed with the capital reduction resulting from the cancellation of ordinary shares, to determine the final amount of the capital reduction, to set the terms and conditions thereof and to record the completion thereof and to carry out all acts, formalities or declarations with a view to making final the capital reductions that could be carried out under this authorization and for the purpose of amending the Company’s bylaws accordingly.

•	terminates, with immediate effect, the unused portion of the authority granted by the General Meeting of May 12, 2022 in its sixteenth resolution to cancel shares of the Company.

Twentieth Resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with pre-emptive rights

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the French Commercial Code, in particular Articles L. 225-129, L. 225-129-2, L. 225-132 to L. 225-134, L. 228-91 and seq. and L. 22-10-49 of said Code:

1)

delegates authority to the Board of Directors, which may further delegate such authority in accordance with the law, to issue, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market either in euros or in foreign currencies or in any other accounting unit set with reference to a basket of currencies, with or without premium, free of charge or for a price:

•	ordinary shares, and/or

•	securities which are equities giving access to equity securities or debt securities, and/or

•

securities, including debt securities, giving access to ordinary shares to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give rights to ordinary shares of any and all companies that directly or indirectly own over half of its capital or of which the company directly or indirectly owns over half of the capital;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this authorization at twenty-six months from the date of this General Meeting;

3)	decides to fix the limits to the amounts of authorized issues if the Board of Directors should use this delegation of competence:

•

the maximum nominal amount of the immediate or future capital increase resulting from all of the issues carried out under this delegation may not exceed 9,420,000 euros or the equivalent in a foreign currency, or in any other monetary unit established by reference to several currencies; this ceiling is independent from all the ceilings authorized in the other resolutions of this Meeting;

•

to this maximum amount will be added, as necessary, the par value of the capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law, and where applicable, the contractual stipulations providing for other adjustments.;

•

the securities giving access to ordinary shares to be issued immediately or in the future by the Company may consist in particular of debt securities or warrants, or be associated with the issue of such securities, or allow their issue as intermediate securities;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the share capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 200,000,000 euros or the equivalent of this amount in the event of an issue in another currency;

•

this amount will be increased, if applicable, by any redemption premium above par and is independent of the amount of debt securities whose issuance could result from the use of other resolutions submitted to this Meeting and of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	if the Board of Directors needs to use this delegation of competence it:

•

decides that the issue(s) of ordinary shares or securities giving access to the capital shall be preferentially reserved to shareholders, who may subscribe them on an irrevocable basis, in proportion to the number of shares they own,

•

decides that the Board of Directors may institute a right for shareholders to subscribe for ordinary shares and securities issued pursuant to this resolution on a reducible basis, which shall be exercised in proportion to the subscription rights they hold within the limit of their requests,

•

acknowledges, as necessary, that this authorization automatically entails the express waiver by shareholders of their pre-emptive right to subscribe for the shares to which the securities issued under this authorization will entitle their holders,

•

decides, in accordance with article L.225-134 of the French Commercial Code, that if subscriptions, on an irreducible basis, and if applicable, on a reducible basis, have not absorbed the entire issue decided by virtue of the present delegation, the Board of Directors may use, under the conditions provided for by law and in the order it shall determine, the following options:

•

to limit the amount of the issue to the amount of subscriptions, it being specified that in the case of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities,

•	offer to the public all or part of the unsubscribed securities,

•

decides that the issue of Company’s warrants may be made by subscription offer, but also by allocation to the owners of the existing shares, it being specified that the Board of Directors may decide that the rights of allotment forming odd lots shall not be negotiable and the corresponding securities will be sold in accordance with the applicable legal and regulatory provisions;

6)

decides that the Board of Directors may not, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period,

7)	decides that the Board of Directors will have full powers, with option of sub-delegation under the conditions provided for by law, to implement this resolution, and therefore to:

•

to decide to issue shares and/or securities and to determine their characteristics, in particular the amount of the issue, the issuance price and the amount of the premium that may be requested on issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of stock warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, on terms and conditions to be determined by it, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their interest in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, where applicable, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the payment date the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits; to set the terms and conditions under which the Company will have the option, where applicable, to purchase or exchange on the stock market, at any time or during specified periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•	if applicable, provide the possibility to suspend the exercise of rights attached to the securities issued, for up to three months, in accordance with legal and regulatory provisions

•	impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to fund the legal reserve;

•	determine and make all adjustments to take into account the impact of transactions on the Company’s capital or shareholders’ equity;

•	record each share capital increase and make the corresponding amendments to the by-laws;

•

generally, enter into any agreements, take all measures and complete any formalities required for the issue and for the financial administration of the securities issued pursuant to this delegation and for the exercise of any attached rights and, more generally, perform all tasks required in this regard;

8)	notes that the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

9)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if applicable, of the delegation of authority granted by the General Meeting of May 19, 2021 in its twenty-fourth resolution.

Twenty-first Resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without pre-emptive rights, by means of a public offer (excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the French Commercial Code, in particular Articles L. 225-129-2 and seq., L. 22-10-49, L. 22-10-51, L.22-10-52, L. 22-10-54 and L.228-91 and seq. of said Code:

1)

delegates to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, the power to issue, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market by means of a public (excluding the offers set out in section 1 of Article L.411-2 of the French Monetary and Financial Code), in euros, in foreign currencies or in any other unit determined by reference to a basket of currencies, with or without premium, free of charge or for a price:

•	ordinary shares and/or

•	securities which are equities giving access to equity securities or debt securities, and/or

•

securities, including debt securities, giving access to ordinary shares to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give rights to ordinary shares of any and all companies that directly or indirectly own over half of its capital or of which the company directly or indirectly owns over half of the capital;

the subscription for which may be settled either in cash or by offsetting receivables;

these securities may be issued for the purpose of paying for securities contributed to the Company in a public exchange offer, pursuant to the conditions of Article L. 22-10-54 of the French Commercial Code;

public offerings made pursuant to this resolution, which may be combined, in the context of the same issue or of several issues made simultaneously, with public offerings referred to in 1° of Article L. 411-2 of the French Monetary and Financial Code;

2)	sets the term of validity of this authorization at twenty-six months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•	the total par value of the ordinary shares that may be issued subject to this authorization may not exceed 9,420,000 euros or the equivalent in a foreign currency, or in any other monetary unit established by reference to several currencies, it being specified that this maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirtieth resolution of this Meeting;

•

to this maximum amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the share capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 200,000,000 euros or the equivalent in a foreign currency, or in any other monetary unit established by reference to several currencies; it being specified that this amount will be deducted from the overall ceiling referred to in the thirtieth resolution;

•

this amount will be increased, if necessary, by any redemption premium above par and is independent of the amount of debt securities whose issuance could result from the use of other resolutions submitted to this Meeting and of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	in the event that the Board of Directors makes use of this delegation of authority:

•

decides to cancel shareholders’ pre-emptive rights to ordinary shares and securities giving access to capital and/or to debt securities covered by this resolution, and to delegate to the Board of Directors the option to grant, if necessary, under the conditions provided for in Article L. 22-10-51 of the French Commercial Code, for all or part of an issue, an irreducible and/or reducible priority subscription right in favor of the shareholders;

•

acknowledges, as necessary, that this authorization automatically entails the express waiver by shareholders of their pre-emptive right to subscribe for the shares to which the securities issued under this authorization will entitle their holders;

•

decides, in accordance with article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, if any, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the case of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed shares;

•	decides that the issuance price:

•

of the ordinary shares shall be at least equal to the minimum amount provided for by the laws and regulations in force at the time of the use of this delegation (as of the date hereof, the weighted average of the prices quoted for the share on the regulated market of Euronext Paris during the last three trading sessions prior to the beginning of the public offering, less a maximum discount of 10%), after correction, if necessary, of this amount to take into account the difference in dividend entitlement date,

•

of the securities shall be such that the amount received immediately by the Company, plus any amount that may be received subsequently by the Company, shall be at least equal to the amount referred to in the preceding paragraph for each ordinary share issued as a result of the issue of such securities;

6)

decides, in the event that securities are issued in consideration of securities tendered in a public exchange offer, pursuant to the conditions of Article L. 22-10-54 of the French Commercial Code, and within the limits set out above, to grant the Board of Directors the power required to draft the list of securities included in the exchange, and to set the issue conditions and terms, the share-for-share basis, and, if applicable, the amount of the equalization payment in cash;

7)

decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period;

8)	decides that the Board of Directors will have full powers, with option of sub-delegation under the conditions provided for by law, to implement this resolution, and therefore to:

•

to decide to issue shares and/or securities and to determine their characteristics, in particular the amount of the issue, the issuance price and the amount of the premium that may be requested on issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of stock warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, on terms and conditions to be determined by it, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their interest in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, where applicable, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment ; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits;

•

to set the terms and conditions under which the Company will have the right to purchase or exchange on the stock market, at any time or during specific periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•	if applicable, provide the possibility to suspend the exercise of rights attached to the securities issued, for up to three months, in accordance with legal and regulatory provisions;

•	to charge the costs of the capital increase against the amount of the premiums relating thereto and to deduct from this amount the sums necessary to fund the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s capital or shareholders’ equity;

•	record each share capital increase and make the corresponding amendments to the by-laws;

•

generally, enter into any agreements, take all measures and complete any formalities required for the issue and for the financial administration of the securities issued pursuant to this delegation and for the exercise of any attached rights and, more generally, perform all tasks required in this regard;

9)	notes that the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

10)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 19, 2021 in its twenty-fifth resolution.

Twenty-second Resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access, as the case may be, to equity securities or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and acting in accordance with Article L.225-129-2 and seq. of the French Commercial Code, L.22-10-49, L. 22-10-52 and L. 228-91 and seq. of said Code and Article L. 411-2 1° of the French Monetary and Financial Code:

1)

delegates to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, the power to issue, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, in euros, in foreign currencies or in any other unit determined by reference to a basket of currencies, with or without premium, free of charge or for a price:

•	ordinary shares, and/or

•	securities which are equity securities giving access to equity securities or debt securities, and/or

•

securities giving access to ordinary shares to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give rights to ordinary shares of any and all companies that directly or indirectly own over half of its capital or of which the company directly or indirectly owns over half of the capital;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this authorization at twenty-six months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the total par value of the ordinary shares that may be issued subject to this authorization may not exceed 9,420,000 euros or the equivalent in a foreign currency, or in any other monetary unit established by reference to several currencies, it being specified that in any case the nominal amount of the capital increases carried out pursuant to this resolution shall not exceed 20% of the share capital per year at the date of the capital increase and shall be deducted from the overall ceiling provided for in the thirtieth resolution of this Meeting;

•

to this maximum amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the share capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 200,000,000 euros or the equivalent in a foreign currency, or in any other monetary unit established by reference to several currencies; it being specified that this amount will be deducted from the overall ceiling referred to in the thirtieth resolution of this Meeting;

•

this amount will be increased, if applicable, by any redemption premium above par and is independent of the amount of debt securities whose issuance could result from the use of other resolutions submitted to this Meeting and of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	in the event that the Board of Directors makes use of this delegation of authority:

•	decides to cancel shareholders’ pre-emptive rights to ordinary shares and to securities giving access to capital and/or to debt securities covered by this resolution;

•

acknowledges, as necessary, that this authorization automatically entails the express waiver by shareholders of their pre-emptive right to subscribe for the shares to which the securities issued under this authorization will entitle their holders;

•

decides, in accordance with article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, if any, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the case of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed shares;

•	decides that the issuance price:

•

of the ordinary shares shall be at least equal to the minimum amount provided for by the laws and regulations in force at the time of the use of this delegation (as of the date hereof, the weighted average of the prices quoted for the share on the regulated market of Euronext Paris during the last three trading sessions prior to the beginning of the public offering, less a maximum discount of 10%), after correction, if necessary, of this amount to take into account the difference in dividend entitlement date;

•

of the securities shall be such that the amount received immediately by the Company, plus any amount that may be received subsequently by the Company, shall be at least equal to the amount referred to in the preceding paragraph for each ordinary share issued as a result of the issue of such securities;

6)

decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period;

7)	decides that the Board of Directors will have full powers, with option of sub-delegation under the conditions provided for by law, to implement this resolution, and therefore to:

•

to decide to issue shares and/or securities and to determine their characteristics, in particular the amount of the issue, the issuance price and the amount of the premium that may be requested on issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of stock warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, on terms and conditions to be determined by it, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their interest in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, where applicable, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment ; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits;

•

to set the terms and conditions under which the Company will have the right to purchase or exchange on the stock market, at any time or during specific periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•	if applicable, provide the possibility to suspend the exercise of rights attached to the securities issued, for up to three months, in accordance with legal and regulatory provisions;

•	to charge the costs of the capital increase against the amount of the premiums relating thereto and to deduct from this amount the sums necessary to fund the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s capital or shareholders’ equity;

•	record the completion of each capital increase and make the corresponding amendments to the bylaws;

•

generally, enter into any agreements, take all measures and complete any formalities required for the issue and for the financial administration of the securities issued pursuant to this delegation and for the exercise of any attached rights and, more generally, perform all tasks required in this regard;

8)	notes that the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

9)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 19, 2021 in its twenty-sixth resolution.

Twenty-third Resolution – Authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and acting in accordance with the provisions of the French Commercial Code, especially Article L. 22-10-52 paragraph 2 of said Code:

1)

authorizes the Board of Directors, when deciding to issue ordinary shares or securities giving access to the capital, pursuant to the twenty-first and twenty-second resolutions to deviate from the price-setting conditions set out in the above-mentioned resolutions, up to a maximum of 10% of the share capital per year, and to set the issue price of equity equivalents to be issued as follows:

the issue price of the ordinary shares that may be issued pursuant to this delegation of authority will be set by the Board of Directors and must be at least equal to:

•	either the last closing price of the Company’s share on the regulated market Euronext Paris prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%,

•

or the volume-weighted average price of the share of the Company on the regulated market of Euronext Paris over a period determined by the Board of Directors of between one to five consecutive trading days chosen from the last thirty trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%;

the issuance price of the securities to be issued pursuant to this resolution will at least be equal to an amount such that the amount received immediately by the Company, plus any amount likely to be received later by the Company, where applicable, i.e. for each ordinary share issued as a result of these securities being issued, is at least equal to the amount mentioned in the paragraph above;

2)

decides that the Board of Directors cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

Twenty-fourth Resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code, specifically Articles L. 225-129-2, L.22-10-49, L. 225-138 and L. 228-92:

1)

delegates to the Board of Directors, which may further delegate such authority in accordance with the law, its power to issue, on one or more occasions, in the proportions and at the times of its choosing, in France and abroad, either in euros or in other currencies, or in any monetary units established by reference to several currencies, with or without premium, free of charge or for a price, with pre-emptive subscription rights waived in favor of the categories of persons defined below:

•	ordinary shares, and/or

•	securities which are equity securities giving access to equity securities or debt securities, and/or

•

securities, including debt securities, giving access to ordinary shares to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give rights to ordinary shares of any and all companies that directly or indirectly own over half of its capital or of which the company directly or indirectly owns over half of the capital;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this authorization at eighteen months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum total par value of the immediate or future capital increase that may be subject to this delegation may not exceed 9,420,000 euros or the equivalent in a foreign currency, or in any other monetary unit established by reference to several currencies, it being specified that this maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirtieth resolution of this General Meeting;

•

to this maximum amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or of other companies:

•

the maximum nominal amount of debt securities that may be issued by pursuant to this authorization may not exceed 200,000,000 euros or the equivalent in a foreign currency, or in any other monetary unit established by reference to several currencies and will be deducted from the overall ceiling referred to in the thirtieth resolution of this Meeting;

•

this amount will be increased, if applicable, by any redemption premium above par and is independent of the amount of debt securities whose issuance could result from the use of other resolutions submitted to this Meeting and of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	in the event that the Board of Directors makes use of this delegation of authority:

•

decides, in accordance with the provisions of Article L. 225-138 of the French Commercial Code, that the issue price of ordinary shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer:

•	the last closing price of the Company’s shares on the regulated market Euronext Paris prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or

•

the volume-weighted average prices of the share of the Company on the regulated market of Euronext Paris over a period determined by the Board of Directors of between one to five consecutive trading days, chosen from the last thirty trading days prior to preceding the date on which the issue price is set, possible reduced by a maximum discount of 15%;

•

decides that (i) the issue price of the shares likely to result from the exercise of the securities giving access to the capital issued by virtue of this delegation, or from their conversion or exchange, may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the latter and applicable after the issue of the said securities (for example at the time of their exercise, conversion, redemption or exchange), in which case the maximum discount referred to above may be assessed, if the Board of Directors deems this appropriate (ii) the issue price of the securities giving access to the capital, if any, issued under this delegation shall be such that the amount received immediately by the Company, if any, plus the amount likely to be received by it on exercise or conversion of the said securities, shall be, for each share issued as a result of the issue of these securities, at least equal to the amount referred to in the preceding paragraph above;

•

decides to eliminate the preferential subscription rights by shareholders of ordinary shares and other securities giving access to the capital to be issued, reserved for the following categories of persons:

a)

natural person(s) or legal entity(ies), including companies, trusts, investment funds or other investment vehicle(s), regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector ; and/or

b)

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the pharmaceutical chemical sector or in the field of medical devices or technologies or research in these areas ; and/or

c)

French or foreign investment service provider(s), or any foreign establishment(s) with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (a) and/or (b) above or within the framework of the implementation of an equity or bond financing line and, in this context, to subscribe to the securities issued.

•

acknowledges, as necessary, that this authorization automatically entails the express waiver by shareholders of their pre-emptive right to subscribe for the shares to which the securities issued under this authorization will entitle their holders;

•

decides, in accordance with article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, if any, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options or some of them only:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the case of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities;

6)

decides that the Board of Directors cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period;

10)	decides that the Board of Directors will have full powers, with option of sub-delegation under the conditions provided for by law, to implement this delegation, and therefore :

•

to decide to issue shares and/or securities and to determine their characteristics, determine the amount to be issued, the issue price and the amount of the premium that can, if applicable, be demanded at issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of stock warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, on terms and conditions to be determined by it, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their interest in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, where applicable, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment ; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits;

•	if applicable, to suspend the exercise of rights attached to the securities issued, for up to three months in accordance with legal and regulatory provisions;

•	at its sole discretion, to charge the costs of the capital increase against the amount of the related premiums and deduct the necessary sums from this amount to fund the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s capital or shareholders’ equity;

•	to record each share capital increase and make the corresponding amendments to the by-laws;

•

generally, to enter into any agreements, take all measures and complete any formalities required for the issue and for the financial administration of the securities issued pursuant to this delegation and for the exercise of any attached rights and, more generally, perform all tasks required in this regard;

11)	notes that the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

12)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its eighteenth resolution.

Twenty-fifth Resolution – Delegation of powers to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code and in particular Articles L. 225-129-2, L. 22-10-49, L. 225-138 and L. 225-92:

1)

delegates to the Board of Directors its power to issue, with the possibility of sub-delegation under the conditions provided for by law, on one or more occasions, in the proportions and at the times of its choosing, in France and abroad, in euros or in a foreign currency, or in any other monetary unit established by reference to several currencies, with pre-emptive subscription rights waived, ordinary shares in the form of American Depositary Shares or American Depositary Receipts of the Company;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this delegation at eighteen months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum total par value of the immediate or future capital increases that may be made subject to this delegation may not exceed 9,420,000 euros or the equivalent in a foreign currency, or in any other monetary unit established by reference to several currencies, it being specified this maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirtieth resolution of this General Meeting;

•

to this maximum amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation;

4)	in the event that the Board of Directors makes use of this delegation of authority:

•

decides, in accordance with the provisions of Article L. 225-138 II of the French Commercial Code, that the issuance price of ordinary shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors, with option of sub-delegation under the conditions provided for by law, and shall be at least equal to (at the option of the Board of Directors):

•	either the last closing price of the Company’s shares on the regulated market Euronext Paris prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or

•

the volume-weighted average price of the share of the Company on the regulated market of Euronext Paris over a period determined by the Board of Directors of between one to five consecutive trading sessions chosen from the last thirty trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%;

•

decides to eliminate the preferential subscription rights by shareholders of shares to be issued pursuant to this resolution and to reserve the shares to be issued pursuant to this resolution for the following category of beneficiary(ies):

any credit institution, any investment service provider, French or foreign, or any foreign institution with an equivalent status, intervening within the framework of an ATM Program set up by the Company (or any equity financing program of the same nature which would replace it) and providing, within this framework, for the subscription of securities issued by the Company;

•

decides, in accordance with article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, if any, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options or some of them only:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the case of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities;

5)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a draft public offer for the Company’s shares until the end of the offer period;

6)	decides that the Board of Directors will have full powers, with option of sub-delegation under the conditions provided for by law, to implement this resolution, and therefore to:

•

to determine the characteristics, amount and terms of any issuance and to set their subscription price, with or without premium, the terms of payment as well as to determine the date, which may be retroactive, from which rights will be attached to the new shares;

•

to set the terms and conditions under which the Company will have the right to purchase or exchange on the stock market, at any time or during specific periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•

provide for the possibility of suspending the exercise of rights attached to shares or securities giving access to the capital for a maximum period of three months in accordance with legal and regulatory provisions;

•	at its sole discretion, charge the costs of the capital increases against the amount of the premiums relating thereto and deduct from this amount the sums necessary to fund the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s capital or shareholders’ equity;

•	record each share capital increase and make the corresponding amendments to the by-laws;

•

in general, enter into any agreement, in particular in order ensure the successful completion of the issue, take any measures and carry out any formalities required for the issue, listing and financial servicing of the securities issued under this delegation of authority and for the exercise of the rights attached thereto;

7)

acknowledges that the Board of Directors will report to the next Ordinary General Meeting, in accordance with the law and regulations, on the use of the present delegation granted under this resolution;

8)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its twenty-first resolution.

Twenty-sixth Resolution– Delegation of powers to be granted to the Board of Directors, in the case of a capital increase with existing shareholders’ preferential subscription rights maintained or waived, to increase the number of shares to be issued in the event of excess demand for subscriptions

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code and in particular Article L. 225-135-1:

1)

delegates to the Board of Directors, with option of sub-delegation under the conditions provided for by law, its authority to decide, for each of the issues of ordinary shares or securities giving access to the share capital decided pursuant to the twentieth, twenty-first, twenty-second, twenty-fourth and twenty-fifth resolutions, to increase the number of shares or securities to be issued, in accordance with the conditions set out in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (i.e., to date, within thirty days of the closing of the subscription, at the same price as that used for the initial issue and up to a limit of 15% of the issue price) and within the limit of the ceiling(s) provided for in the resolution pursuant to which the issue is decided, in particular with a view to granting an over-allotment option in accordance with market practices;

2)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a draft public offer for the Company’s shares until the end of the offer period;

3)

sets the term of validity of this delegation of authority at twenty-six months from the date of this General Meeting (except for the 24th and 25th resolutions, for which this delegation is valid for an 18-month period);

4)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 19, 2021 in its twenty-nineteenth resolution.

Twenty-seventh Resolution – Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to the capital, up to the limit of 10% of the capital, in consideration for contributions in kind of equity securities or securities giving access to the capital

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code and in particular Articles L. 225-147, L. 22-10-49, L. 22-10-53 and L. 228-91 and seq. of said Code:

1)

delegates to the Board of Directors its power to proceed, on the basis of the auditors’ report mentioned in paragraph 1 and 2 of Article L. 225-147 of the French Commercial Code, with the issue of ordinary shares or securities giving access to ordinary shares, up to 10% of the share capital, in view of the remuneration of contributions in kind permitted to the company and comprising equity securities or securities giving access to the capital if the provisions of Article L. 22-10-54 of the French Commercial Code do not apply;

2)	sets the term of validity of this delegation of authority at twenty-six months, with effect from the date of this Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of the immediate or future capital increase resulting from all of the issues carried out under this delegation may not exceed 942,000 euros or the equivalent in a foreign currency, or in any other monetary unit established by reference to several currencies, it being specified that this amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirtieth resolution of this General Meeting;

•

to this maximum amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities of the Company that may be issued pursuant to this delegation may not exceed 200,000,000 euros or the equivalent in a foreign currency, or in any monetary unit established by reference to several currencies; it being specified this maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirtieth resolution of this Meeting;

•

this amount will be increased, if necessary, by any redemption premium above par and is independent of the amount of debt securities whose issuance could result from the use of other resolutions submitted to this Meeting and of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)

decides to eliminate the preferential subscription rights by shareholders of ordinary shares and other securities covered by this resolution in favor of the holders of the securities or securities covered by the contributions in kind;

6)

decides that the Board of Directors may not, without the prior authorization of the Shareholders’ Meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period;

7)	decides that the Board of Directors will have full powers, with option of sub-delegation under the conditions provided for by law, to implement this resolution, and therefore to:

•

to decide, on the basis of the report of the auditor(s) referred to in the first and second paragraphs of Article L. 225-147 of the French Commercial Code, the approval of the evaluation of contributions and the granting of any special benefits;

•	decide to issue shares and/or securities giving immediate or future access to the Company’s share capital in consideration for the contributions;

•

determine the list of equity securities and securities giving access to the capital contributed, approve the valuation of the contributions, set the terms of issue of the shares and/or securities remunerating the contributions, as well as the amount of the balancing cash payment, if any, approve the granting of special benefits, and reduce, if the contributors agree, the valuation of the contributions or the remuneration of the special benefits;

•

to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities remunerating the contributions and to modify, during the life of these securities, the said terms and characteristics in compliance with the applicable formalities and to set the terms according to which the rights of the holders of securities giving access to the share capital will be preserved, where applicable; to decide, in addition, in the event of the issue of debt securities, whether or not they will be subordinated (and, where applicable, their rank of subordination);

•

to charge, if applicable, all expenses and rights stemming from the capital increase against the contribution premium, to deduct from the contribution premium the necessary sums to fund the legal reserve;

•

to set the terms and conditions under which the Company may, if necessary, purchase or exchange securities on the stock market at any time or during specific periods, with a view to cancelling them or not, in accordance with the law;

•	provide for the possibility of suspending the exercise of rights attached to shares or securities giving access to the capital in accordance with legal and regulatory provisions;

•

to determine and make all adjustments to take account of the impact of transactions affecting the Company’s capital or shareholders’ equity, in particular in the event of a change in the par value of the share, a capital increase by incorporation of reserves, profits or premiums, a bonus share issue, a stock split or reverse stock split, the distribution of dividends, reserves or premiums or any other assets amortization of capital, or any other transaction affecting the capital or shareholders’ equity (including in the event of a public offering and/or a change of control), and to set any other terms and conditions to ensure the preservation of the rights of holders of securities giving access to the capital or other rights giving access to the capital (including by way of adjustment in cash);

•	record the completion of each capital increase and make the corresponding amendments to the bylaws;

•

generally, enter into any agreements, take all measures and complete any formalities required for the issue and for the financial administration of the securities issued pursuant to this delegation and for the exercise of any attached rights and, more generally, perform all tasks required in this regard;

8)

notes that, in the event that the Board of Directors were to use the delegation granted to it in this resolution, the report of the contribution auditor, if one is drawn up in accordance with Articles L. 225 -147 and L. 22-10-53 of the French Commercial Code, will be brought to its attention at the next General Meeting;

9)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its twentieth resolution.

Twenty-eighth Resolution – Delegation of powers to be granted to the Board of Directors for the purpose of deciding on any operation of merger-absorption, demerger, or partial contribution of assets

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and in accordance with the provisions of Articles L. 236-9 II, L. 236-16 and L. 236-22 of the French Commercial Code:

1)

delegates to the Board of Directors all powers to decide, at the times it deems appropriate, on one or more mergers, absorptions, demergers or partial contributions of assets carried out in accordance with the provisions of Articles L. 236-1 and seq. of the French Commercial Code;

2)

decides that the Board of Directors shall have full powers to implement, in accordance with the conditions set by law and the bylaws, this delegation of authority to determine all the terms and conditions of any transaction that may be decided pursuant to this delegation, it being specified that if this transaction requires a capital increase by the Company, such increase must be carried out within the limits set forth in the twenty-ninth resolution below;

3)

notes that, in accordance with article L. 236-9, II paragraph 4, one or more shareholders of the company representing at least 5% of the share capital may apply to the courts, within 20 days of the last publication in accordance with article R. 236-2 of the French Commercial Code or, as the case may be, the last publication provided for in article R. 236-2-1 of the same code, for the appointment of a legal representative for the purpose of convening the General Meeting of the company to vote on the approval of the merger, demerger, split-off or other transaction. 236-2-1 of the same code, the appointment of a court-appointed agent to convene the company’s general meeting to vote on the approval of the merger, demerger or partial contribution of assets subject to the regime for demergers, or of their sole draft;

4)	sets the term of validity of this delegation of authority at twenty-six months, with effect from the date of this General Meeting;

5)

decides that the Board of Directors may not, without the prior authorization of the Shareholders’ Meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period;

6)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 19, 2021 in its thirtieth resolution.

Twenty-ninth Resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-eighth resolution

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the report of the Statutory Auditors, subject to the adoption of the thirty-first resolution above, and in accordance with the French Commercial Code and in particular the provisions of Articles L. 225-129 to L. 225-129-3, L. 225-129-5, L. 22-10-49 and L. 228-91 and seq. of said Code:

1)

delegates to the Board of Directors its power to decide on the issue, on one or more occasions and at the times it deems appropriate, on the French and/or international market, either in euros, or in a foreign currency or any other unit of account established by reference to a set of currencies:

•	ordinary shares,

•	and/or ordinary shares giving right to the allocation of other ordinary shares to be issued or debt securities, and/or securities giving access to common shares to be issued;

in consideration for contributions in kind granted to the Company in connection with any merger, demerger or partial asset contribution decided by the Board of Directors pursuant to the delegation granted under the twenty-eighth resolution above, said shares confer the same rights as existing shares, subject to their dividend entitlement date;

2)	sets the period of validity of this delegation of authority at twenty-six months, with effect from the date of this Meeting;

3)

resolves, as necessary, to cancel, in favor of the shareholders of the absorbed or transferring company, the shareholders’ preferential subscription right to these ordinary shares and securities to be issued;

4)

acknowledges, as necessary, that this authorization automatically entails the express waiver by shareholders of their pre-emptive right to subscribe for the shares to which the securities issued under this authorization will entitle their holders;

5)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the total nominal amount of the ordinary shares that may be issued pursuant to this delegation may not exceed 10% of the share capital on the date of the decision to increase the share capital by the Board of Directors, it being specified that this maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirtieth resolution of this General Meeting,

•

to this ceiling shall be added, where applicable, the amount of additional shares to be issued to preserve, in accordance with legal or regulatory provisions and, where applicable, applicable contractual stipulations, the rights of holders of securities and other rights giving access to the share capital;

6)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or of other companies:

•

the maximum nominal amount of issues of debt securities giving access to the capital and debt securities that may be issued pursuant to this delegation may not exceed 200,000,000 euros (or the equivalent value of this amount in the event of an issue in another currency), it being specified that this amount will be deducted from the overall ceiling referred to in the thirtieth resolution,

•

this amount will be increased, if applicable, by any redemption premium above par and is independent of the amount of debt securities whose issuance could result from the use of other resolutions submitted to this Meeting and of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L. 228-36-A, L. 228-40, L. 228-92 paragraph 3, L. 228-93 paragraph 6 and L. 228-94 paragraph 3 of the French Commercial Code;

7)

decides that the Board of Directors cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period;

8)

acknowledges that the Board will have full powers to decide and record the completion of the capital increase in consideration for the transaction, to charge all costs and duties incurred in connection with the capital increase against the premium, if any, and to deduct them from the premium, if it deems appropriate, the sums required to fund the legal reserve, to make the corresponding amendments to the bylaws, to take any decision with a view to admitting the shares and securities thus issued to trading on Euronext, and, more generally, to do whatever is necessary;

9)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 19, 2021 in its thirty-first resolution.

Thirtieth Resolution – Overall limit on the maximum authorized amounts set under the resolutions twenty-first, twenty-second, twenty-fourth, twenty-fifth, twenty-sixth, twenty-seventh and twenty-ninth resolutions

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, decides to set:

1)

at 9,420,000 euros , the total nominal amount of the capital increases that may be carried out pursuant to the twenty-first, twenty-second, twenty-fourth, twenty-fifth, twenty-sixth, twenty-seventh and twenty-ninth resolutions submitted to this Meeting, it being specified that to this limit shall be added, if applicable, the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other adjustments, the rights of the holders of rights or transferable securities giving access to the Company’s capital;

2)

at 200,000,000 euros, or the equivalent of this amount in the event of an issue in another currency, the maximum nominal amount of debt securities that may be issued pursuant to the aforementioned resolutions.

Thirty-first Resolution – Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and pursuant to the provisions of Articles L. 225-129-2, L. 225-130 and L. 22-10-50 of the French Commercial Code:

1)

delegates its competence to the Board of Directors to decide to increase the share capital on one or more occasions, in the periods and according to the methods it may determine, by means of the incorporation into capital of reserves, profits, premiums or other amounts admitted for capitalization, by the issue and free share allocation or by raising the face value of existing ordinary shares or combining these two methods;

2)

decides that, in the event that this delegation is used by the Board of Directors, in accordance with the provisions of Article L. 22-10-50 of the French Commercial Code, if the capital increase takes the form of a free allocation of shares, the rights attached to fractional shares may not be traded or assigned and that the corresponding equity securities will be sold; the proceeds of the sale will be allocated to the holders of the rights within the period prescribed by the regulations;

3)	sets the term of validity of this authorization at twenty-six months from the date of this General Meeting;

4)

decides that the amount of the capital increase carried out under this resolution must not exceed the nominal amount of 4 710 000 euros, excluding the amount necessary to preserve, in accordance with the law, the rights of holders of securities giving access to shares;

5)	this maximum amount is independent of all maximum amounts set by the other resolutions of this Meeting;

6)

decides that the Board of Directors cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period;

7)

confers upon the Board of Directors all powers necessary to implement this resolution and, generally, to take all steps and fulfil all formalities required for the successful completion of each share capital increase, to record the execution thereof and to amend the by-laws accordingly;

8)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its seventeenth resolution.

Thirty-second Resolution – Delegation of powers to be granted to the Board of Directors to increase the share capital by the issue of ordinary shares and/or securities giving access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L. 3332-18 and seq. of the French Labor Code

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, voting pursuant to Articles L. 22-10-49, L. 225-129-6, L. 225-138-1 and L. 228-92 of the French Commercial Code and L. 3332-18 and seq. of the French Labor Code:

1)

delegates its power to the Board of Directors to enact, at its own discretion, a capital increase on one or more occasions through the issue of ordinary shares or securities giving access to the equity securities to be issued by the Company, reserved for members of one or more group or company employee savings plans established by the Company and/or affiliated French or international companies under the conditions of Article L. 225-180 of the French Commercial Code and of Article L. 3344-1 of the French Labor Code;

2)	withdraws, in favor of these individuals, any pre-emptive subscription rights to shares issued pursuant to this delegation;

3)	sets the validity of this delegation at twenty-six months from the date of this General Meeting;

4)

limits the maximum par value of the increases that may be enacted under this delegation at 2% of the share capital at the date of this General Meeting to carry out this increase, with the understanding that this amount is separate to any other maximum amounts set by other authorizations relating to capital increases, it being specified that to this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation;

5)

decides that the price of any shares to be issued under point 1/ of this delegation may not be more than 30% (or 40% lower if the vesting period stipulated by the scheme pursuant Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years) below the average opening price of the shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average;

6)

decides, pursuant to the provisions of Article L.3332-21 of the French Labor Code, that the Board of Directors may allocate to the beneficiaries defined in the first paragraph above, free shares already issued or to be issued, or other securities giving access to the Company’s capital that have already been issued or are to be issued in respect of (i) any employer contribution that may be paid pursuant to the regulations governing group or company savings plans and/or (ii) if applicable, any discount;

7)

resolves that the Board of Directors shall have full powers, with the option of sub-delegation under the conditions laid down by law, to implement the present delegation, to take all measures to determine the various terms of the transaction and to carry out all necessary formalities;

8)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its twenty-fourth resolution.

Thirty-third Resolution – Delegation of powers to be granted to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with pre-emptive subscription rights waived in favor of a category of persons

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of Articles L. 225-129-2, L. 22-10-49, L. 225-138 and L. 228-91 and seq. of the French Commercial Code:

1)

delegates its competence to the Board of Directors to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, with the issue of new stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights reserved for the categories of persons defined below;

2)	sets the term of validity of this delegation at eighteen months from the date of this General Meeting;

3)

decides that the total nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the share capital on the date of the allocation decision. To this maximum amount will be added, as necessary, the nominal amount of the capital increase necessary to preserve the rights of the holders of BSA, BSAANE and/or BSAAR, pursuant to the law, and where applicable, the contractual stipulations providing for other forms of preservation. This maximum amount is separate from all maximum amounts set by the other resolutions of this General Meeting;

4)

decides that the subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of DBV Technologies shares for the 20 trading days preceding the decision to issue the warrants;

5)

decides to eliminate the preferential subscription rights of shareholders to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the company and persons associated with the company and the French or foreign companies related to the company, via a service agreement or as a consultant, in accordance with Article L.225-180 of the French Commercial Code;

6)	stipulates that this delegation means that the shareholders waive their pre-emptive rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs;

7)	decides that if subscriptions have not absorbed the entire BSA, BSAANE and/or BSAAR issue, the Board of Directors may exercise the following options:

•	limit the amount of the issue to the amount of subscriptions,

•	freely allocate all or part of the non-subscribed BSAs, BSAANEs and/or BSAARs to persons covered by the categories defined above;

8)	decides that the Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•

set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, it being specified that the issue price of the warrants will be established according to market conditions and on the basis of expert opinion, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and more generally, all terms and conditions with respect to the issue;

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and to amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and more generally, perform all tasks required in similar matters.

9)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its twenty-third resolution.

Thirty-fourth Resolution – Authorization to be granted to the Board of Directors to allocate for free shares to members of staff and/or certain corporate officers of the company

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report:

1)

authorizes the Board of Directors, on one or more occasions, in accordance with Articles L. 22-10-49, L. 225-197-1 and seq., L22-10-59 and L. 22-10-60 of the French Commercial Code, to allocate existing or future ordinary shares in the Company, reserved for:

•	members of staff of the company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code,

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code;

2)	sets the term of validity of this authorization at eighteen months from the date of this General Meeting;

3)

decides that the total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period;

4)	decides that the allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year;

5)

decides that the Board of Directors shall determine, in accordance with the law, at the time of each grant decision, the period during which beneficiaries are required to hold the Company’s shares, which period shall run from the date of final allocation of the shares, it being specified that this holding period may not be less than one year. However, in the event that the vesting period is two years or more, the holding period may be waived by the Board of Directors;

6)

decides, by way of exception, that final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code, or similar case abroad;

7)

notes and resolves, in the event of the free allotment of shares to be issued, that this authorization entails the waiver by the shareholders, in favor of the beneficiaries of the allotments of ordinary shares to be issued, of their pre-emptive right to subscribe to the ordinary shares to be issued as and when the shares are definitively allotted, and will entail, where applicable, at the end of the vesting period, a capital increase by incorporation of reserves, profits or premiums in favor of the beneficiaries of the said shares allocated free of charge, and a corresponding waiver by the shareholders in favor of the beneficiaries of the shares allocated free of charge of the part of the reserves, profits and premiums thus incorporated;

8)	delegates all powers to the Board of Directors, with the option of sub-delegation, to:

•	set the terms and, if applicable, the award criteria and performance criteria for the shares;

•	determine the identity of the beneficiaries and the number of shares allocated to each;

•	if applicable:

•	record the existence of sufficient reserves and, upon each allocation of shares, transfer to a reserve account the sums required to pay up the new shares to be granted;

•	at the appropriate time, determine the capital increases by means of incorporation of reserves, premiums or profits relating to the issue of new free shares granted;

•	conduct the necessary share acquisitions within the framework of the share buyback program and allocate them via the allocation plan;

•

determine the impact on beneficiaries’ rights of transactions affecting the share capital or likely to affect the value of shares allocated and enacted during the vesting period and as a result, to modify or adjust, if necessary, the number of shares granted to preserve the beneficiaries’ rights;

•	determine, within the limits set by this resolution, the duration of the acquisition period;

•

decide whether or not to establish a holding obligation at the end of the vesting period and, if applicable, determine its duration and take all necessary measures to ensure that the beneficiaries comply with it;

•	and generally, in connection with the legislation in effect, perform all duties that the implementation of this authorization may require;

9)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its twenty-fifth resolution.

Thirty-fifth Resolution – Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report:

1)

authorizes the Board of Directors, under the provisions of Articles L. 22-10-49, L. 225-177 to L. 225-185 and L. 22-10-56 to L. 22-10-58 of the French Commercial Code, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the company to be issued in respect of a capital increase or to the purchase of existing shares in the company as a result of buybacks carried out under the terms set by law;

2)	sets the term of validity of this authorization at eighteen months from the date of this General Meeting;

3)	decides that the beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code,

•	secondly, corporate officers who meet the conditions set out in Article L. 225-185 of the French Commercial Code;

4)

decides that the total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or to purchase more than 7.5% of the share capital on the date of the allocation decision. To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation;

5)

decides that the subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision;

6)	decides that no options may be granted during the blackout periods set out in the regulations;

7)

notes that this authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their pre-emptive rights to subscribe to the shares that will be issued as and when the options are exercised;

8)	delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority and performance conditions that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-145 and R. 22-10-37 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary;

•

at its own discretion and if it sees fit, impute the cost of increases in share capital to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

9)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 12, 2022 in its twenty-sixth resolution.

Thirty-sixth Resolution – Amendment of Article 11 of the by-laws

Acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, the General Meeting decides to amend the Article 11 of the by-laws of the Company by inserting the following paragraphs after the second paragraph:

“The Board of Directors may also, at the discretion of its Chairman, make the following decisions by written consultation:

•	cooptation following (i) a death, (ii) a resignation, (iii) when the number of directors has fallen below the statutory minimum, or (iv) when the gender balance is no longer respected;

•	authorization of sureties, endorsements and guarantees given by the Company;

•	transfer of the registered office in the same department;

•	amendment of the articles of association to bring them into line with the conditions laid down by law;

•	convening of the General Meeting.

In the event of a written consultation, the Chairman sends to each director, alternatively (i) by registered letter with acknowledgement of receipt, (ii) by e-mail with acknowledgement of receipt, the text of the proposed decisions as well as all documents useful for his information.

The directors have a period of five calendar days (ending at 11:59 p.m., Paris time, on the last day of this period) from the date of dispatch of the draft decisions to express their vote in writing. The reply is sent alternatively (i) by registered letter with acknowledgement of receipt, (ii) by e-mail with acknowledgement of receipt, to the attention of the Chairman of the Board of Directors, at the Company’s registered office, if any.

The Board of Directors may only validly deliberate on a written consultation if at least half of its members have replied within the time limit indicated above.

Decisions are taken by a majority of the votes of the members who have replied, each member having one vote.”

Thirty-seventh Resolution – Amendment of Article 20 of the by-laws

Acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, the General Meeting decides to amend the Article 20 of the by-laws of the Company as follows:

“Article 20 – Participation of Shareholders in Meetings

Any shareholder may participate, personally or by proxy, in the meetings upon proof of identity and ownership of his or her shares, in accordance with the procedures provided for by the laws and regulations in force.”

Thirty-eighth Resolution – Amendment of Article 21 of the by-laws

Acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, the General Meeting decides to amend the Article 21 of the by-laws of the Company as follows:

“Article 21 – Postal and proxy voting

Postal voting is carried out in accordance with the terms and conditions laid down by the legal and regulatory provisions. In particular, any shareholder may send postal voting forms either in paper form or, if the Board of Directors decides to do so and publishes the decision in the notice of meeting, by electronic means, before the meetings. Proxy forms may be sent either in paper form or by electronic means before the meetings.

If the Board of Directors decides at the time of convening the meeting to allow the transmission of voting or proxy forms by electronic means, the electronic signature of these forms may result from a reliable process for identifying the shareholder, guaranteeing its link with the remote form to which its signature is attached. The vote thus expressed before the meeting by this electronic means, as well as the acknowledgement of receipt given, will be considered as non- revocable writings and opposable to all. The proxy is however revocable in the same way as those required for the appointment of the proxy. In the event of a transfer of ownership of securities occurring before midnight (Paris time) on the second business day preceding the meeting, the Company will invalidate or modify accordingly, as the case may be, the proxy or the vote cast before the meeting by this electronic means”.

Thirty-ninth Resolution – Amendment of Article 18 of the by-laws

Acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, the General Meeting decides to amend the Article 18 of the by-laws of the Company as follows:

the seventh paragraph is now worded as follows: “The holders of registered shares must be convened under the conditions provided for by the regulations in force”;

the ninth paragraph is now worded as follows, in order to harmonize it with the amendment to Article 21 adopted by this Meeting in its thirty-eighth resolution: “The notice of meeting may be sent, where applicable, with a proxy form and a postal voting form, under the conditions specified in Article 21 of these Articles of Association, or with a postal voting form only, under the conditions specified in Article 21 of these Articles of Association”.

Fortieth Resolution – Amendment of Article 23 of the by-laws

Acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, the General Meeting decides to delete the first, third and fourth paragraphs of Article 23 of the Company’s bylaws, which now reads as follows:

“Article 23 – Voting rights attached to shares

The voting right attached to the shares is proportional to the percentage of the total share capital that they represent. Each equity share or dividend share will grant entitlement to one vote. Fully paid-up shares for which proof can be provided that they have been registered in the name of the same shareholder for at least two years do not benefit from double voting rights.”

Ordinary resolution:

Forty-first Resolution – Powers to complete formalities

The General Meeting grants all powers to the bearer of an original, a copy or an excerpt of these minutes to carry out all mandatory formalities with respect to registration and publication.

Annex B

COMPENSATION POLICY FOR CORPORATE OFFICERS

(SAY ON PAY EX ANTE)

(resolutions 14 to 17 presented to the Combined General Shareholders’ Meeting of April 12, 2023)

Based on the recommendations of the Compensation Committee and considering the recommendations of the Middlenext Code, the Board of Directors (the “Board”) has established a compensation policy for the following corporate officers of DBV Technologies (the “Company”): Chairman of the Board, Board members, Chief Executive Officer and Deputy Chief Executive Officers (if any).

This compensation policy is in line with the Company’s corporate interest, contributes to its sustainability and is in line with its business strategy as described in Chapter 1 of the 2022 Universal Registration Document.

No compensation component, of any nature whatsoever, may be determined, allocated or paid by the Company, nor any commitment made by the Company if it is not in accordance with the approved compensation policy or, in its absence, with the compensation or practices existing within the Company.

The determination, review and implementation of the compensation policy for each of the corporate officers is carried out by the Board on the recommendation of the Compensation Committee. When the Board decides on a compensation component or a commitment in favor of the Chairman of the Board or the Chief Executive Officer, the interested party may not take part in the deliberations or vote on the component or commitment concerned.

As part of the decision-making process followed for the determination and review of the compensation policy, the conditions of compensation and employment of the Company’s employees were taken into account by the Compensation Committee and the Board.

In proposing the structure of this compensation, the Compensation Committee also relies on studies indicating market practices for comparable companies. These studies are based on a sample of companies with common characteristics in terms of size, workforce, market capitalization, clinical stage or geographic footprint.

The Compensation Committee ensures that none of the components of remuneration is disproportionate and analyses the remuneration as a whole, taking into account all of its components.

In the event of a change in governance, the compensation policy will be applied to the Company’s new corporate officers, with necessary adjustments where applicable.

1/ Compensation policy for the Chairman of the Board and for Board members

The compensation policy mentioned below is applicable to Board members and to the Chairman of the Board, when he/she does not hold the position of Chief Executive Officer. The components of the total compensation and benefits of any kind that may be granted to the Chairman and Board members in respect of their mandates, as well as their respective importance, are as follows:

•	Fixed compensation (fifteenth resolution)

The Chairman of the Board may receive an annual fixed compensation, which is determined in respect of practices noted in comparable companies, and which takes into account his specific functions as well as his membership of one or more committees, if applicable. For information purposes, as of the date of this report, the annual fixed compensation is set at 150,000 euros.

•	Compensation paid in respect of Board Member duties (sixteenth resolution)

In the 16th ordinary resolution submitted to the vote of the 2023 Annual General Meeting, it is proposed to set the remuneration of the Board members at the maximum annual sum of 800,000 euros valid for the current financial year and until further decision of the Annual General Meeting.

The criteria for allocating the fixed annual sum allocated by the Annual General Meeting to the Board members were set by the Board on the proposal of the Compensation Committee and take into account Committee membership and Committee chairmanship.

As of the date of this report, and for information purposes, the allocation of Board members’ compensation is the following:

•	each Board member, with the exception of the Chairman of the Board and the CEO, is entitled to receive 100,000 euros.

•	the Chairman of the Audit Committee is entitled to receive an additional compensation of 20,000 euros.

•	the Chairman of the Compensation Committee is entitled to receive an additional compensation of 10,000 euros.

•	the Chairman of the Nominating and Governance Committee is entitled to receive an additional compensation of 10,000 euros.

The members of the above-mentioned committees are entitled to receive an additional compensation of 5,000 euros.

The Board meeting on February 14, 2023 has added an additional criterion to the directors’ compensation policy. The above allocation of compensation is calculated by considering the presence (physical or by means of videoconference or telecommunication means allowing their identification and guaranteeing their effective participation) of each member as follows:

(a)	For attendance at least 90% of the meetings of the Board of Directors and the Committees scheduled during the year: the director will be entitled to 100% of the amounts referred to above;

(b)

For attendance at less than 90% of the meetings of the Board of Directors and the Committees scheduled during the financial year: the compensation is calculated on a pro rata basis according to the actual attendance of the Director concerned.

•	Long-term compensation

The Company bases its long-term compensation policy on a global strategy of retention and motivation that is competitive in terms of market practices in the biotechnology industry.

Pursuant to this compensation policy, the Company may decide to grant share subscription warrants (BSA), at fair market value, to the Chairman of the Board and/or Board members.

•	Benefits of any kind

The Chairman of the Board and Board members may be entitled to be reimbursed for reasonable travel, accommodation and other expenses incurred in the interest of the Company, including attendance at meetings of the Board.

Board members may also receive additional compensation for exceptional missions carried out pursuant to a specific agreement.

•	Compensation at the end of the mandate

The Chairman of the Board does not benefit from any agreement providing for an indemnity in the event of termination of his corporate mandate.

2/ Compensation policy for the Chief Executive Officer and/or for any other Executive Corporate Officer

The compensation policy mentioned below is applicable to the Chief Executive Officer, whether or not he or she simultaneously holds the position of Chairman of the Board.

The fixed, variable and exceptional items constituting the total compensation and benefits of any kind that may be granted to the Chief Executive Officer pursuant to his mandate, as well as their respective importance, are as follows:

•	Fixed compensation

The fixed compensation of the Chief Executive Officer is determined by considering the level and difficulty of the responsibilities, experience in the role and practices noted in comparable companies.

The Board, in its meeting held on November 14, 2018, decided to set the fixed annual compensation of the Chief Executive Officer at US$ 600,000. This amount remains unchanged as of the date of this report. This compensation is payable monthly.

•	Annual variable compensation

The Chief Executive Officer receives annual variable compensation for which the Board, on the recommendations of the Compensation Committee, defines each year financial and non-financial performance criteria that are diversified and demanding, precise and pre-established, allowing a complete analysis of performance.

These criteria are aligned with the Company’s short and medium-term strategy and the measure of the performance is both qualitative, taking into account the progress of VITESSE clinical study and the registration of the BLA, and quantitative, including for instance submission to quarterly cash burn objectives and yearly operational objectives.

The maximum amount of annual variable compensation for the Chief Executive Officer corresponds to 150% of the annual fixed compensation, it being specified that if the overall rate of achievement of the objectives predefined by the Board is less than 50% (interpreted strictly), no annual variable compensation would be due.

Each year, the Board determines the rate of achievement of each objective, according to a predefined scale, of the annual variable compensation.

In order to determine the extent to which the performance criteria for variable compensation were met, the Board relied in particular on the Company’s cash position, the success of financing transactions and the regulatory progress of product candidates.

•	Exceptional Compensation

The Board may decide on the proposal of the Compensation Committee, to grant exceptional compensation to the Chief Executive Officer in view of very special circumstances, and unrelated to the fixed and variable remuneration components. The payment of this type of compensation must be justified by an event such as the completion of a major event for the Company. The amount of the exceptional compensation may not exceed a maximum of 25% of the annual fixed compensation.

The payment of the variable and, where applicable, exceptional compensation components allocated to the Chief Executive Officer for the past financial year is subject to the approval by the Ordinary General Meeting of the compensation components paid to him during or allocated to him for the said financial year (ex post vote).

•	Long-term compensation

The Company’s long-term compensation policy is part of an overall strategy to retain and motivate its managers and employees and to be competitive with market practices in the biotechnology industry.

The long-term compensation policy implemented for the Chief Executive Officer is mainly based on the granting of stock options based on the recommendations of the Compensation Committee. Where applicable, these grants may be subject to the satisfaction of performance conditions that may be set by the Board at the time of grant.

Before November 2022 grant, the stock-options vested progressively as follows:

•	25% of the stock options will be eligible to vest at the end of a 12-month period from the date of grant.

•	Then, after expiration of the aforementioned 12-month period, 12.5% of the stock options will be eligible to vest at the end of each subsequent 6-month period.

Since November 2022 grant, the stock-options have a 4-year staggered vesting, with 25% of the stock-options eligible to vest at each anniversary of the grant.

The vesting and exercise of the stock-options are subject to the fulfillment of a presence condition. Stock-options have a term of ten years.

Share-based compensation is in line with Company’s corporate interest, contributes to its sustainability and is in line with Company’s business strategy.

Additionally, the Chief Executive Officer is, in accordance with the law and methods adopted by the Board, required to retain a significant number of shares. With regard to stock options, the Board has set at 10% the number of shares to be held by the Chief Executive Officer until the end of his term of office.

•	Benefits of any kind

In addition to the reimbursement of expenses incurred in the performance of his duties, the Chief Executive Officer may be reimbursed for the cost of his tax consultations and will benefit from a tax equalization clause with respect to his status as a US resident. He may also be reimbursed for the costs of legal advice incurred in the performance of his duties.

The Chief Executive Officer may also benefit from the coverage by the Company of his residence expenses in France.

•	Welcome bonus

When a new Chief Executive Officer is appointed, the Board may decide, on the recommendation of the Compensation Committee, to grant compensation, indemnity or benefit on taking up his/her duties.

•	Compensation policy for any other Executive Corporate Officer

The principles and criteria for compensation mentioned above also apply to any other executive corporate officer of the Company (such as Deputy Chief Executive Officers).

For instance, Deputy Chief Executive Officers may therefore receive, pursuant to their mandate, fixed, variable and exceptional compensation as well as long-term compensation, benefits in kind and a welcome bonus under the same conditions as those described for the Chief Executive Officer.

They may also be granted with free shares. With respect to the allocation of free shares, vesting and, where applicable, holding periods are defined by the Board at the time of the grant and comply with the authorization of the General Meeting.

These levels of compensation will be determined taking into account the difficulty and degree of responsibility, experience in the position, seniority in the company, and practices observed in comparable companies.

•	Commitments

The Chief Executive Officer benefits from the following commitment:

Commitments made by the company	Main characteristics	Criteria for award	Termination Conditions
Severance indemnity

On December 12, 2018, the Board decided, in accordance with the recommendations of the Compensation Committee and in accordance with Article L.225-42-1 of the French Commercial Code, that in the event of termination of Mr. Daniel Tassé’s duties as Chief Executive Officer, for any reason whatsoever, he would be paid a severance payment provided that all criteria have been met.

This commitment was approved by the Shareholders’ Meeting of May 24, 2019 in its fifth ordinary resolution.

Severance package will therefore be paid to the Chief Executive Officer if all the following criteria are met:

•  Viaskin Peanut approved on a major market;

•  Construction of an EPIT pipeline with three trials in progress;

•  6 months’ cash flow as determined by the expenses of the last quarter prior to the date on which he leaves his post.

Compliance with these performance conditions will be established by the Board prior to any payment.

In the event of termination without cause or for good reason outside of a change of control, the severance benefits get paid out over 12 months.

In the event of termination without cause or for good in connection with a change of control, those same amounts get paid in a lump sum.

The Chief Executive Officer does not benefit from any agreement providing for the payment of compensation in the event of resignation from his corporate office to carry out new functions.

3/ Agreement(s) between the Company or a subsidiary and the Deputy Chief Executive Officers

Employment Contract

The Deputy Chief Executive Officers may benefit from an employment contract. The variable and fixed portions of the compensation received by the Deputy Chief Executive Officers under their employment contract, distinct from their corporate mandate, are subject to the same rules and criteria for determination, distribution and allocation as those set for the Company’s employees.

4/ Information on the mandates and employment and/or service contracts of corporate officers entered into with the Company

The table below indicates the duration of the term(s) of the mandate(s) of the Company’s corporate officers and, as the case may be, the employment or service contracts entered into with the Company, the notice periods and the conditions of revocation or termination applicable to them.

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Michel de Rosen	Chairman of the Board	At the end of the general meeting held in 2025 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Daniel Tassé	CEO and Director	CEO: Indeterminate Term Director: At the end of the general meeting to be held in 2023 to approve the financial statements for the year ended	No	No	NA	Revocation of the mandate in accordance with the law and case law—severance payments (see section B/ commitments, of this report).
Michael J. Goller	Director	At the end of the general meeting to be held in 2023 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Maïlys Ferrère	Director	At the end of the general meeting to be held in 2023 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Timothy E. Morris	Director	At the end of the general meeting held in 2025 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Danièle Guyot-Caparros	Director	At the end of the general meeting to be held in 2024 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Adora Ndu	Director	At the end of the general meeting to be held in 2024 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Julie O’Neill	Director	At the end of the general meeting to be held in 2024 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Ravi M. Rao	Director	At the end of the general meeting to be held in 2024 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Daniel B Soland	Director	At the end of the general meeting held in 2025 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

———

We would ask you to vote in favor of resolutions ninth and tenth, with the principles and criteria above.

The Board of Directors

Annex C

Part 1

Approval of information referred to in Article L.22-10-9 of the French Commercial Code (eleventh resolution)

The following table sets forth information regarding the compensation earned by our non-employee directors for 2022. These amounts were earned and paid in or initially denominated in Euro per the above policy and paid in Euro. The amounts below were converted using an exchange rate of €1.00 to $1.0599, which represents respectively the average exchange rate for the year ended December 31, 2022, and the exchange rates on the dates of payment. Mr. Tassé, our Chief Executive Officer, and Ms. Ferrère, a representative of BPI France, are each directors, but do not receive any additional compensation for their services as directors.

Director	Fees Earned or Paid in Cash ($) (1)	Warrant awards ($) (2)	All other compensation ($)	Total ($)
Michel de Rosen	$15,899	$0	$0	$15,899
Daniele Guyot-Caparros (3)	$27,442	$0	$0	$27,442
Maïlys Ferrére (4)	$0	$0	$0	$0
Michael J. Goller	$116,589	$0	$0	$116,589
Viviane Monges (5)	$96,174	$0	$0	$96,174
Timothy E. Morris (6)	$115,167	$0	$0	$115,167
Adora Ndu	$111,290	$0	$0	$111,290
Julie O’Neill	$105,990	$0	$0	$105,990
Ravi M. Rao	$111,290	$0	$0	$111,290
Daniel B. Soland	$111,290	$0	$0	$111,290

(1)	The amounts reported in this column represent the fees earned for service on our Board of Directors and committees of our Board of Directors for 2022.
(2)

The amounts reported in this column reflect the aggregate grant date fair value of such warrants computed in accordance with FASB ASC Topic 718 Compensation—Stock Compensation (“ASC Topic 718”). See Note 12 to our Consolidated Financial Statements in our Annual Report on Form 10-K for a discussion of assumptions made by us in determining the aggregate grant date fair value of our non-employee warrants. In accordance with a delegation of authority by the shareholders to the Board of Directors, the acquisition of these non-employee warrants by the participating directors was subject to the payment of a subscription price determined by our Board of Directors and payable in full by the applicable director that was at least equal to the fair market value of an Ordinary Share on the date of grant.

(3)	Ms. Guyot-Caparros joined our Board of Directors on October 3, 2022.
(4)	No remuneration as non-executive director is accepted by Ms. Mailys Ferrère as representative of BPI France.
(5)	Ms. Monges served as a director and Chairperson of our Audit Committee until her resignation on October 3, 2022.
(6)

Mr. Morris was appointed by the general meeting of shareholders on May 19, 2021 and renewed by the general meeting of shareholders on May 12, 2022 for a term of three years. He served as a member of the Audit Committee and was appointed Chairperson of our Audit Committee on October 3, 2022, replacing Ms. Monges.

The following table sets forth information regarding the aggregate number of non-employee warrant awards held by our non-employee directors as of December 31, 2022. None of our non-employee directors held other stock awards or options as of December 31, 2022.

Director	Non-employee warrants awards (#)
Michel de Rosen	15,837
Michael J. Goller	21,500
Daniele Guyot-Caparros	5,000
Timothy E. Morris	6,837
Adora Ndu	6,837
Julie O’Neill	16,000
Ravi M. Rao	6,837
Daniel B. Soland	38,337

Annex C

Part 2

Approval of fixed, variable and exceptional items comprising the total compensation and benefits of any kind paid during the previous financial year or awarded for said financial year to the corporate officers (French “mandataires sociaux”) (twelfth and thirteenth resolutions)—(Excerpt from the French Board of Directors’ report on the resolutions)

In accordance with the provisions of Article L. 22-10-34 II of the French Commercial Code, you are requested to approve the fixed, variable and exceptional components of the total remuneration and benefits of any kind, paid during the past financial year or granted in respect of the same financial year, as described in detail in section 3.4 of the Company’s universal registration document, to the following corporate officers:

•	Mr. Michel de Rosen, Chairman of the Board of Directors (twelveth resolution):

Elements of compensation paid or assigned for FY 2022	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€150,000 (amount attributed and paid in respect of FY 2022 )	Fixed compensation for the position of Chairman of the Board
Annual variable compensation	None
Extraordinary compensation	None
Free share allocation	None
Stock option allocation	None
Board Member compensation	€15,000 attributed and paid in respect of FY 2022	€5,000 in his capacity as a member of the Nominating and Governance Committee and €15,000 in his capacity as Chairman of the Compensation committee
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	None

•	Mr. Daniel Tassé, Chief Executive Officer (fourteenth resolution):

Elements of compensation paid or assigned for FY 2022	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€569,801 (amount attributed and paid in respect of FY 2022)	Fixed compensation for the position of Chief Executive Officer for 2022 corresponding to USD 600,000.
Annual variable compensation	€565,984 (amount to be paid after approval of the general meeting 2022)	On January 5, 2023, the Board of Directors noted that the Chief Executive Officer had achieved 100% of his objectives, equivalent to a variable compensation of USD 600,000. The variable compensation targets were set by the Board of Directors on

Elements of compensation paid or assigned for FY 2022	Amounts or accounting value to be put to the vote	Introduction
March 3, 2022 and are linked to the achievement of qualitative and quantitative objectives (see § 3.4 of the 2022 universal registration document).
Extraordinary compensation	€0

Free share allocation	None
Stock option allocation	Options: €764,386 (accounting value: €1,631,372)

On November 21, 2022, the Board of Directors, based on the authorization granted by the General Meeting of May 12, 2022, in its 26th resolution, granted 764,386 stock options, exercisable at the price of 3.00 euros.

The stock options are subject to a 4-year staggered vesting with 25% vested at each anniversary of the grant.

They will be exercisable as of their definitive attribution and until November 21, 2032.

Other compensation	€13,259 (amount granted in respect of FY 2022 and paid in the same year)	In accordance with the compensation policy approved by the General Meeting of May 12, 2022, the Chief Executive Officer received tax equalization in respect of his status as a US resident.
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	No amount is subject to the vote	The detailed description of this commitment is contained in paragraph 3.4 of the 2022 Universal Registration Document.

Annex D

Achievement against Annual Corporate Objectives

Progress Viaskin Peanut a Timely FDA and EMA Resubmission

•	Details on Objective: Initiation of Vitesse Clinical Program in peanut allergic children age 4-7

•

Achievement: DBV initiated VITESSE with very strong investigator engagement. Although the program was placed on partial clinical hold(PCH) in September, DBV continued to advance important pre-study activities to ensure preparedness following the PCH lifting. DBV’s ongoing and constructive dialogue with FDA resulted in the Agency lifting the PCH in December with implementation of protocol amendments to best support the Agency’s review of a potential BLA for Viaskin.

Progression of MAG1C Program

•	Details on Objective: Progression of MAG1C program for the diagnosis of Non-IgE mediated cow’s milk allergies in concert with Nestle Health Sciences

•	Achievement: We continue to have good alignment with Nestle Health Sciences on the MAG1C program and implemented various strategic initiatives in order to help drive recruitment of the APTITUDE study.

Management of EPITOPE Results

•	Details on Objective: Timely unblinding of EPITOPE (phase 3 pivotal study of Viaskin Peanut in 1–3-year-olds) with impactful communication and dissemination of results to key stakeholders.

•

Achievement: In June 2022, DBV was pleased to announce positive topline results from the EPITOPE study, our Phase 3 Pivotal Study of Viaskin Peanut in 1–3-year-olds. Viaskin Peanut demonstrated a statistically significant treatment effect with 67 percent of subjects in the Viaskin Peanut arm meeting the treatment responder criteria after 12 months, as compared to 33.5 percent of subjects in the placebo arm. The results were well received by the allergy community: parents, patient advocates and allergists. The EPITOPE results were well received by investors and were instrumental in financing DBV through a PIPE in June.

Initiation of Cow’s Milk Allergy Program

•	Details on Objective: Initiation of Viaskin Milk Program by year end Achievement: In 2022, the Company focused on optimization of the design of the Viaskin Milk

•	patch and leveraged the learnings received through dialogue with the FDA regarding the Viaskin Peanut Program. The Company expects to continue its development of the program in 2023.

Progression of Pre-clinical Pipeline

•	Details on Objective: Progression of pre-clinical program across a range of food allergy and immunological applications

•

Achievement: Our pre-clinical programs aim at investigating innovative therapeutic solutions in food allergy and other areas of significant unmet medical need to help build a robust pipeline for future success. We have continued to progress our pre-clinical programs. We have completed two pre-clinical proof of concept studies in an autoimmune disease, and we are in the process of investigating new epicutaneous immunotherapeutic approaches. DBV continues to expand its patent portfolio as new patentable results are generated, thereby helping to strengthen the intellectual property position of the company. DBV also publishes results in scientific publications as and when appropriate.

Ensure Financial Discipline, Operational Excellence and Proper Capitalization

•	Details on Objective: Review and reshape Risk Management processes; Good stewardship and expenditure of shareholder’s money; secure an incremental year of operating expenses

•

Achievement: Programs were executed with discipline and within budget. DBV secured significant funding in a highly strained market for Biotech financing. In May, DBV launched an At-The-Market program and subsequently completed sales of new ordinary shares in the form of American Depository Shares (ADSs) for a total gross amount of $15.3 million. In June, DBV announced a $194 million private investment in public equity (PIPE) financing. DBV closed Q2 2022 with a cash balance of $248 million following the ATM and PIPE offerings. The net proceeds received will allow continued advancement of our lead candidate, Viaskin Peanut in 4-7-year-olds through topline results of the VITESSE Study and accompanying safety study. Reviewed existing risk management practices and redefined processes which will be implemented in a multi-phased approach.

On January 5, 2023, the Board of directors noted the achievement of 100% of the abovementioned objectives.

☐ **JE DÉSIRE ASSISTER À CETTE ASSEMBLÉE** et demande une carte d'admission : dater et signer au bas du formulaire / *I WISH TO ATTEND THE SHAREHOLDER'S MEETING and request an admission card: date and sign at the bottom of the form*

dbv technologies

177-181 Avenue Pierre-Brossolette
92120 MONTROUGE

ASSEMBLÉE GÉNÉRALE MIXTE
Convoquée le 12 avril 2023 à 10h00
Au siège social

CADRE RÉSERVÉ À LA SOCIÉTÉ - *FOR COMPANY'S USE ONLY*

Identifiant - *Account*

Nombre d'actions / *Number of shares*: Nominatif / *Registered* (Vote simple / *Single vote*; Vote double / *Double vote*); Porteur / *Bearer*

Nombre de voix - *Number of voting rights*

☐ **JE VOTE PAR CORRESPONDANCE / *I VOTE BY POST***
Cf. au verso (2) - *See reverse (2)*

Je vote OUI à tous les projets de résolutions présentés ou agréés par le Conseil d'Administration ou le Directoire ou la Gérance, à l'EXCEPTION de ceux que je signale en noircissant comme ceci ■ l'une des cases "Non" ou "Abstention". / *I vote YES all the draft resolutions approved by the Board of Directors, EXCEPT those indicated by a shaded box, like this ■, for which I vote No or I abstain.*

	1	2	3	4	5	6	7	8	9	10
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	11	**12**	**13**	**14**	**15**	**16**	**17**	**18**	**19**	**20**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	21	**22**	**23**	**24**	**25**	**26**	**27**	**28**	**29**	**30**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	31	**32**	**33**	**34**	**35**	**36**	**37**	**38**	**39**	**40**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	41	**42**	**43**	**44**	**45**	**46**	**47**	**48**	**49**	**50**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

Sur les projets de résolutions non agréés, je vote en noircissant la case correspondant à mon choix. *On the draft resolutions not approved, I cast my vote by shading the box of my choice.*

	A	B
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	C	**D**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	E	**F**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	G	**H**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	J	**K**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐

Si des amendements ou des résolutions nouvelles étaient présentés en assemblée, je vote **NON** sauf si je signale un autre choix en noircissant la case correspondante :
*In case amendments or new resolutions are proposed during the meeting, I vote **NO** unless I indicate another choice by shading the corresponding box:*
- Je donne pouvoir au Président de l'assemblée générale. / *I appoint the Chairman of the general meeting* ☐
- Je m'abstiens. / *I abstain from voting* ☐
- Je donne procuration [cf. au verso renvoi (4)] à M., Mme ou Mlle, Raison Sociale pour voter en mon nom / *I appoint [see reverse (4)] Mr, Mrs or Miss, Corporate Name to vote on my behalf* ☐

☐ **JE DONNE POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE**
Cf. au verso (3)

☐ **JE DONNE POUVOIR À :** Cf. au verso (4) pour me représenter à l'Assemblée
I HEREBY APPOINT: *See reverse (4) to represent me at the above mentioned Meeting*
M. Mme ou Mlle, Raison Sociale / Mr, Mrs or Miss, Corporate Name

Adresse / Address

ATTENTION : Pour les titres au porteur, les présentes instructions doivent être transmises à votre banque.

Nom, prénom, adresse de l'actionnaire (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire). **Cf au verso (1)**
Surname, first name, address of the shareholder *(Change regarding this information have to be notified to relevant institution, no changes can be made using this proxy form).* ***See reverse (1)***

Pour être pris en considération, tout formulaire doit parvenir au plus tard :
To be considered, this completed form must be returned no later than:

à la banque / *to the bank* 09/04/2023

Date & Signature

« Si le formulaire est renvoyé daté et signé mais qu'aucun choix n'est coché (carte d'admission / vote par correspondance / pouvoir au président / pouvoir à mandataire), cela vaut automatiquement pouvoir au Président de l'assemblée générale »
'If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting

Important: Avant d’exercer votre choix, veuillez prendre connaissance des instructions situees au verso—Important: Before selecting please refer to instructions on reverse side Quelle que soit I’option choisie, noircir comme cecilla ou les cases correspondantes, dateret signer au bas du formulaire- Whichever option is used, shade box(es) like this, date and sign at the bottom of the form â–¡ JE DESIRE ASSISTER A CETTE ASSEMBLEE et demande une carte d’admission : dater et signer au bas du formulaire / / WISH TO ATTEND THE SHAREHOLDER’S ME ETING and request an admission card: date and sign at the bottom of the form dbv technologies 177-181 Avenue Pierre-Brossolette 92120 MONTROUGE S.A. au capital de 9 413 714,50 € 441 772 522 RCS Nanterre ASSEMBLEE GENERALE MIXTE Convoquee le 12 avril 2023 a 10h00 Au siege social COMBINED GENERAL MEETING To be held on April 12, 2023 at 10:00 a.m. At headquarters CADRE RESERVE A LA SOCIETE—FOR COMPANY’S USE ONLY Identifiant—Account Nominatif 1 Registered Vote simple 1 Single vote Nombre d’actions Vote double Number of shares Porteur Bearer Double vote Nombre de voix—Number of voting rights n JE VOTE PAR CORRESPONDANCE Cf. au verso (2)—See reverse (2) / VOTE BY POST Sur les projets de resolutions non agrees, je vote en noircissant la case Je vote OUI a tous les projets de resolutions presentes ou agrees par le Conseil d’Administration correspondant a mon choix. On the draft resolutions not ou le Directoire ou la Gerance, a I’EXCEPTION de ceux que je signale en noircissant comme ceci â– approved, 1 cast my vote by I’une des cases “Non” ou “Abstention” / / vote YES all the draft resolutions approved by the Board shading the box of my of Directors, EXCEPT those indicated by a shaded box, like this for which 1 vote No or 1 abstain. choice. 1 2 3 4 5 6 7 8 9 10 A B Non / No â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Oui / Yes â–¡ â–¡ Abs. â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Non / No â–¡ â–¡                Abs. â–¡ â–¡ 11 12 13 14 15 16 17 18 19 20 C D Non / No â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Oui/ yes â–¡ â–¡ Abs. â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Non / No â–¡ â–¡                Abs. â–¡ â–¡ 21 22 23 24 25 26 27 28 29 30 E F Non / No â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Oui/ yes â–¡ â–¡ Abs. O â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Non / No â–¡ â–¡                Abs. â–¡ â–¡ 31 32 33 34 35 36 37 38 39 40 G H Non / No â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Oui / Yes â–¡ â–¡ Abs. â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Non / No â–¡ â–¡                Abs. â–¡ â–¡ 41 42 43 44 45 46 47 48 49 50 J K Non / No â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Oui/ Yes â–¡ â–¡ Abs. â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ â–¡ Non / No â–¡ â–¡                Abs. â–¡ â–¡ Si des amendements ou des resolutions nouvelles etaient presentes en assemblee, je vote NON sauf si je signale un autre choix en noircissant la case correspondante: In case amendments or new resolutions are proposed during the meeting, 1 vote NO unless 1 indicate another choice by shading the corresponding box: - Je donne pouvoir au President de I’assemblee generale. /1 appoint the Chairman of the general meeting        â–¡ - Je m’abstiens. /1 abstain from voting..                ... â–¡ - Je donne procuration [cf. au verso renvoi (4)] a M., Mme ou Mlle, Raison Sociale pour voter en mon nom....    / appoint [see reverse (4)] Mr, Mrs or Miss, Corporate Name to vote on my behalf.....                ._. JE DONNE POUVOIR AU PRESIDENT u DE L’ASSEMBLEE GENERALE Cf. au verso (3) I HEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE GENERAL MEETING See reverse (3) _ JE DONNE POUVOIR A : Cf. au verso (4) pour me representer a I’Assemblee I HEREBY APPOINT: See reverse (4) to represent me at the above mentioned Meeting M. Mme ou Mlle, Raison Sociale I Mr, Mrs or Miss, Corporate Name Adresse / Address ATTENTION Pour les titres au porteur, les presentes instructions doivent etre transmises a votre banque. CAUTION: As for bearer shares, the present instructions will be valid only if they are directly returned to your bank. Norn, prenom, adresse de I’actionnaire (les modifications de ces informations doivent etre adressees a I’etablissement concerne et ne peuventetre effectuees a I’aide de ce formulaire). Cf au verso (1) Surname, first name, address of the shareholder (Change regarding this information have to be notified to relevant institution, no changes can be made using this proxy form). See reverse (1) Pour etre pris en consideration, tout formulaire doit parvenir au plus tard : To be considered, this completed form must be returned no later than: « Si le formulaire est renvoye date et signd mais qu’aucun choix n’est coche (carte d’admission I vote par correspondance / pouvoir au president I pouvoir & mandataire), cela vaut automatiquement pouvoir au President de I’assemblde generale » ‘If the form is returned dated and signed but no choice is checked (admission card/postal vote /power of attorney to the President /power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting1 a la banque / to the bank 09/04/2023H

CONDITIONS D'UTILISATION DU FORMULAIRE

(1) GENERALITES : Il s'agit d'un formulaire unique prévu par l'article R. 225-76 du Code de Commerce.
QUELLE QUE SOIT L'OPTION CHOISIE :

Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire).

Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité.

Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote.

Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R. 225-77 alinéa 3 du Code de Commerce).

Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (article R. 225-81 du Code de Commerce). Ne pas utiliser à la fois « Je vote par correspondance » et « Je donne pouvoir » (article R. 225-81 paragraphe 8 du Code de Commerce).

Un guide méthodologique de traitement des assemblées générales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de l'AFTI : www.afti.asso.fr

La version française de ce document fait foi.

(2) VOTE PAR CORRESPONDANCE

Article L. 225-107 du Code de Commerce (extrait) :

"Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.

Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, dans les conditions de délais fixées par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas considérés comme des votes exprimés".

La majorité requise pour l'adoption des décisions est déterminée en fonction des voix exprimées par les actionnaires présents ou représentés. Les voix exprimées ne comprennent pas celles attachées aux actions pour lesquelles l'actionnaire n'a pas pris part au vote, s'est abstenu ou a voté blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s'agissant des sociétés ayant adopté le statut de la société européenne, et articles 57 et 58 du Règlement du Conseil (CE) N°2157/2001 relatif au statut de la société européenne).

1 - Il vous est demandé pour chaque résolution en noircissant individuellement les cases correspondantes :

- soit de voter "Oui" (vote exprimé par défaut pour les projets de résolutions présentés ou agréés, en l'absence d'un autre choix);
- soit de voter "Non";
- soit de vous "Abstenir" en noircissant individuellement les cases correspondantes.

2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, il vous est demandé d'opter entre vote contre (vote exprimé par défaut en l'absence d'un autre choix), pouvoir au président de l'assemblée générale, abstention ou pouvoir à personne dénommée en noircissant la case correspondant à votre choix.

(3) POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE

Article L. 225-106 du Code de Commerce (extrait) :

"Pour toute procuration d'un actionnaire sans indication de mandataire, le président de l'assemblée générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant".

(4) POUVOIR À UNE PERSONNE DÉNOMMÉE

Article L. 225-106 du Code de Commerce (extrait) :

II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat.

III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L. 225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article.

Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L. 225-23 ou de l'article L. 225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L. 225-23 ou de l'article L. 225-71.

Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites."

Article L. 22-10-39 du Code de Commerce :

"Outre les personnes mentionnées au I de l'article L. 225-106, un actionnaire peut se faire représenter par toute autre personne physique ou morale de son choix lorsque les actions de la société sont admises aux négociations sur un marché réglementé ou sur un système multilatéral de négociation soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, à condition dans cette seconde hypothèse, que les statuts le prévoient.

Les clauses contraires aux dispositions du précédent alinéa sont réputées non écrites."

Article L. 22-10-40 du Code de Commerce :

"Lorsque, dans les cas prévus au premier alinéa du I de l'article L. 22-10-39, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien.

1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ;

2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au sens de l'article L. 233-3 ;

3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ;

4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3.

Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°.

Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc.

La caducité du mandat est notifiée sans délai par le mandataire à la société.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-41 du Code de commerce :

"Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée au premier alinéa de l'article L. 22-10-39, rend publique sa politique de vote.

Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-42 du Code de commerce :

"Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 22-10-40 ou des dispositions de l'article L. 22-10-41. Le tribunal peut décider la publication de cette décision aux frais du mandataire. Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 22-10-41."

Les informations à caractère personnel recueillies dans le cadre du présent document sont nécessaires à l'exécution de vos instructions de vote. Vous disposez d'un certain nombre de droits concernant vos données (accès, rectification, etc.). Ces droits peuvent être exercés auprès de votre teneur de compte aux coordonnées indiquées par ce dernier.

FORM TERMS AND CONDITIONS

(2) POSTAL VOTING FORM

Article L. 225-107 du Code de Commerce (extract):

(3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING

Article L. 225-106 du Code de Commerce (extract):

Article L. 225-106 du Code de Commerce (extract):

Article L. 22-10-39 du Code de commerce:

Article L. 22-10-40 du Code de commerce:

Article L. 22-10-41 du Code de commerce:

Article L. 22-10-42 du Code de commerce:

CONDITIONS D’UTILISATION DU FORMULAIRE (1)    GENERALITES : II s’agit d’un formulaire unique prevu par I’article R. 225-76 du Code de Commerce. QUELLE QUE SOIT L’OPTION CHOISIE : Le signataire est prie d’inscrire tres exactement, dans la zone reservee a cet effet, ses nom (en majuscules), prenom usuel et adresse (les modifications de ces informations doivent etre adressees a I’etablissement conceme et ne peuvent etre effectuees a I’aide de ce formulaire). Pour les personnes morales, le signataire doit renseigner ses nom, prenom et qualite. Si le signataire n’est pas I’actionnaire (exemple: Administrates legal, Tuteur, etc.) il doit mentionner ses nom, prenom et la qualite en laquelle il signe le formulaire de vote. Le formulaire adresse pour une assemblee vaut pour les assemblies successives convoquees avec le meme ordre du jour (article R. 225-77 alinea 3 du Code de Commerce). Le texte des resolutions figure dans le dossier de convocation joint au present formulaire (article R. 225-81 du Code de Commerce). Ne pas utiliser a la fois«Je vote par correspondance » et«Je donne pouvoir»(article R. 225-81 paragraphe 8 du Code de Commerce). Un guide methodologique de traitement des assemblies ginirales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de I’AFTI: www.afti.asso.fr La version frangaise de ce document fait foi. (2) VOTE PAR CORRESPONDANCE Article L. 225-107 du Code de Commerce (extrait): ‘Tout actionnaire peut voter par correspondance, au moyen d’un formulaire dont les mentions sont fixees par dicret en Conseil d’Etat. Les dispositions contraires des statuts sont riputies non icrites. Pour le calcul du quorum, il n’est tenu compte que des formulaires qui ont iti re?us par la sociiti avant la reunion de I’assemblie, dans les conditions de delais fixies par dicret en Conseil d’Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas considiris comme des votes exprimis”. La majoriti requise pour I’adoption des dicisions est diterminie en fonction des voix exprimies par les actionnaires presents ou reprisentis. Les voix exprimies ne comprennent pas cedes attachies aux actions pour lesquelles I’actionnaire n’a pas pris part au vote, s’est abstenu ou a voti blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s’agissant des sociitis ayant adopti le statut de la sociiti europienne, et articles 57 et 58 du Reglement du Conseil (CE) N°2157/2001 relatif au statut de la sociiti europienne). Si vous votez par correspondance: vous devez obligatoirement noircir la case “Je vote par correspondance” au recto. 1 - il vous est demandi pour chaque resolution en noircissant individuellement les cases correspondantes: -soit de voter “Oui” (vote exprimi par difaut pour les projets de resolutions prisentis ou agriis, en I’absence d’un autre choix); -soit de voter “Non”; -soit de vous “Abstenir” en noircissant individuellement les cases correspondantes. 2- Pour le cas ou des amendements aux resolutions prisenties ou des resolutions nouvelles seraient diposies lors de I’assemblie, il vous est demandi d’opter entre vote contre (vote exprimi par difaut en I’absence d’un autre choix), pouvoir au president de I’assemblie ginirale, abstention ou pouvoir a personne dinommie en noircissant la case correspondant a votre choix. (3)POUVOIR AU PRESIDENT DE L’ASSEMBLEE GENERALE Article L. 225-106 du Code de Commerce (extrait): “Pour toute procuration d’un actionnaire sans indication de mandataire, le president de I’assemblie ginirale imet un vote favorable a I’adoption de projets de resolutions prisentis ou agriis par le conseil d’administration ou le directoire, selon le cas, etun vote defavorablea I’adoption detouslesautresprojets de resolution. Pour imettre tout autre vote, I’actionnaire doit faire choix d’un mandatairequiacceptedevoterdansle sensindiquiparlemandant”. (4) POUVOIR A UNE PERSONNE DENOMMEE Article L. 225-106 du Code de Commerce (extrait): “I—Un actionnaire peut se faire reprisenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidariti. II - Le mandat ainsi que, le cas ichiant, sa revocation sont ecrits et communiquis a la sociiti. Les conditions d’application du present alinia sont pricisies par dicret en Conseil d’Etat. III- Avant chaque reunion de I’assemblie ginirale des actionnaires, le president du conseil d’administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnis a I’article L. 225-102 afin de leur permettre de disigner un ou plusieurs mandataires pour les reprisenter a I’assemblie ginirale conformiment aux dispositions du present article. Cette consultation est obligatoire lorsque, les statuts ayant iti modifiis en application de I’article L. 225-23 ou de I’article L. 225-71, I’assemblie ginirale ordinaire doit nommer au conseil d’administration ou au conseil de surveillance, selon le cas, un ou des salaries actionnaires ou membres des conseils de surveillance des fonds communs de placement d’entreprise ditenant des actions de la sociiti. Cette consultation est igalement obligatoire lorsque I’assemblie ginirale extraordinaire doit se prononcersur une modification des statuts en application de I’article L. 225-23 ou de I’article L. 225-71. Les clauses contraires aux dispositions des alinias pricidents sont riputies non icrites.” Article L. 22-10-39 du Code de Commerce: “Outre les personnes mentionnies au I de I’article L. 225-106, un actionnaire peut se faire reprisenter par toute autre personne physique ou morale de son choix lorsque les actions de la sociiti sont admises aux nigociations sur un marchi riglementi ou sur un systeme multilatiral de nigociation soumis aux dispositions du II de I’article L. 433-3 du code monitaire et financier dans les conditions privues par le reglement giniral de I’Autoriti des marchis financiers, figurant sur une liste arretie par I’autoriti dans des conditions fixies par son reglement giniral, a condition dans cette seconde hypothese, que les statuts le privoient. Les clauses contraires aux dispositions du pricident alinia sont riputies non icrites.” Article L. 22-10-40 du Code de Commerce: “Lorsque, dans les cas privus au premier alinia du I de I’article L. 22-10-39, I’actionnaire sefait reprisenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidariti, il est informi par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un interet autre que le sien. Cette information porte notamment sur le fait que le mandataire ou, le cas ichiant, la personne pour le compte de laquelle il agit: 1° Controle, au sens de I’article L. 233-3, la sociiti dont I’assemblie est appelie a se riunir; 2° Est membre de I’organe de gestion, d’administration ou de surveillance de cette sociiti ou d’une personne qui la controle au sens de I’article L. 233-3; 3° Est employi par cette sociiti ou par une personne qui la controle au sens de I’article L. 233-3; 4° Est controle ou exerce I’une des fonctions mentionnies au 2° ou au 3° dans une personne ou une entiti controlee par une personne qui controle la sociiti, au sens de I’article L. 233-3. Cette information est igalement dilivrie lorsqu’il existe un lien familial entre le mandataire ou, le cas ichiant, la personne pour le compte de laquelle il agit, et une personne physique placie dans I’une des situations inumiries aux 1° a 4°. Lorsqu’en cours de mandat, survient I’un des faits mentionnis aux alinias pricidents, le mandataire en informe sans dilai son mandant. A difaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc. La caduciti du mandat est notifiie sans dilai par le mandataire a la sociiti. Les conditions d’application du present article sont pricisies par dicret en Conseil d’Etat.” Article L. 22-10-41 du Code de commerce: “Toute personne qui precede a une sollicitation active de mandats, en proposant directement ou indirectement a un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les reprisenter a I’assemblie d’une sociiti mentionnie au premier alinia de I’article L. 22-10-39, rend publique sa politique de vote. Elie peut igalement rendre publiques ses intentions de vote sur les projets de resolution prisentis a I’assemblie. Elie exerce alors, pourtoute procuration refue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. Les conditions d’application du present article sont pricisies par dicret en Conseil d’Etat.” Article L. 22-10-42 du Code de commerce: “Le tribunal de commerce dans le ressort duquel la sociiti a son siege social peut, a la demande du mandant et pour une durie qui ne saurait excider trois ans, priver le mandataire du droit de participer en cette qualite a toute assemblie de la sociiti concernie en cas de non-respect de I’obligation d’information privue aux troisieme a septieme alinias de I’article L. 22-10-40 ou des dispositions de I’article L. 22-10-41. Le tribunal peut dicider la publication de cette decision aux frais du mandataire. Le tribunal peut prononcer les memes sanctions a I’igard du mandataire sur demande de la sociiti en cas de non-respect des dispositions de I’article L. 22-10-41.” Les informations a caractere personnel recueillies dans le cadre du present document sont nicessaires a I’execution de vos instructions de vote. Vous disposez d’un certain nombre de droits concernant vos donnies (acces, rectification, etc.). Ces droits peuvent etre exercis aupres de votre teneur de compte aux coordonnies indiquies par ce dernier. FORM TERMS AND CONDITIONS (1)    GENERAL INFORMATION: This is the sole form pursuant to article R. 225-76 du Code de Commerce WHICHEVER OPTION IS USED: The signatory should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: (Change regarding this information have to be notified to relevant institution, no change can be made using this proxy form). If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity’s behalf. If the signatory is not the shareholder (e.g. a legal guardian), please specify yourfull name and the capacity in which you are signing the proxy. The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (art. R. 225-77 alinea 3 du Code de Commerce). The text of the resolutions is in the notification of the meeting which is sent with this proxy (article R. 225-81 du Code de Commerce). Please do not use both “I vote by post” and “I hereby appoint” (article R. 225-81 du Code de Commerce). A guide relating to the general meetings processing, including an interpretation grid of this proxy form, is available on the AFTI website at: www.afti.asso.fr The French version of this document governs; The English translation is for convenience only. (2) POSTAL VOTING FORM Article L. 225-107 du Code de Commerce (extract): “Any shareholder may vote by post, using a form the wording of which shall be fixed by a decree approved by the Conseil d’Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be deemed non- existent. When calculating the quorum, only forms received by the company before the meeting shall be taken into account, on conditions to be laid down by a decree approved by the Conseil d’Etat. The forms giving no voting direction or indicating abstention shall not be considered as votes cast.” The majority required for the adoption of the general meeting’s decisions shall be determined on the basis of the votes cast by the shareholders present or represented. The votes cast shall not include votes attaching to shares in respect of which the shareholder has not taken part in the vote or has abstained or has returned a blank or spoilt ballot paper (articles L. 225-96 and L. 225-98 du Code de Commerce and, for the companies which have adopted the statute of European company, articles 57 and 58 of the Council Regulation (EC) n°2157/2001 on the statute for a European company). If you wish to use the postal voting form, you have to shade the box on the front of the document: “I vote by post”. 1 - In such event, please comply for each resolution the following instructions by shading boxes of your choice: -either vote “Yes” (in absence of choice, vote expressed by default for the approved draft resolutions), -or vote “No”, -or vote “Abstention” by shading boxes of your choice. 2- In case of amendments or new resolutions during the general meeting, you are requested to choose between vote “No” (vote expressed by default in absence of choice), proxy to the chairman of the general meeting, “Abstention” or proxy to a mentioned person individual or legal entity by shading the appropriate box. (3)PROXY TO THE CHAIRMAN OF THE GENERAL MEETING Article L. 225-106 du Code de Commerce (extract): “In case of any power of representation given by a shareholder without naming a proxy, the chairman of the general meeting shall issue a vote in favor of adopting a draft resolutions submitted or approved by the Board of Directors orthe Management Board, as the case may be, and a vote against adopting any other draft resolutions. Toissue any other vote, theshareholdermustappointaproxywhoagreestovoteinthe manner indicated by his principal.” (4) PROXY TO A MENTIONED PERSON (INDIVIDUAL OR LEGAL ENTITY) Article L. 225-106 du Code de Commerce (extract): “I—A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner who he or she has entered into a civil union with. II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d’Etat decree specifies the implementation of the present paragraph. III- Before every general meeting, the chairman of the board of directors or the management board, as the case may be, may organise a consultation with the shareholders mentioned in article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article. Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company’s shares. Such a consultation shall also be obligatory where a special shareholders’ meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71. Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent.” Article L. 22-10-39 du Code de commerce: “He or she can also be represented by an individual or legal entity of his or her choice: 1° When the shares are admitted to trading on a regulated market; 2° When the shares are admitted to trading on a multilateral trading facility which is subject to the provisions of the paragraph II of the article L. 433-3 of the Code monetaire et financier as provided by the general regulation of the Autorite des marches financiers (French Financial Markets Regulatory Authority), included on a list issued by the AMF subject to the conditions provided by its general regulation, and stated in the company memorandum and articles of association.” Article L. 22-10-40 du Code de commerce: “When, in the events envisaged by the first paragraph of the article L. 22-10-39, the shareholder is represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers. This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of whom it acts: 1° Controls, within the meaning of article L. 233-3, the company whose general meeting has to meet; 2° Is member of the management board, administration or supervisory board of the company ora person which controls it within the meaning of the article L. 233-3; 3° Is employed by the company or a person which controls it within the meaning of article L. 233-3; 4° Is controlled or carries out one of the functions mentioned with the 2° or the 3° in a person or an entity controlled by a person who controls the company, within the meaning of the article L. 233-3. This information is also delivered when a family tie exits between the proxy or, as the case may be, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4° above. When during the proxy, one of the events mentioned in the preceding subparagraphs occurs, the proxy informs without delay his constituent. Failing by the latter to confirm explicitly the proxy, this one is null and void. The termination of the proxy is notified without delay by the proxy to the company. The conditions of application of this article are determined by a Conseil d’Etat decree.” Article L. 22-10-41 du Code de commerce: “Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive proxy to represent them at the general meeting of a company mentioned in the first paragraph of the article L. 22-10-39, shall release its voting policy. It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions. The conditions of application of this article are determined by a Conseil d’Etat decree.” Article L. 22-10-42 du Code de commerce: “The commercial court of which the company’s head office falls under can, at the request of the constituent and for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to any general meeting of the relevant company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of article L. 22-10-40 or with the provisions of article L. 22-10-41. The court can decide the publication of this decision at the expenses of the proxy. The court can impose the same sanctions towards the proxy on request of the company in the event of noncompliance of the provisions of the article L. 22-10-41.” Personal data included in this form are necessary for the execution of your voting instructions. You have certain minimum rights regarding your data (access, correction...). These rights may be exercised using the contact details provided by your custodian.

Annexe 1 / Appendix 1

Le formulaire de vote par correspondance est sollicité pour le compte du Conseil d’Administration de DBV Technologies S.A. / The proxy card is solicited on behalf of the Board of Directors of DBV Technologies S.A.

Ordre du jour

À caractère ordinaire:

1.  Approbation des comptes sociaux de l’exercice clos le 31 décembre 2022,

2.  Approbation des comptes consolidés de l’exercice clos le 31 décembre 2022,

3.  Affectation du résultat de l’exercice clos le 31 décembre 2022,

4.  Imputation du report à nouveau débiteur sur le poste « Prime d’émission »,

5.  Rapport spécial des Commissaires aux comptes sur les conventions réglementées et constat de l’absence de convention nouvelle,

6.  Ratification de la nomination provisoire de Madame Danièle Guyot-Caparros en qualité d’administrateur,

7.  Renouvellement de Madame Maïlys Ferrère, en qualité d’administrateur,

8.  Renouvellement de Monsieur Daniel Tassé, en qualité d’administrateur,

9.  Renouvellement de Monsieur Michael J. Goller, en qualité d’administrateur,

10.  Renouvellement du mandat du cabinet Deloitte & Associés en qualité de Commissaire aux comptes titulaire,

11.  Approbation des informations visées au I de l’article L.22-10-9 du Code de commerce relatives à la rémunération des mandataires sociaux au titre de l’exercice 2022,

12.  Approbation des éléments fixes, variables et exceptionnels composant la rémunération totale et les avantages de toute nature, versés au cours de l’exercice 2022 ou attribués au titre du même exercice à Monsieur Michel de Rosen, Président du Conseil d’Administration,

13.  Approbation des éléments fixes, variables et exceptionnels composant la rémunération totale et les avantages de toute nature, versés au cours de l’exercice 2022 ou attribués au titre du même exercice à Monsieur Daniel Tassé, Directeur Général,

Agenda

Ordinary resolutions:

1.  Approval of the annual financial statements for the year ended December 31, 2022,

2.  Approval of the consolidated financial statements for the year ended December 31, 2022,

3.  Allocation of income for the year ended December 31, 2022,

4.  Allocation of the accumulated deficit to the share premium account,

5.  Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.  Ratification of the provisional appointment of Mrs. Danièle Guyot-Caparros as director,

7.  Renewal of Mrs. Maïlys Ferrère, as director,

8.  Renewal of Mr. Daniel Tassé, as director,

9.  Renewal of Mr. Michael J. Goller, as director,

10.  Renewal of the term of office of Deloitte & associés as Statutory Auditor,

11.  Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2022,

12.  Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Michel de Rosen, Chairman of the Board of Directors,

13.  Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Daniel Tassé, Chief Executive Officer,

14.  Avis consultatif sur la rémunération des cadres dirigeants « named executive officers » autres que le Directeur Général,

15.  Approbation de la politique de rémunération du Président du Conseil d’Administration au titre de l’exercice 2023,

16.  Approbation de la politique de rémunération des administrateurs au titre de l’exercice 2023,

17.  Approbation de la politique de rémunération du Directeur Général et, le cas échéant, des Directeurs Généraux Délégués au titre de l’exercice 2023,

18.  Autorisation à conférer au Conseil d’Administration à l’effet de faire racheter par la Société ses propres actions dans le cadre du dispositif de l’article L.22 -10-62 du Code de commerce,

14.  Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

15.  Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2023,

16.  Approval of the compensation policy for the Directors for the year ending December 31, 2023,

17.  Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2023,

18.  Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code,

À caractère extraordinaire:

19.  Délégation à donner au Conseil d’Administration en vue de réduire le capital social par voie d’annulation d’actions, dans le cadre du dispositif de l’article L.22-10-62 du Code de commerce,

20.  Délégation de compétence à donner au Conseil d’Administration pour émettre des actions ordinaires et/ou des titres de capital donnant accès à d’autres titres de capital ou donnant droit à l’attribution de titres de créance et/ou de valeurs mobilières donnant accès à des titres de capital à émettre, avec maintien du droit préférentiel de souscription,

21.  Délégation de compétence à donner au Conseil d’Administration pour émettre des actions ordinaires et/ou des titres de capital donnant accès à d’autres titres de capital ou donnant droit à l’attribution de titres de créance et/ou de valeurs mobilières donnant accès à des titres de capital à émettre, avec suppression du droit préférentiel de souscription par offre au public à l’exclusion des offres visées au 1° de l’article L.411-2 du code monétaire et financier et/ou en rémunération de titres dans le cadre d’une offre publique d’échange,

Extraordinary resolutions:

19.  Delegation to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L.22-10-62 of the French Commercial Code,

20.  Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with pre-emptive rights,

21.  Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without pre-emptive rights, by means of a public offer (excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer,

22.  Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving

22.  Délégation de compétence à donner au Conseil d’Administration pour émettre des actions ordinaires et/ou des titres de capital donnant accès à d’autres titres de capital ou donnant droit à l’attribution de titres de créance et/ou de valeurs mobilières donnant accès à des titres de capital à émettre, avec suppression du droit préférentiel de souscription par une offre visée au 1° de l’article L.411-2 du Code monétaire et financier,

23.  Autorisation, en cas d’émission avec suppression du droit préférentiel de souscription, de fixer, dans la limite de 10% du capital par an, le prix d’émission dans les conditions déterminées par l’Assemblée ,

24.  Délégation de compétence à donner au Conseil d’Administration en vue d’émettre des actions ordinaires donnant, le cas échéant, accès à des actions ordinaires ou à l’attribution de titres de créance (de la Société ou d’une société du groupe), et/ou des valeurs mobilières donnant accès à des actions ordinaires (de la Société ou d’une société du groupe), avec suppression du droit préférentiel de souscription au profit d’une catégorie de personnes répondant à des caractéristiques déterminées,

25.  Délégation de compétence à donner au Conseil d’Administration en vue de décider l’émission d’actions ordinaires à émettre immédiatement ou à terme par la Société, avec suppression du droit préférentiel de souscription au profit d’une catégorie de personnes répondant à des caractéristiques déterminées dans le cadre d’un contrat de financement en fonds propres sur le marché américain dit « At-The-Market » ou «Programme ATM »,

26.  Délégation de compétence à donner au Conseil d’Administration à l’effet d’augmenter le nombre de titres à émettre en cas d’augmentation de capital avec maintien ou suppression du droit préférentiel de souscription en cas de demandes excédentaires,

27.  Délégation à donner au Conseil d’Administration pour augmenter le capital par émission d’actions ordinaires et/ou de valeurs mobilières donnant accès au capital dans la limite de 10 % du capital en vue de access, as the case may be, to equity securities or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code,

23.  Authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year,

24.  Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics,

25.  Delegation of powers to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”,

26.  Delegation of powers to be granted to the Board of Directors, in the case of a capital increase with existing shareholders’ preferential subscription rights maintained or waived, to increase the number of shares to be issued in the event of excess demand for subscriptions,

27.  Delegation of powers to be granted to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to the capital, up to the limit of 10% of the

rémunérer des apports en nature de titres ou de valeurs mobilières donnant accès au capital,

28.  Délégation de compétence à consentir au Conseil d’Administration à l’effet de décider toute opération de fusion-absorption, scission ou apport partiel d’actifs,

29.  Délégation de compétence à donner au Conseil d’Administration en vue d’émettre des actions ordinaires donnant, le cas échéant, accès à des actions ordinaires ou à l’attribution de titres de créance (de la Société ou d’une société du groupe), et/ou des valeurs mobilières donnant accès à actions ordinaires (de la Société ou d’une société du groupe), dans le cadre d’une opération de fusion-absorption, scission ou apport partiel d’actifs décidée par le Conseil d’Administration vertu de la délégation visée à la vingt-huitième resolution,

30.  Limitation globale des plafonds des délégations prévues aux vingt-et-unième, vingt-deuxième, vingt-quatrième, vingt-cinquième, vingt-sixième, vingt-septième et vingt-neuvième resolutions,

31.  Délégation de compétence à donner au Conseil d’Administration pour augmenter le capital par incorporation de réserves, bénéfices et/ou primes,

32.  Délégation de compétence à donner au Conseil d’Administration pour augmenter le capital par émission d’actions ordinaires et/ou de valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription au profit des adhérents d’un plan d’épargne d’entreprise en application des articles L. 3332-18 et suivants du Code du travail,

33.  Délégation de compétence à conférer au Conseil d’Administration en vue d’émettre des bons de souscription d’actions (BSA), bons de souscription et/ou d’acquisition d’actions Nouvelles et/ou existantes (BSAANE) et/ou des bons de souscription et/ou d’acquisition d’actions nouvelles et/ ou existantes remboursables (BSAAR) avec suppression du droit préférentiel de souscription au profit d’une catégorie de personnes, capital, in consideration for contributions in kind of securities or securities giving access to the capital,

28.  Delegation of powers to be granted to the Board of Directors for the purpose of deciding on any operation of merger-absorption, demerger, or partial contribution of assets,

29.  Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-eighth resolution,

30.  Overall limit on the maximum authorized amounts set under the resolutions twenty-first, twenty-second, twenty-fourth, twenty-fifth, twenty-sixth, twenty-seventh and twenty-ninth resolutions,

31.  Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums,

32.  Delegation of powers to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code,

33.  Delegation of powers to be granted to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with pre-emptive subscription rights waived in favor of a category of persons,

34.  Autorisation à donner au Conseil d’Administration en vue d’attribuer gratuitement des actions existantes et/ou à émettre aux membres du personnel salarié et/ou certains mandataires sociaux de la Société ou des sociétés ou groupements d’intérêt économique liés,

35.  Autorisation à donner au Conseil d’Administration en vue d’octroyer des options de souscription et/ou d’achat d’actions (stock-options) aux membres du personnel salarié et/ou certains mandataires sociaux de la Société ou des sociétés ou groupements d’intérêt économique liés,

36.  Modification de l’article 11 des statuts,

37.  Modification de l’article 20 des statuts,

38.  Modification de l’article 21 des statuts,

39.  Modification de l’article 18 des statuts,

40.  Modification de l’article 23 des statuts,

À caractère ordinaire :

41.  Pouvoirs pour les formalités.

34.  Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups,

35.  Authorization to be granted to the Board of Directors to grant options to subscribe and/or purchase shares (stock options) to employees and/or certain officers of the Company or related companies or economic interest groups,

36.  Amendment of Article 11 of the by-laws,

37.  Amendment of Article 20 of the by-laws,

38.  Amendment of Article 21 of the by-laws,

39.  Amendment of Article 18 of the by-laws,

40.  Amendment of Article 23 of the by-laws,

Ordinary resolutions:

41.  Powers to complete formalities.

2023 Annual Combined General Meeting of Shareholders The Voting Instructions must be signed, completed and received at the indicated address prior to 10:00 A.M. (New York City time) on April 5, 2023 for action to be taken. 2023 VOTING INSTRUCTIONS AMERICAN DEPOSITARY SHARES DBV Technologies S.A. (the “Company”) CUSIP No.: 23306J101. ADS Record Date: March 15, 2023 (date to determine ADS Holders who are to receive these materials and who are eligible to give voting instructions to the Depositary upon the terms described herein). French Record Date: April 6, 2023, at 12:00 A.M. (Paris time) (Date on which ADS Holders are required under French law to hold their interest in the Deposited Securities in order to be eligible to vote at the 2023 Annual Combined General Meeting of Shareholders. Meeting Specifics: The 2023 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”) of DBV Technologies S.A., will be held on Wednesday, April 12, 2023, at 10:00 A.M. (Paris time) at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette, 92120 Montrouge, France. On April 12, 2023, starting at 10:00 A.M. (Paris time), the Annual General Meeting will be webcast with live audio on the Company’s website https://www.dbv-technologies.com. The recorded webcast of the Annual General Meeting will remain accessible on the Company’s website for two years following the date of the Annual General Meeting. Meeting Agenda: Please refer to the Company’s Notice of Annual General Meeting, Proxy Statement and U.S. Annual Report enclosed. These materials are also available on the Company’s website: https://www.dbv-technologies.com/investor-relations/financial-information/sec-filings/ Depositary: Citibank, N.A. Deposit Agreement: Deposit Agreement, dated as of October 24, 2014. Deposited Securities: Ordinary shares, nominal value €0.10 per share (the “Ordinary Shares” or “Shares”), of the Company. Custodian: Citibank Europe plc. You as the undersigned holder, as of the ADS Record Date, of the American Depositary Share(s) issued under the Deposit Agreement (“ADSs”) and identified above, acknowledge receipt of a copy of the Depositary’s Notice of Annual General Meeting, Proxy Statement, and U.S. Annual Report and hereby authorize and direct the Depositary to cause to be voted at the Annual General Meeting (and any adjournment or postponement thereof) the Deposited Securities represented by your ADSs in the manner indicated on the reverse side hereof. You recognize that any sale, transfer or cancellation of your ADSs before the French Record Date will invalidate these voting instructions if the Depositary is unable to verify your continued ownership of ADSs as of the French Record Date. If the Depositary receives from a Holder voting instructions which fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such Holder’s ADSs, the Depositary will deem such Holder to have instructed the Depositary to vote in favor of all resolutions endorsed by the Company’s board of directors. Deposited Securities represented by ADSs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted. Additionally, the Company has informed the Depositary that, under French company law, shareholders holding a certain percentage of the Company’s Shares, the workers’ council or the board of directors may submit a new resolution and the board of directors may also modify the resolutions proposed in the Company’s Notice of Annual General Meeting. In such case, ADS Holders who have given prior instructions to vote on such resolutions shall be deemed to have voted in favor of the new or modified resolutions if approved by the Board and against if not approved by the Company’s board of directors. Please indicate on the reverse side hereof how the Deposited Securities are to be voted. The Voting Instructions must be marked, signed and returned on time in order to be counted. By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Agenda Ordinary Resolutions: For resolutions 1 to 18, and 41 please see attached copy of the Notice of Annual General Meeting for details. Extraordinary Resolutions: For resolutions 19 to 40 please see attached copy of the Notice of Annual General Meeting for details. The Depositary has been informed by the Company that its Board recommends a vote “FOR” all resolutions. This proxy is being solicited by the Board of Directors of DBV Technologies S.A. Issues DBV Technologies S.A. Ordinary Resolutions For Against Abstain Resolution 1 Resolution 2 Resolution 3 Resolution 4 Resolution 5 Resolution 6 Resolution 7 Resolution 8 Resolution 9 Resolution 10 Resolution 11 Resolution 12 Resolution 13 Resolution 14 Resolution 15 Resolution 16 Resolution 17 Resolution 18 Resolution 41 Extraordinary Resolutions For Against Abstain Resolution 19 Resolution 20 Resolution 21 Resolution 22 Resolution 23 Resolution 24 Resolution 25 Resolution 26 Resolution 27 Resolution 28 Resolution 29 Resolution 30 Resolution 31 Resolution 32 Resolution 33 Resolution 34 Resolution 35 Resolution 36 Resolution 37 Resolution 38 Resolution 39 Resolution 40 Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed. If these Voting Instructions are signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue if endorsed by the Company’s board of directors. If these Voting Instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give an “ABSTAIN” Voting Instruction for such issue. Please be sure to sign and date this Voting Instructions Card. Please sign your name to the Voting Instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting Instructions executed by a corporation should be in full name by a duly authorized officer with full title as such. Signature 1—Please keep signature within the line Signature 2—Please keep signature within the line Date (mm/dd/yyyy)

Depositary’s Notice of

2023 Annual Combined General Meeting of Shareholders of

DBV Technologies S.A.

ADSs:	American Depositary Shares (the “ADSs”).

ADS CUSIP No.:	23306J101.

ADS Record Date:	March 15, 2023. Date to determine ADS Holders who are to receive these materials and who are eligible to give voting instructions to the Depositary upon the terms described herein.

French Record Date:

April 6, 2023 at 12:00 A.M. (Paris time).

Date on which ADS Holders are required under French Law to hold their interest in the Deposited Securities in order to be eligible to vote at the 2023 Annual Combined General Meeting of Shareholders.

Meeting Specifics:	The 2023 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”) of DBV Technologies S.A., will be held on Wednesday, April 12, 2023, at 10:00 A.M. (Paris time) at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette, 92120 Montrouge, France.

Meeting Agenda:

Please refer to the Company’s Notice of Annual General Meeting, Proxy Statement and U.S. Annual Report enclosed. These materials are also available on the Company’s website:

https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

ADS Voting Deadline:	On or before 10:00 A.M. (New York City time) on April 5, 2023.*

Deposited Securities:	Ordinary shares, nominal value €0.10 per share (the “Ordinary Shares” or “Shares”), of DBV Technologies S.A., a company organized and existing under the laws of the Republic of France (the “Company”).

ADS Ratio:	One-half (1/2) of one Share to 1 ADS.

Depositary:	Citibank, N.A. (the “Depositary”).

Custodian of Deposited Securities:	Citibank Europe plc.

Deposit Agreement:	Deposit Agreement, dated as of October 24, 2014, by and among the Company, the Depositary, and all Holders and Beneficial Owners of ADSs issued thereunder.

To be counted, your Voting Instructions need to be received by the Depositary prior to 10:00 A.M.

(New York City time) on April 5, 2023.

* ADS holders must deliver their voting instructions in good form, to be received by the Depositary by this date - April 5, 2023 - 10:00 A.M. (New York City time) in order to be counted. The Company’s enclosed Notice of Annual General Meeting refers to voting deadlines as per local market regulations. The attached important notice is specific to all holders holding ADSs as of the ADS Record Date and the French Record Date.

The Company has announced that the Annual General Meeting will be held at the date, time and location identified above.* Copies of some of the Company’s materials, such as the procedures for obtaining preparatory documents, the statutory auditors reports and the U.S. Annual Report, were posted by March 22, 2023 at the latest, and the Final Notice of Annual General Meeting and Definitive Proxy Statement were posted on March 24, 2023 on the Company’s website: https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

On April 12, 2023, starting at 10:00 A.M. (Paris time), the Annual General Meeting will be webcast with live audio on the Company’s website https://www.dbv-technologies.com. The recorded webcast of the Annual General Meeting will remain accessible on the Company’s website for two years following the date of the Annual General Meeting.

These proxy materials will be mailed by the Depositary commencing on or about March 24, 2023, to all holders of the Company’s ADSs, each representing one-half of one ordinary share of the Company, having a nominal value of €0.10 per share. The Company’s registrar, Société Générale Securities Services, will commence mailing proxy materials to all holders of the Company’s Ordinary Shares on or about March 24, 2023, in accordance with French law and requirements.

The enclosed materials are provided to allow you to vote at the Annual General Meeting. The Company has requested the Depositary to provide you with instructions on the voting process.

If you do not wish to vote as an ADS holder but rather wish to vote as a holder of the Company’s Shares, you will need to arrange for the cancellation of your ADSs and become a Shareholder in France before the French Record Date. You are advised to proceed with the cancellation of your ADSs well in advance of the French Record Date as the cancellation of ADSs and the delivery of the corresponding Shares in France may be subject to unexpected processing delays.

Please note that the Company has informed the Depositary that in accordance with Article R. 225-85 of the French Commercial Code, if you are holder of Ordinary Shares that are registered in your name or in the name of an intermediary duly registered on your behalf as of Thursday, April 6, 2023 at 12:00 A.M. (Paris time), which is the second business day prior to the meeting (the “French Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, you will be eligible to vote your Ordinary Shares and you may vote in person at the Annual General Meeting. In order to exercise voting rights, holders of Share in bearer form are required to have their Shares registered in the name of a registered financial intermediary and obtain from an accredited financial intermediary, and provide to the Company, an attendance certificate attesting to the registration of such Shares in the financial intermediary’s account as of the French Record Date.

Please further note that a holder as of the ADS Record Date who desires to exercise its voting rights with respect to ADSs representing Shares in regis- tered or bearer form is required to: (a) be a holder of the ADSs as of the French Record Date, (b) deliver voting instructions to the Depositary by the ADS Voting Deadline, (c) instruct the Depositary to request that the Custodian deliver a voting form to the Company prior to the deadline established by the Company, and (d) in the case of ADSs representing Shares in bearer form, instruct the Depositary to request that the Custodian deposit the requisite attendance certificate with the Company. The delivery of voting instructions by an ADS Holder to the Depositary shall be deemed instructions to request delivery of the voting form and the attendance certificate.

If the Depositary receives from a Holder voting instructions which fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such Holder’s ADSs, the Depositary will deem such Holder to have instructed the Depositary to vote in favor of all resolutions endorsed by the Company’s board of directors. Deposited Securities represented by ADSs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted. Additionally, the Company has informed the Depositary that, under French company law, shareholders holding a certain percentage of the Company’s Shares, the workers’ council or the board of directors may submit a new resolution and the board of directors may also modify the resolutions pro- posed in the Company’s Notice of Annual General Meeting. In such case, ADS Holders who have given prior instructions to vote on such resolutions shall be deemed to have voted in favor of the new or modified resolutions if approved by the Board and against if not approved by the Company’s board of directors.

Upon receipt from a Holder (as of the ADS Record Date and who continues to hold the ADS as of the French Record Date) of a signed and completed Voting Instructions Card prior to the ADS Voting Instructions Deadline, the Depositary shall endeavor, insofar as practicable and permitted under applicable law and provisions of the Deposited Securities, to cause the Custodian to vote (or to cause to be voted by means of the appointment of a proxy or otherwise) the Shares in respect of which Voting Instructions have been received in accordance with the instructions contained therein.

Please note that Voting Instructions may be given only in respect of a number of ADSs representing an integral number of Shares.

The information enclosed herewith with respect to the Annual General Meeting has been provided by the Company. Citibank, N.A. is forwarding this information to you solely as depositary and in accordance with the terms of the Deposit Agreement and disclaims any responsibility with respect to the accuracy or completeness of such information. Citibank, N.A. does not, and should not be deemed to, express any opinion with respect to the proposals to be considered at the Annual General Meeting. If you wish to receive a copy of the Deposit Agreement, please contact the Depositary at the number set forth below.

If you have any questions concerning the enclosed material or if you need further explanation of the questions covered therein, please call Citibank, N.A. - ADR Shareholder Services toll-free at 877-CITI-ADR (877-248-4237).

Citibank, N.A., as Depositary

*

As set forth in Section 4.10 of the Deposit Agreement and the Form of ADR, Holders of record of ADSs as of the close of business on the ADS Record Date and who continue to hold their ADS as of the French Record Date will be entitled, subject to any applicable provisions of the Deposit Agreement, French law and the Articles of Association of the Company and the provisions of or governing the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Shares represented by such Holders’ ADSs.